UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
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Securities Exchange Act of 1934 (Amendment No.  )

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CARLYLE

Annual Meeting of Shareholders

PROXY STATEMENT | 2025

OUR GLOBAL REACH

29	4	636	2,300
Offices	*Continents*	*Investment Vehicles*	*Professionals Worldwide*

North America

Atlanta
Barrington
Boston
Los Angeles
Menlo Park
Miami
New York City
San Francisco
Toronto
Washington DC

Europe

Amsterdam
Barcelona
Dublin
London
Luxembourg
Milan
Munich
Paris

Middle East-North Africa

Abu Dhabi

Asia-Pacific

Beijing
Hong Kong
Mumbai
Seoul
Shanghai
Singapore
Sydney
Tokyo

The Carlyle Group Inc.
1001 Pennsylvania Avenue, NW, Washington, DC 20004
Notice of 2025 Annual Meeting
of Shareholders

Date and Time Thursday, May 29, 2025 9:00 a.m. EDT	Access Our Annual Meeting can be accessed virtually at: www.virtualshareholder meeting.com/CG2025	Record Date April 4, 2025
How to Vote
Vote by Internet
Before The Meeting:
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Use the Internet to transmit your voting
instructions and for electronic delivery of
information up until 11:59 p.m. Eastern
Daylight Time on May 28, 2025. Have
your proxy card in hand when you access
the web site and follow the instructions to
obtain your records and to create an
electronic voting instruction form.
During the Meeting:
www.virtualshareholdermeeting.com/
CG2025
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Items of Business		Board Recommendation

1	Election to our Board of Directors of eight director nominees named in this Proxy Statement for a one-year term	FOR each director nominee

2	Ratification of Ernst & Young LLP (“Ernst & Young”) as Our Independent Registered Public Accounting Firm for 2025	FOR

3	Non-Binding Vote to Approve Named Executive Officer Compensation (“Say-on-Pay”)	FOR

Transaction of such other business as may properly come before our 2025
Annual Meeting of Shareholders
Your vote is important to us. Please exercise your shareholder right to vote.
By Order of the Board of Directors,
ANNE K. FREDERICK
Corporate Secretary
April 17, 2025

Important Notice Regarding the Availability of Proxy Materials for our Annual Meeting to be held on Thursday,
May 29, 2025. Our Proxy Statement and 2024 Annual Report to Shareholders are available at www.proxyvote.com. On or about April 17, 2025, we will distribute the proxy materials and send to certain of our shareholders a Notice of Internet
Availability of Proxy Materials (“Notice”). The Notice includes instructions on how to access our Proxy Statement and 2024
Annual Report to Shareholders and vote online. For more information, see “Frequently Asked Questions.”

Table of Contents

1	Letter From Our Chief Executive Officer
1	Letter From Our Board of Directors
2	Executive Summary

6	Corporate Governance
6	Item 1. Election of Directors
7	Director Nominees and Continuing Directors
15	Board Composition
18	Board Oversight of Our Firm
21	Board Structure and Governance Practices
24	Stakeholder Engagement

25	Audit Matters
25	Item 2. Ratification of Ernst & Young LLP as Our Independent Registered Public Accounting Firm for 2025
26	Fees Paid to Independent Registered Public Accounting Firm
26	Pre-Approval Policies and Procedures
27	Audit Committee Report

28	Executive Officers

30	Compensation Matters
30	Item 3. Non-Binding Vote to Approve Named Executive Officer Compensation (“Say-On-Pay”)
31	Compensation Discussion and Analysis
53	Compensation Committee Report
54	Executive Compensation Tables
66	Pay Ratio Disclosure
66	Equity Compensation Plan Information
67	Pay Versus Performance
71	Director Compensation
73	Certain Relationships and Related Transactions
76	Beneficial Ownership
77	Additional Information
78	Frequently Asked Questions
A-1	Appendix A: Reconciliations of Non-GAAP Measures

This Proxy Statement may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, statements related to our expectations, estimates, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions and statements that are not historical facts, including our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, contingencies, and our dividend policy. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,”
“estimates,” “anticipates,” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks, uncertainties, and assumptions. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements including, but not limited to, those described in this Proxy Statement and under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the U.S. Securities and Exchange Commission (“SEC”) on February 27, 2025, as such factors may be updated from time to time in our periodic filings with the
SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this proxy statement and in our periodic ﬁlings with the SEC. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law.

CARLYLE	Proxy Statement 2025	1

Letter From Our
Chief Executive
Officer
Dear Fellow Shareholders,
We are pleased to invite you to Carlyle’s 2025 Annual
Meeting of Shareholders, which will be held virtually on
Thursday, May 29, 2025. Your vote matters, and we
encourage you to participate.
Our proxy materials include a notice setting forth the items we expect to address at the meeting, our Proxy Statement,
and a form of proxy. We also encourage you to review our
2024 Annual Report, which highlights our strategic
priorities and performance over the past year.
2024 was a strong year for Carlyle. We met or exceeded
our financial targets, delivered a total shareholder return
of 28%, and further positioned the firm for continued
growth. These results underscore the strength of our
global platform, the rigor of our investment approach,
and our ability to create long-term value in a dynamic and
complex market environment.
We recognize that this complexity and heightened volatility
may continue. Amid the current macroeconomic and
geopolitical backdrop, we believe we are well-positioned to
navigate the next phase of private markets evolution.
As this next chapter unfolds, Carlyle remains committed to
helping all our stakeholders move forward with clarity,
confidence, and conviction. With strong momentum, a
focused strategy, and disciplined execution, Carlyle is built for what is next.

Letter From Our
Board of Directors
Dear Fellow Shareholders,
It is my privilege to write to you on behalf of the Board as
Carlyle’s newly appointed Lead Independent Director. We
thank Lawton Fitt for her dedicated service in this role over the past decade and look forward to her continued
contributions to the Board.
As outlined in our 2024 Annual Report, Carlyle
delivered record financial performance last year.
The Board believes that this momentum—driven by
Harvey’s leadership, a refreshed management team, and
a clear strategic focus—positions the firm well for
continued success.
I look forward to working closely with my fellow directors,
including our co-founders, Bill, David, and Dan, as well as
Harvey and the broader management team, to drive long-
term value for our shareholders. Our Board is focused on
providing oversight and guidance on long-term corporate
strategy and governance, alongside our goal of delivering
superior long-term returns to our shareholders.
In our engagement with shareholders over the past year,
we appreciated your thoughtful feedback regarding our
performance-based compensation program introduced in
early 2024, and the longer-term strategic direction of our
business. The enhanced compensation program has
strengthened alignment among shareholders, the
management team, and other senior leaders.
Looking ahead, ensuring this alignment is a priority for the
Board, as well as supporting the management team as
they execute on Carlyle’s growth strategy.

On behalf of the Board and the entire Carlyle team, thank you for your support. We look forward to continued dialogue with you in various forums during the year.

HARVEY M. SCHWARTZ
Chief Executive Officer and Director
April 17, 2025

MARK S. ORDAN
Lead Independent Director
April 17, 2025

2	CARLYLE	Proxy Statement 2025
Executive Summary
VOTING ROADMAP

Proposal		Board Recommendation	Page Reference

Item 1	Election to our Board of Directors of eight director nominees named in this Proxy Statement for a one-year term The Board believes that each of the director nominees has the knowledge, experience, skills, and background necessary to contribute to an effective and well-functioning Board.	FOR each director nominee	6

Item 2	Ratification of Ernst & Young as Our Independent Registered Public Accounting Firm for 2025 The Audit Committee has appointed Ernst & Young to serve as Carlyle’s independent registered public accounting firm for the 2025 calendar year and this appointment is being submitted to our shareholders for ratification. The Audit Committee believes that the continued retention of Ernst & Young to serve as Carlyle’s independent auditor is in the best interests of Carlyle and its shareholders.	FOR	25

Item 3	Non-Binding Vote to Approve Named Executive Officer (“NEOs”) Compensation (“Say-on-Pay”) Carlyle seeks approval from its shareholders, in a non-binding advisory vote, of the compensation of the NEOs as disclosed in this Proxy Statement. The Board values the opinions of our shareholders and will take into account the outcome of the advisory vote when considering future executive compensation decisions.	FOR	30

CARLYLE	Proxy Statement 2025	3

Executive Summary
CARLYLE EVOLUTION
Carlyle was founded in 1987 by William E. Conway, Jr., Daniel D’Aniello, and David M. Rubenstein. Today, we are one of the
world’s leading global investment firms. Carlyle manages $441 billion in assets under management as of December 31, 2024, investing across Global Private Equity, Global Credit, and Global Investment Solutions. We combine global vision with local insight, relying on a highly skilled team of more than 2,300 professionals operating out of 29 offices across Asia, Australia,
Europe, the Middle East, and North America. Our evolution to becoming the public company we are today is detailed below.
2024 FINANCIAL HIGHLIGHTS
Carlyle finished 2024 with significant operating momentum, setting several financial records amid an increasingly complex economic and geopolitical backdrop, and delivering a total shareholder return (“TSR”) of 28% in 2024. Our three global businesses continued to perform at a high level, and we enter 2025 well-positioned to deliver value for all our shareholders and other stakeholders. For the full-year ended December 31, 2024, U.S. GAAP results included income before provision for income taxes of $1.4 billion and a margin on income before provision for income taxes of 25.7%. As announced in February 2024, we updated our employee compensation program to further enhance alignment across all our shareholders and other stakeholders. See “Compensation Discussion and Analysis—Compensation Philosophy” for additional information.

4	CARLYLE	Proxy Statement 2025

Executive Summary
CORPORATE GOVERNANCE HIGHLIGHTS
Since 2021, we have appointed five new independent directors to the Board of Directors, Derica W. Rice in 2021,
Linda H. Filler and Mark S. Ordan in 2022, Sharda Cherwoo in 2023, and Afsaneh Beschloss in 2024, substantially increasing the number of experienced, well-qualified, and independent directors on our Board. In addition, in February 2023, we announced the appointment of Harvey M. Schwartz as our Chief Executive Officer and a member of our Board.
Active Board Refreshment
In seeking new members of the Board of Directors, we focus on experience and demonstrated success in areas relevant to
Carlyle’s business and strategy, a broad range of perspectives, and anticipated contribution to the Board’s effective oversight of our leadership team. We have adopted policies and practices that are designed to ensure compliance with the rules and regulations of the U.S. Securities and Exchange Commission, the listing requirements of The Nasdaq Global Select Market, and applicable corporate governance requirements.
Key corporate governance practices include, among others:

  Our Board advises management and provides oversight
of the firm’s business and affairs
  Our Board has a broad range of skills, experiences,
and perspectives
  The Board has a strong, newly appointed Lead
Independent Director, Mark S. Ordan, who works closely
with the other independent directors to provide objective
oversight of our business and facilitates communication
with the Board, the identification of matters for
consideration by the Board and management, and the
formulation of appropriate guidance to be provided by
the independent directors to our leadership team
  The independent members of the Board meet in
executive session regularly without the presence of
management. The Board's Lead Independent Director
presides over these executive sessions
  The Nominating and Corporate Governance
Committee leads the annual Board, Committee, and
director assessments
  Our Board is in the process of being declassified on a
phased-in basis and the Board will be fully declassified
by the 2026 Annual Meeting of Shareholders
  Our executive officers and heads of our business
segments are subject to clawback policies (our Incentive
Compensation Clawback Policy and/or our Dodd-Frank
Incentive Compensation Clawback Policy)

  Our directors and executive officers are required to hold
shares of our common stock with a minimum value
determined based on their respective position
  We prohibit short sales and derivative transactions in our equity and hedging our common stock, and generally
prohibit pledging of our stock absent prior approval
  The full Board focuses on succession planning
  On an ongoing basis, the Board, led by the Nominating
and Corporate Governance Committee, considers the
composition of the Board as a whole, and seeks to
identify potential directors who have the necessary
skills, experience and personal attributes to advise
management and effectively oversee the Company
  The Board receives regular updates on our
sustainability strategy
  The Nominating and Corporate Governance Committee,
which takes a leadership role in shaping our corporate
governance, including oversight of and approach to our
sustainability strategy has appointed Linda H. Filler as
the Board’s Sustainability Lead, responsible for oversight
of the firm’s work in this area
  The Audit Committee takes a leadership role in the
review and oversight of technology and information
security risks, including cybersecurity

CARLYLE	Proxy Statement 2025	5

Executive Summary
COMPENSATION HIGHLIGHTS
Executive Compensation Overview
We implemented our Stock Price Appreciation PSU Award Program in 2024 to further align our CEO and other named executive officers with shareholder interests.

Form	Compensation Element	CEO	Other NEOs	Purpose and Alignment
Cash	Base Salary			Provides a base compensation floor for our executives.
	Annual Performance Bonus			Rewards achievement of key strategic and financial priorities and goals.
Long- Term Equity Awards	Time-Vesting Restricted Stock Units			Restricted Stock Units (“RSUs”) awarded to our NEOs that are generally eligible to vest over 3.5 to 4 years in order to promote continued retention and share ownership.
Performance-Vesting Restricted Stock Units (Stock Price Performance)
Grants to Mr. Schwartz and certain of our other NEOs in order to align the interests of our NEOs with those of our shareholders and drive stock price appreciation. Mr. Schwartz’s 2023 performance-vesting RSU
(“PSU”) award also encourages strong relative performance, with
110% stock price appreciation and superior outperformance relative to the constituent companies in the S&P 500 Financials Index required for full vesting.

Compensation Practices

WHAT WE DO:

  Align pay with firm performance and shareholder
interests, including through use of RSUs and PSUs
  Large majority of compensation is variable, and the
majority is delivered in equity
  Long-term incentive awards are denominated and
settled in equity
  Regularly engage with shareholders as part of our
year-round, proactive engagement
  Engage an independent compensation consultant that
works directly for our Compensation Committee and
does no work for management
  Tie incentive compensation to a clawback policy that
cover financial restatements, with one policy extending
beyond the mandates of the Dodd-Frank Act and
including recoupment upon detrimental activity

  Require our executive officers to own a minimum value
of shares of our common stock and retain a portion of
certain RSU and PSU awards for a fixed minimum
period following vesting
  Hold an annual Say-on-Pay vote and disclose response
to shareholder feedback
  Perform an annual compensation risk assessment
  For our CEO’s Sign-On PSU Award, full vesting requires
both 110% stock price appreciation over the 5-year
performance period and relative TSR performance at the
60th percentile versus S&P 500 Financials Index
constituent companies
  Require a qualifying termination of employment following
a change in control of Carlyle in order for any such
change in control to trigger accelerated vesting rights

WHAT WE DO NOT DO:

  No excise tax “gross-up” payments in the event of a
change in control
  No tax “gross-up” payment in perquisites for named
executive officers
  No defined benefit plan pension benefits for
executive officers
  No short sales or derivative transactions in our equity or hedging our common stock, and we generally prohibit
pledging of our stock absent prior approval

  No dividends paid in cash on unvested equity awards
  Do not count unvested PSUs or unexercised
stock options toward satisfaction of stock
ownership guidelines
  No repricing of underwater stock options
  No changes to performance targets for legacy
performance-vesting awards

6	CARLYLE	Proxy Statement 2025
Corporate Governance

Item 1	Election of Directors

Our Board of Directors currently is composed of thirteen directors. A majority our directors are independent, and five are employees or consultants of the firm in addition to serving as directors. Our independent directors are composed of highly educated professionals with a broad range of experience in different industries that helps to inform our global investment management business, including banking and finance, accounting, healthcare, pharmaceuticals, real estate, hospitality, consumer products, telecommunications, marketing, and education. The directors who are not independent have extensive experience and strong reputations within the global investment management industry.
In accordance with our amended and restated certificate of incorporation, our Board is in the process of being declassified on a phased-in basis and will be fully declassified by the 2026 Annual Meeting of Shareholders. Each director nominee, if elected, will serve for a one-year term. A director’s term continues until the election and qualification of his or her successor or his or her earlier death, resignation, or removal. The Board believes that each of the director nominees has the knowledge, experience, skills, and background necessary to contribute to an effective and well-functioning Board.
In connection with our conversion from a Delaware limited partnership into a Delaware corporation (the “Conversion”), we entered into stockholder agreements with our co-founders. These agreements grant each of our co-founders the right to designate nominees to our Board subject to the maintenance of certain ownership requirements. See “Certain Relationships and Related Transactions—Stockholder Agreements” for additional information.
The Board has selected David M. Rubenstein, Daniel A. D’Aniello, Harvey M. Schwartz, Sharda Cherwoo, Linda H. Filler,
James H. Hance, Jr., Derica W. Rice, and William J. Shaw for election as directors at this 2025 Annual Meeting of
Shareholders. If elected, each director will serve until the 2026 Annual Meeting of Shareholders, and thereafter until their successors are duly elected and qualified, or until such director’s earlier death, resignation, or removal.

FOR	BOARD RECOMMENDATION

After a review of the individual qualifications and experiences of each of our director nominees and their contributions to our Board, our Board determined unanimously to recommend that shareholders vote “FOR”
the eight director nominees named in this Proxy Statement.

CARLYLE	Proxy Statement 2025	7

Corporate Governance
DIRECTOR NOMINEES AND CONTINUING DIRECTORS
Nominees for Directors

DAVID M. RUBENSTEIN Co-Founder and Co-Chairman of the Board Age: 75 Director Since: 2011 Class: II (expires 2025)
Mr. Rubenstein is a Co-Founder and Co-Chairman of the Board. He was appointed to our
Board of Directors effective July 18, 2011. Previously, Mr. Rubenstein served as Co-Chief
Executive Officer of Carlyle. Mr. Rubenstein is a Baltimore native and is the Chairman, CEO, and principal owner of Major League Baseball’s Baltimore Orioles. Prior to forming Carlyle in
1987, Mr. Rubenstein practiced law in Washington, D.C. with Shaw, Pittman, Potts & Trowbridge
LLP (now Pillsbury Winthrop Shaw Pittman LLP). From 1977 to 1981, Mr. Rubenstein was
Deputy Assistant to the President for Domestic Policy. From 1975 to 1976, he served as Chief
Counsel to the U.S. Senate Judiciary Committee’s Subcommittee on Constitutional
Amendments. From 1973 to 1975, Mr. Rubenstein practiced law in New York with Paul, Weiss,
Rifkind, Wharton & Garrison LLP. Mr. Rubenstein has served on the board of Moderna, Inc.
since August 2024. Among other philanthropic endeavors, Mr. Rubenstein is Chairman of the
Boards of the Council on Foreign Relations, the National Gallery of Art, the Economic Club of
Washington, and the University of Chicago; a Trustee of Memorial Sloan-Kettering Cancer
Center, Johns Hopkins Medicine, the Institute for Advanced Study, the Brookings Institution, and
the World Economic Forum; and a Director of the American Academy of Arts and Sciences.
Mr. Rubenstein is a member of the American Philosophical Society, Business Council, Harvard
Global Advisory Council, Madison Council of the Library of Congress, Board of Dean’s Advisors
of the Business School at Harvard, Advisory Board of the School of Economics and
Management at Tsinghua University, and Board of the World Economic Forum Global Shapers
Community. Mr. Rubenstein is a magna cum laude graduate of Duke University, where he was elected Phi Beta Kappa. Following Duke, Mr. Rubenstein graduated from the University of
Chicago Law School, where he was an editor of the Law Review.

Qualifications:
Mr. Rubenstein is a co-founder of our firm
and has played an integral role in our firm’s
successful growth since its founding in 1987.
He also has developed a unique and
unparalleled understanding of our business.
Committees: •None Skills and Experience: •Financial Services; Global Perspective; Government, Public Policy, and Regulatory Affairs; Senior Executive and Corporate Governance

8	CARLYLE	Proxy Statement 2025

Corporate Governance

DANIEL A. D’ANIELLO Co-Founder and Chairman Emeritus Age: 78 Director Since: 2011 Term: 2025
Mr. D’Aniello is a Co-Founder and Chairman Emeritus of Carlyle. He has served on our Board of Directors since the Board’s inception on July 18, 2011, serving as Chairman from 2012 until
January 1, 2018. Prior to forming Carlyle in 1987, Mr. D’Aniello was the Vice President for
Finance and Development at Marriott Corporation for eight years. Before joining Marriott, Mr.
D’Aniello was a financial officer at PepsiCo, Inc. and Trans World Airlines. Mr. D'Aniello served in the United States Navy from 1968 through 1971 during which time he was a Distinguished
Naval Graduate of Officer Candidate School, Newport R.I.; a Supply Officer (LTJG) aboard the
USS Wasp (CVS 18); and in 2016, Mr. D'Aniello was awarded the designation of Lone Sailor by the U.S. Navy Memorial Foundation. Mr. D’Aniello is Chairman of the American Enterprise
Institute for Public Policy Research; Co-Chairman of the Institute for Veterans and Military
Families; Chairman of the Wolf Trap Foundation of the Performing Arts; an Advisor to the John
Templeton Foundation; a founding Trustee of the Lumen Institute; and a Lifetime Member of the
Board of Trustees of Syracuse University, a member of the Chancellor’s Council and the
Corporate Advisory Council to the Martin J. Whitman School of Management. Mr. D’Aniello
previously served as chairman and/or director of several private and public companies in which
Carlyle had significant investment interests. Mr. D’Aniello is a 1968 magna cum laude graduate of Syracuse University, where he was a member of Beta Gamma Sigma, and a 1974 graduate of the Harvard Business School, where he was a Teagle Foundation Fellow.

Qualifications:
Mr. D’Aniello is a co-founder of our firm and
has played an integral role in our firm’s
successful growth since its founding in 1987.
He also has developed a unique and
unparalleled understanding of our business.

Committees:
•None
Skills and Experience:
•Accounting and Finance; Brand and
Marketing; Financial Services; Global
Perspective; Risk Management and
Compliance; Senior Executive and
Corporate Governance; Sustainability

HARVEY M. SCHWARTZ Chief Executive Officer and Director Age: 61 Director Since: 2023 Class: II (expires 2025)
Mr. Schwartz is the Chief Executive Officer of Carlyle and member of the Board of Directors.
He has served in such capacity since February 15, 2023, and is based in New York.
Mr. Schwartz formerly worked at Goldman Sachs from 1997 to 2018, with his last position being
President and Co-Chief Operating Officer. He also held numerous senior leadership positions including Chief Financial Officer and Global Co-Head of the Securities Division. Mr. Schwartz
started his career at J. B. Hanauer & Co., and then moved to First Interregional Equity
Corporation. In 1989, he joined Citigroup, where he worked in the firm's credit training program and developed a specialty in structuring commodity derivatives. Mr. Schwartz serves on the board of One Mind, a nonprofit that accelerates collaborative research and advocacy to enable all individuals facing brain health challenges to build healthy, productive lives. Mr. Schwartz previously served on the board of Sofi Technologies, Inc. from May 2021 through November
2024. He is involved in a range of investment and philanthropic endeavors that include a focus on mental health and developing future business leaders, including women and young people seeking a career in finance. Mr. Schwartz earned his BA from Rutgers University, where he is a member of the university’s Board of Governors and its Hall of Distinguished Alumni. He received his MBA from Columbia University.

Qualifications:
Mr. Schwartz is a widely respected business
builder with extensive leadership experience
in a high performing, complex global
financial institution. He also is a seasoned
operator and has a demonstrated ability to
develop high performing talent.

Committees:
•None
Skills and Experience:
•Accounting and Finance; Branding and
Marketing; Financial Services; Global
Perspective; Government, Public Policy,
and Regulatory Affairs; Risk Management
and Compliance; Senior Executive and
Corporate Governance; Succession
Planning and Human Capital Management;
Technology and/or Cybersecurity

CARLYLE	Proxy Statement 2025	9

Corporate Governance

SHARDA CHERWOO Independent Director Age: 66 Director Since: 2023 Term: 2025
Ms. Cherwoo was appointed to our Board of Directors effective June 1, 2023, and is a member of the Audit Committee. Ms. Cherwoo spent her entire, nearly 40-year career at Ernst & Young
(“EY”), a global accounting firm, with a specialized industry focus on private equity, financial services, health care, and emerging disruptive technologies, across diverse industries. Most recently, she served as EY’s Americas Intelligent Automation Leader and Partner, a role in which she spearheaded and founded the company’s intelligent automation strategy focused on robotic process automation (“RPA”) and artificial intelligence (“AI”), leading to talent development and transformation. She led and built a billion-dollar, market-leading digital transformation business, and worked with global clients and teams across diverse industries in more than 20 countries.
During her EY tenure, Ms. Cherwoo also served as a Senior Advisory Partner in EY’s Private
Equity practice group, from 2009 and served financial services clients as a Global Client Service
Partner and Global Tax Account Leader, from 1991. From 2001 to 2004, Ms. Cherwoo served as the founding Chief Executive Officer of EY’s Global Shared Services operations in Bangalore,
India, which was EY’s first global offshoring center for client-facing operations. Ms. Cherwoo currently serves on the board of World Kinect Corporation and is a former board member of
Doma Holdings Inc. and World Quantum Growth Acquisition Corporation. In addition, Ms.
Cherwoo has been an Executive in Residence at Columbia Business School since 2023, a member of the Advisory Board of Land O’Lakes Inc. since 2020, a Board Director of Tax
Analysts since 2020, a board member of the National Association of Corporate Directors – New
York Chapter since 2021, and a member of the Board of Trustees of International House of New
York since 2008. Ms. Cherwoo is a Certified Public Accountant and holds a B.Sc. in Accounting as Valedictorian from Sacred Heart University in Fairfield, Connecticut. Ms. Cherwoo has also attended Executive Education programs at Harvard Business School for Strategic Leadership for EY Partners and at Northwestern University, Kellogg School of Management.

Qualifications: Ms. Cherwoo had a distinguished career as a former senior partner at EY and has extensive knowledge and expertise in the private equity, financial services, and health care industries.
Committees:
•Audit Committee
Skills and Experience:
•Accounting and Finance; Financial
Services; Global Perspective; Risk
Management and Compliance;
Senior Executive and Corporate
Governance; Sustainability;
Technology and/or Cybersecurity

LINDA H. FILLER Independent Director Age: 65 Director Since: 2022 Class: II (expires 2025)
Ms. Filler was appointed to our Board of Directors effective April 1, 2022, and is a member of the Nominating and Governance Committee. Ms. Filler retired as President of Retail Products,
Chief Marketing Officer, and Chief Merchandising Officer at Walgreen Co. in 2017. Prior to
Walgreen Co, Ms. Filler served in Executive Vice President roles at Walmart and at Kraft Foods.
Prior to Kraft, Ms. Filler served a long tenure at Hanesbrands, including Group CEO roles of its largest branded apparel businesses. Ms. Filler is Lead Independent Director at Danaher
Corporation, where she has served as a Director since 2004. She serves as Chair of the
Nominating & Governance Committee and on the Science & Technology Committee. Ms. Filler
also serves as Chair of Veralto Corporation, and on its Compensation Committee. Among other philanthropic activities, Ms. Filler serves as Chair of the Development Committee for the
Chicago Public Library Foundation, and on the Foundation’s Executive Committee. Ms. Filler
earned an MBA from Harvard Business School and an MS from the University of North Texas.

Qualifications:
Ms. Filler has extensive experience in senior
management roles and expertise in
marketing and branding and corporate
strategy, as well as experience as a lead
independent director in large, global
businesses.

Committees:
•Nominating and Corporate
Governance Committee
Skills and Experience:
•Accounting and Finance; Branding and
Marketing; Global Perspective; Senior
Executive and Corporate Governance;
Succession Planning and Human Capital
Management; Sustainability

10	CARLYLE	Proxy Statement 2025

Corporate Governance

JAMES H. HANCE, JR. Operating Executive and Director Age: 80 Director Since: 2012 Class: II (expires 2025)
Mr. Hance is an Operating Executive of Carlyle and a member of our Board of Directors.
Mr. Hance was appointed to our Board of Directors effective May 2, 2012. Mr. Hance joined
Carlyle in November 2005 as an Operating Executive and has worked primarily in our Global
Credit segment and the financial services sector. Prior to joining Carlyle in 2005, Mr. Hance served as Vice Chairman of Bank of America from 1993 until his retirement on January 31, 2005 and served as Chief Financial Officer from 1988 to 2004. Prior to joining Bank of America, Mr.
Hance spent 17 years with Price Waterhouse (now Pricewaterhouse Coopers LLP). Mr. Hance is
currently a director of Acuity Brands Inc. (where he serves as the Lead Independent Director and on the Audit Committee and Governance Committee). Mr. Hance is a former director of Ford
Motor Company, Sprint Nextel Corporation, Morgan Stanley, Duke Energy Corporation, Cousins
Properties, Parkway, Inc. and Bank of America Corporation. Mr. Hance serves as Emeritus
Trustee on the Board of Trustees at Washington University in St. Louis and as Chairman of the
Board of Trustees at Johnson & Wales University in Providence, RI. Mr. Hance graduated from
Westminster College and received an MBA from Washington University in St. Louis. He is a
Certified Public Accountant.

Qualifications:
Mr. Hance has an invaluable perspective
owing to his experience in various senior
leadership roles in the financial services
industry, including his role as the Chief
Financial Officer of Bank of America
Corporation, as well as his familiarity with
our business and operations as an
Operating Executive of Carlyle.

Committees:
•None
Skills and Experience:
•Accounting and Finance; Financial
Services; Global Perspective; Risk
Management and Compliance; Senior
Executive and Corporate Governance;
Technology and/or Cybersecurity

DERICA W. RICE Independent Director Age: 60 Director Since: 2021 Class: II (expires 2025)
Mr. Rice was appointed to our Board of Directors effective March 8, 2021, and is a member of the Audit and Compensation Committees. Mr. Rice served as executive vice president of CVS
Health and President of CVS Caremark, the pharmacy benefits management business of CVS
Health, from March 2018 to February 2020. Previously, he held various executive positions at
Eli Lilly and Company, most recently executive vice president of Global Services and chief financial officer from 2006 to 2017. Mr. Rice is currently a director of Bristol-Meyers Squibb
Company (where he serves on the Audit Committee and the Compensation and Management
Development Committee), Target Corporation (where he serves on the Audit and Finance
Committee and the Infrastructure and Investment Committee) and The Walt Disney Company
(where he serves on the Audit Committee). Mr. Rice received his Bachelor of Science degree in Electrical and Electronics Engineering from Kettering University and an MBA from
Indiana University.

Qualifications:
Mr. Rice has experience with complex,
global business operations, and extensive
knowledge of a wide range of financial and
accounting matters resulting from his
distinguished career at CVS Health and Eli
Lilly and Company and significant
experience as a director at large, global
businesses.

Committees:
•Audit Committee
•Compensation Committee
Skills and Experience:
•Accounting and Finance; Branding and
Marketing; Global Perspective;
Government, Public Policy, and Regulatory
Affairs; Risk Management and Compliance;
Senior Executive and Corporate
Governance; Succession Planning and
Human Capital Management; Sustainability

CARLYLE	Proxy Statement 2025	11

Corporate Governance

WILLIAM J. SHAW Independent Director Age: 79 Director Since: 2012 Term: 2025
Mr. Shaw was appointed to our Board of Directors effective May 2, 2012, and is the
Chairperson of the Audit Committee. Mr. Shaw was the Vice Chairman of Marriott International,
Inc. until his retirement in March 2011. Prior to becoming Vice Chairman of Marriott, Mr. Shaw served as President and Chief Operating Officer of Marriott from 1997 until 2009. Mr. Shaw joined Marriott in 1974 and held various positions, including Corporate Controller, Corporate
Vice President, Senior Vice President-Finance, Treasurer, Chief Financial Officer, Executive
Vice President and President of Marriott Service Group. Prior to joining Marriott, Mr. Shaw worked at Arthur Andersen & Co. Mr. Shaw is Chairman of the Board of Directors of Marriott
Vacations Worldwide Corporation, a Director of DiamondRock Hospitality (where he serves as
Chairman of the Audit Committee and serves on the Compensation Committee and Nominating and Corporate Governance Committee) and is a former member of the Board of Trustees of three funds in the American Family of mutual funds from 2009 to 2015. Mr. Shaw serves on the
Board of Trustees of the University of Notre Dame. Mr. Shaw graduated from the University of
Notre Dame and received an MBA from Washington University in St. Louis.

Qualifications:
Mr. Shaw has an extensive financial
background and public company operating
and management experience resulting from
his distinguished career in various senior
leaderships roles at Marriott.

Committees:
•Audit Committee (Chair)
Skills and Experience:
•Accounting and Finance; Global
Perspective; Risk Management and
Compliance; Senior Executive and
Corporate Governance; Succession
Planning and Human Capital Management;
Technology and/or Cybersecurity

12	CARLYLE	Proxy Statement 2025

Corporate Governance
Continuing Directors

WILLIAM E. CONWAY, JR. Co-Founder and Co-Chairman of the Board Age: 75 Director Since: 2011 Class: III (expires 2026)
Mr. Conway is a Co-Founder and Co-Chairman of the Board. Mr. Conway was appointed to our
Board of Directors effective July 18, 2011. Previously, Mr. Conway served as our Interim Chief
Executive Officer, Co-Chief Executive Officer, and Chief Investment Officer. Prior to forming
Carlyle in 1987, Mr. Conway was the Senior Vice President and Chief Financial Officer of MCI
Communications Corporation (“MCI”). Mr. Conway was a Vice President and Treasurer of MCI
from 1981 to 1984. Mr. Conway is a board member of the John Carroll Society and former
Chairman of the Board of Trustees of Johns Hopkins Medicine and a former trustee and Vice
Chairman of the Board of Trustees of the Catholic University of America. He previously served as chairman and/or director of several public and private companies in which Carlyle had significant investment interests. Mr. Conway received his BA from Dartmouth College and his
MBA in finance from The University of Chicago Booth School of Business.

Qualifications:
Mr. Conway is a co-founder of our firm and
has played an integral role in our firm’s
successful growth since its founding in 1987.
He also has developed a unique and
unparalleled understanding of our business.
Committees: •None Skills and Experience: •Accounting and Finance; Financial Services; Global Perspective; Senior Executive and Corporate Governance

AFSANEH BESCHLOSS Independent Director Age: 69 Director Since: 2024 Class: III (expires 2026)
Ms. Beschloss was appointed to our Board of Directors effective May 1, 2024. Ms. Beschloss is an economist, a leader in sustainable and inclusive investing and policy, and founder and
CEO of RockCreek, one of the world’s largest women-owned investment firms. Previously, she was Managing Director and partner at The Carlyle Group from 2001 to 2003. As the World
Bank’s Treasurer and Chief Investment Officer, she led the Bank’s investments, balance sheet management, ratings, borrowings, and innovations in financial products and in technology. Prior to this, she led the World Bank’s investments and policy work in the renewable energy, power, and infrastructure sectors, notably pioneering investments in natural gas, wind, and solar energy. Previously, she worked in corporate finance at JP Morgan. Ms. Beschloss has advised various governments, central banks, and regulatory agencies on financial policy and energy policy. She serves on the boards of trustees of the Council on Foreign Relations, the Rockefeller
Foundation, where she chairs the Investment Committee, the Bretton Woods Committee, where she co-chairs the Future of Finance Working Group, Georgetown University, and the PBS
Foundation where she serves as chair. She was recognized by Carnegie Corporation in their
“Great Immigrants, Great Americans 2020” list, received the Robert F. Kennedy Human Rights
Ripple of Hope Award and the Institutional Investor Lifetime Achievement Award, and has been listed among the “Most Powerful Women in Banking” by American Banker. She is the co-author of The Economics of Natural Gas (Oxford University Press) and author of numerous journal articles on innovations in finance, energy economics, and renewable energy investing.
Ms. Beschloss holds an MPhil (Honors) in Economics from the University of Oxford, where she taught international trade and economic development.

Qualifications:
Ms. Beschloss has extensive investment,
economic, and international experience,
including in the financial and energy policy
areas, as well as significant foreign affairs
and government experience.

Committees:
•None
Skills and Experience:
•Financial Services; Global Perspective;
Government, Public Policy, and Regulatory
Affairs; Senior Executive and Corporate
Governance; Succession Planning and
Human Capital Management; Sustainability;
Technology and/or Cybersecurity

CARLYLE	Proxy Statement 2025	13

Corporate Governance

LAWTON W. FITT Independent Director Age: 71 Director Since: 2012 Class: III (expires 2026)
Ms. Fitt was appointed to our Board of Directors effective May 2, 2012, and is the Chairperson of the Nominating and Corporate Governance Committee and a member of the Audit and
Compensation Committees. Ms. Fitt served as Secretary (CEO) of the Royal Academy of Arts in
London from October 2002 to March 2005. Prior to that, Ms. Fitt was a partner with Goldman
Sachs & Co. Ms. Fitt is currently a director of Ciena Corporation (where she serves as Chair of the Board and is a member of the Audit and Nominating and Governance Committees) and The
Progressive Corporation (where she serves as Chairperson, and serves on the Investment and
Capital Committee and as chair of the Nominating and Governance Committee). Ms. Fitt is a
former director of Micro Focus International, ARM Holdings PLC, and Thomson Reuters. She is
also a trustee or director of several not-for-profit organizations including the Goldman Sachs
Foundation. Ms. Fitt earned her AB in history at Brown University and her MBA from the Darden
School of the University of Virginia.

Qualifications:
Ms. Fitt has an extensive financial
background and experience in a
distinguished career at Goldman Sachs in
the areas of investment banking and risk
analysis, including her unique insights into
the operation of global capital markets.

Committees:
•Audit Committee
•Compensation Committee
•Nominating and Corporate
Governance Committee (Chair)
Skills and Experience:
•Accounting and Finance; Financial
Services; Global Perspective; Risk
Management and Compliance; Senior
Executive and Corporate Governance;
Succession Planning and Human
Capital Management

MARK S. ORDAN Lead Independent Director Age: 66 Director Since: 2022 Class: III (expires 2026)
Mr. Ordan was appointed to our Board of Directors effective April 1, 2022, serves as our Lead
Independent Director, and is a member of the Compensation and Nominating and Corporate
Governance Committees. Mr. Ordan served as Executive Chair of Pediatrix Medical Group, a physician-led healthcare organization, from January 1, 2023 through January 10, 2025, when he was appointed to his current position of Chairman and Chief Executive Officer. Mr. Ordan formerly served as Chief Executive Officer of Pediatrix Medical Group from July 2020 through
December 2022. Prior to joining Pediatrix Medical Group, Mr. Ordan founded and served as
Chief Executive Officer of Quality Care Properties after serving as founding Chief Executive
Officer of Washington Prime Group. Mr. Ordan has held a number of CEO roles including at
Sunrise Senior Living, The Mills Corporation, and Balducci’s, and was founder and CEO of
Fresh Fields Markets, which he later merged with Whole Foods Markets. Mr. Ordan is the Board
Chair of the U.S. Chamber of Commerce. Mr. Ordan received his BA from Vassar College, and his MBA from Harvard Business School. He serves on the board of Holton-Arms School.

Qualifications:
Mr. Ordan has extensive leadership
experience from serving as the CEO of
various companies and resulting in
considerable operational knowledge, as well
as his prior experience as a director of other
public company boards.

Committees:
•Compensation Committee
•Nominating and Corporate
Governance Committee
Skills and Experience:
•Accounting and Finance; Branding and
Marketing; Financial Services; Global
Perspective; Government, Public Policy,
and Regulatory Affairs; Senior Executive
and Corporate Governance; Succession
Planning and Human Capital Management

14	CARLYLE	Proxy Statement 2025

Corporate Governance

ANTHONY WELTERS Independent Director Age: 70 Director Since: 2015 Class: III (expires 2026)
Mr. Welters was appointed to our Board of Directors effective October 27, 2015, and is the
Chairperson of the Compensation Committee, as well as a member of the Nominating and
Corporate Governance Committee. He is Founder, Chairman and CEO of CINQCARE Inc., a
physician-led, community-based ambulatory care delivery system that delivers whole person care in the home, whenever possible. He is Executive Chairman of the BlackIvy Group, an organization focused on building and growing commercial enterprises in Sub-Saharan Africa, and Chairman of Somatus, Inc., a value-based kidney care company. Mr. Welters founded
AmeriChoice in 1989 and upon acquisition by UnitedHealth Group (UHG) in 2002, joined UHG serving as Senior Adviser to the Office of the CEO, Executive Vice President and Member of the
Office of the CEO, retiring in 2016. He currently serves on the public boards of Loews
Corporation and Gilead Sciences, Inc. Mr. Welters is Trustee Emeritus of Morehouse School of
Medicine Board of Trustees, Chairman Emeritus of the Board of New York University School of
Law, Vice Chairman of the Board of New York University, a Trustee of NYU Langone Medical
Center, Vice Chair of the John F. Kennedy Center for the Performing Arts and a founding member of the National Museum of African American History and Culture.

Qualifications:
Mr. Welters has extensive entrepreneurial
and operating expertise, as well as a
familiarity with board responsibilities,
oversight and control resulting from his
significant experience serving on the boards
of directors of various public companies.

Committees:
•Compensation Committee (Chair)
•Nominating and Corporate
Governance Committee
Skills and Experience:
•Global Perspective; Senior Executive
and Corporate Governance;
Succession Planning and Human
Capital Management

CARLYLE	Proxy Statement 2025	15

Corporate Governance
BOARD COMPOSITION
Board Nomination Process
The Nominating and Corporate Governance Committee considers director candidates recommended by the Company’s shareholders, directors, officers, and employees and third-party search firms and other sources it deems appropriate.
The Nominating and Corporate Governance Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential director candidates. In this respect, Ms. Beschloss was recommended by other members of the Board. All candidates are reviewed in the same manner, regardless of the source of the recommendation. Any recommendation submitted to the Corporate Secretary of the Company should be in writing and should include any supporting material the shareholder considers appropriate in support of that recommendation, though must include information that would be required under the rules of the SEC to be included in a proxy statement soliciting proxies for the election of such candidate and a written consent of the candidate to serve as one of our directors if elected. Shareholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of the Corporate Secretary, The Carlyle
Group, 1001 Pennsylvania Avenue, NW, Washington, DC 20004. All recommendations for nomination received by the
Corporate Secretary that satisfy the notification, timeliness, consent, information, and other requirements set forth in our amended and restated certificate of incorporation relating to director nominations will be presented to the Nominating and
Corporate Governance Committee for its consideration. See “Frequently Asked Questions—How can I submit nominees or shareholder proposals in accordance with our amended and restated certificate of incorporation?” for additional information.
Director Qualifications
The Nominating and Corporate Governance Committee is responsible for reviewing the qualifications of potential director candidates and recommending to the Board of Directors those candidates to be nominated for election to the Board.
When considering director candidates, the Nominating and Corporate Governance Committee seeks individuals with backgrounds and qualities that, when combined with those of the Company’s incumbent directors, provide a blend of skills and experience to further enhance the effectiveness of the Board. More specifically, the Nominating and Corporate Governance
Committee considers:
•minimum individual qualifications, including strength of character, mature judgment, familiarity with the Company’s business and industry, independence of thought, and an ability to work collegially; and
•all other factors it considers appropriate, which may include age, background, ability to devote time to the Board, existing commitments to other businesses, potential conflicts of interest with other pursuits, legal considerations, corporate governance background, financial and accounting background, executive compensation background, relevant career experience, and the size, composition, and combined expertise of the existing Board.
The Board monitors the mix of specific experience, qualifications, and skills of its directors in order to assure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure.
Although we have no formal policy regarding board diversity, the Board believes that a broad range of perspectives is an important component of a board, which includes such factors as background, skills, experience, and expertise. Moreover, the
Board does not discriminate on the basis of race, color, national origin, gender, religion, disability, or sexual orientation in selecting director candidates.
Director Characteristics

16	CARLYLE	Proxy Statement 2025

Corporate Governance
Board Skills and Experience Matrix
When determining that each of our directors is particularly well-suited to serve on our Board, we considered the following.

Accounting and Finance. Directors bring expertise in financial reporting, audit knowledge, and experience in capital markets.

Branding and Marketing. Directors bring expertise in brand development, marketing, and sales at a global scale and in local markets relevant to Carlyle’s business.

Financial Services. Directors possess in- depth knowledge of the financial services industry or private equity.

Global Perspective. Directors provide valuable insights on how Carlyle should continue to grow and manage its businesses outside the United States.

Government, Public Policy, and Regulatory Affairs. Directors possess insight and experience in managing governmental and regulatory affairs.

Risk Management and Compliance. Directors possess in-depth knowledge and experience with risk management and compliance matters relevant to Carlyle’s global business.

Senior Executive and Corporate Governance. Directors bring valuable insight and senior executive experience on matters relating to corporate governance, management, operations, and compensation.

Succession Planning and Human Capital Management. Directors bring expertise in ensuring Carlyle has sufficient talent, robust development and retention practices and supporting our people and culture.

Sustainability. Directors bring experience in the areas of environmental impact, climate change, corporate responsibility, or sustainability strategies.

Technology and/or Cybersecurity. Directors possess experience in the development and adoption of new technology or the management of information security or cybersecurity risks at companies.

CARLYLE	Proxy Statement 2025	17

Corporate Governance
Director Independence
Our Board of Directors has affirmatively determined that eight of our director nominees and continuing directors satisfy the independence requirements of Nasdaq, the SEC, and our Governance Policy, including with respect to applicable committee membership. These directors are Ms. Beschloss, Ms. Cherwoo, Ms. Filler, Ms. Fitt, Mr. Ordan, Mr. Rice, Mr. Shaw, and
Mr. Welters. Based on all the relevant facts and circumstances, the Board determined that the independent directors have no relationship with us that would impair their independence as it is defined in the Nasdaq rules and our Governance Policy. In reaching the Board’s determination, with respect to Ms. Beschloss, it considered her prior employment with Carlyle over two decades ago and her various philanthropic and social associations that, in certain instances, may overlap with certain other directors’ associations. With respect to Mr. Welters, it considered his various philanthropic and social associations that, in certain instances, may overlap with certain other directors’ associations. The Board determined that the above would not interfere with either of Ms. Beschloss or Mr. Welters’s independence from management and exercise of independent judgment in carrying out the responsibilities of an independent director. To assist it in making its independence determinations, the Board adheres to the following standards, which are described in our Governance Policy:
Under any circumstances, a director is not independent if:
•the director is, or has been within the preceding three years, employed by a Carlyle Entity. A Carlyle Entity means us and any parent or subsidiary that we control and consolidate into our financial statements, respectively, filed with the SEC,
(but not if we reflect such entity solely as an investment in these financial statements);
•the director, or an immediate family member of that director, accepted any compensation from a Carlyle Entity in excess of
$120,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than (i) compensation for director or committee service, (ii) compensation paid to an immediate family member who is an employee (other than an executive officer) of a Carlyle Entity, and (iii) benefits under a tax-qualified retirement plan, or non-discretionary compensation;
•the director is an immediate family member of an individual who is, or at any time during the past three years was, employed by us as an executive officer;
•the director is, or has an immediate family member who is, a partner in, or a controlling shareholder or an executive officer of any organization (including a charitable organization) to which a Carlyle Entity made, or from which a Carlyle Entity received, payments for property or services in the current or any of the past three fiscal years that exceed five percent
(5%) of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than the following:
•payments arising solely from investments in a Carlyle Entity’s securities; or
•payments under non-discretionary charitable contribution matching programs;
•the director is, or has an immediate family member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of a Carlyle Entity serve on the Compensation Committee of such other entity; or
•the director is, or has an immediate family member who is, a current partner of a Carlyle Entity’s outside auditor, or was a partner or employee of a Carlyle Entity’s outside auditor who worked on a Carlyle Entity’s audit at any time during any of the past three years.
The following commercial or charitable relationships will not be considered to be material relationships that would impair a director’s independence:
•if the director or an immediate family member of that director serves as a director or trustee of a charitable organization, and our annual charitable contributions to that organization (excluding contributions by us under any established matching gift program) are less than the greater of $200,000 or five percent (5%) of that organization’s consolidated gross revenues in its most recent fiscal year, provided, however, that in calculating such amount (i) payments arising solely from investments in the Carlyle Entity’s securities and (ii) payments under non-discretionary charitable contribution matching programs shall be excluded; and
•if the director or an immediate family member of that director (or a company for which the director serves as a director or executive officer) invests in or alongside of one or more investment funds or investment companies managed by us or any of our subsidiaries, whether or not fees or other incentive arrangements for us or our subsidiaries are borne by the investing person.

18	CARLYLE	Proxy Statement 2025

Corporate Governance
BOARD OVERSIGHT OF OUR FIRM
Our Board of Directors is responsible for oversight of the business and affairs of Carlyle. In order to drive long-term sustainable value for all our shareholders and other stakeholders, the Board discusses and receives regular updates on a wide variety of matters affecting the firm and advises our leadership team to help drive success. The Board views our people and culture as one of our most valuable assets. The Board’s key oversight responsibilities include, among others:
Board’s Key Oversight Responsibilities

Strategy	Risk Management and Cybersecurity	CEO and Financial Performance and Reporting

Succession Planning and Human Capital Management	People and Culture	Sustainability
Oversight of Strategy
Our Board advises management on the development and communication of an effective business strategy for the firm, including with regard to the development of existing and growth opportunities. Key leaders of our business segments routinely present their business plans, budgets, and initiatives to the Board and the Board engages members of the leadership team to help devise and execute growth initiatives and steer the firm’s strategic direction.

CARLYLE	Proxy Statement 2025	19

Corporate Governance
Oversight of Risk Management and Cybersecurity
Oversight of Risk Management
Our approach to risk management is to focus on identifying relevant sources of risk, and ensuring that the right personnel from various business segments, divisions, and disciplines within the firm are effectively coordinating and collaborating to manage areas of critical risk. Of utmost importance is the Board’s focus on reputational risk, which is routinely evaluated across all aspects of our business.

BOARD OVERSIGHT
•Our Board is responsible for oversight of the firm’s enterprise risk management strategy and its risk tolerance.
•Other areas of risk management addressed by the Board include, among others, global and regional market dynamics, political and legislative risk, and environmental and social risk. While the full Board exercises responsibility for enterprise risk management, each Board committee maintains appropriate risk oversight within the scope of its committee function.

AUDIT COMMITTEE	COMPENSATION COMMITTEE	NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

•Undertakes oversight of
financial, tax, legal and
compliance risks.
•Monitors the adequacy of our
capital and liquidity positions.
•Oversees risks relating to
technology and information
security, including cybersecurity.
	•Oversees risks relating to our compensation programs and strategies for attracting, motivating and retaining employees, and aligning their interests with those of our business and our shareholders.	•Oversees risk relating to the effectiveness of our Board, the quality of leadership, and succession planning. •Oversees our approach to sustainability strategy.

LEADERSHIP TEAM

•With the guidance and oversight of the Board and its committees, management of day-to-day judgments on risk matters throughout the business has been delegated to the leadership team.

Oversight of Cybersecurity
Global Technology & Solutions, which we refer to as GTS, is essential for Carlyle to conduct investment activities, manage internal administration activities, and connect our global enterprise. As part of our GTS strategy and governance processes, we develop and routinely refine our technology architecture and solutions to deliver value to our investors. Our systems, data, network, and infrastructure are monitored and administered by formal controls and risk management processes that help protect the data and privacy of our employees, investors, and other stakeholders. In addition, our business continuity plans are designed to allow critical business functions to continue in an orderly manner in the event of a system outage. Our GTS team works closely with our business segment teams to maintain operational resilience through business continuity planning and annual IT disaster recovery and incident response plan testing, which collectively support the goal of mitigating risk were an emergency to occur.

20	CARLYLE	Proxy Statement 2025

Corporate Governance
Our Board oversees our enterprise risk management strategy, including our strategy on cybersecurity risks, directly and through its committees. In this respect, the Audit Committee oversees our risk management program, which focuses on the most significant risks we face in the short-, intermediate-, and long-term timeframe. Our Information Security Committee
(“ISC”), which is chaired by our Chief Information Security Officer and composed of senior representatives from our business, compliance, and risk management departments, monitors threats and prioritizes the initiatives of our information security program. In addition, we seek to educate our employees on how to safeguard Carlyle’s information assets through security awareness training focused on cyber risks, as well as simulated phishing exercises that provide insight into the effectiveness of our security training. Employees serve an integral role in protecting Carlyle’s data and attest to complying with various requirements both during onboarding and on an annual basis.

SELECT CYBERSECURITY BEST PRACTICES
•Multi-factor authentication for remote access, privileged access management for system administrators, application whitelisting, laptop encryption, mobile device management software, and advanced malware defenses on endpoints
•Incident preparedness and response planning and risk mitigation
•Independent and continuous security testing, assessment, third-party risk, and vulnerability management
•Regular security awareness training, including phishing simulations, for Carlyle authorized users
•Restrictions on access to personal email accounts, cloud storage, social media, risk-based categories of websites, and USB storage devices
•Device and system access management policies and procedures that restrict access upon employee or contractor separation from the Company
•Compliance attestations by Carlyle personnel on firm policies, such as our acceptable use policy, upon hire and annually

Oversight of Chief Executive Officer and Financial Performance
and Reporting
A primary role of the Board is to assess the performance of our Chief Executive Officer. The Compensation Committee plays an important part in such assessment in its role of awarding compensation based on firm and individual performance. Such assessments of the Chief Executive Officer are accomplished throughout the year in meetings of the Board and its committees and as part of the annual year-end compensation review process.
In addition, our Board and the Audit Committee routinely monitor the financial performance of the firm. Our Chief Financial
Officer and Head of Corporate Strategy provides the Audit Committee and the Board at each regularly scheduled meeting with critical financial information that allows the Board and its Committees to perform their oversight responsibilities. The Audit
Committee oversees management’s preparation and presentation of the quarterly and annual financial statements and the operation of our internal controls over financial reporting, including our disclosure and valuation processes.
Oversight of Succession Planning and Human Capital
Management and People and Culture
We view our employees as one of our most valuable assets, and our Board and Compensation Committee are responsible for oversight of the firm’s approach to managing human capital. In promoting the efficacy of our employee base, the Board encourages compensation that rewards performance and aligns employee incentives with the best interests of all our shareholders and other stakeholders. In addition, the Board oversees our general succession planning strategy and works to ensure that we have sufficient talent, robust development, and retention practices.
Our employees around the globe are united by our culture, which is driven by our mission to invest wisely and create value for all our shareholders and other stakeholders. We seek to achieve this mission by creating a culture where employees strive to excel, deliver for the firm, challenge the status quo, and leverage a broad range of perspectives. We also seek to foster lateral working relationships across and beyond Carlyle while working as one team to drive long-term value creation. In addition, we strive to lead by example in driving and embracing change. We demand the highest standards of ethical dealings, and we require collaboration and cooperation among all parts of our firm. In doing so, we bring to bear the best ideas for investment excellence from all areas within our global footprint, and maximize the value of the services we provide. Our Board oversees our leadership team in its efforts to encourage and sustain our culture and values.

CARLYLE	Proxy Statement 2025	21

Corporate Governance
Oversight of Sustainability
We strive to embed sustainability within Carlyle as part of our investment approach where we believe it will drive financial performance. Our Board ultimately oversees the firm’s approach to sustainability. The Nominating and Corporate Governance
Committee, which takes a leadership role in shaping our corporate governance, including oversight of and approach to our sustainability strategy, has appointed Linda H. Filler as the Board’s Sustainability Lead. The Board receives updates on sustainability strategy and investment implications at least annually, and receives reports on thematic issues, such as Carlyle’s approach to climate risk and opportunity, from our Co-Heads of Sustainability.
BOARD STRUCTURE AND GOVERNANCE PRACTICES
Board Leadership Structure
Our Board of Directors oversees our business and affairs and currently consists of 13 directors. A majority of the directors on our Board are independent.
Two of our co-founders, William E. Conway, Jr. and David M. Rubenstein, currently serve as Co-Chairmen of the Board. Our
Chief Executive Officer, Harvey M. Schwartz, also serves as a Board member.
Mark S. Ordan serves as our Lead Independent Director as of March 10, 2025 and was appointed to the Nominating and
Corporate Governance Committee on April 7, 2025. Previously, Lawton W. Fitt served as our Lead Independent Director since
October 2015. The Lead Independent Director presides at executive sessions of the independent directors and engages with them between Board and Committee meetings. In addition, the Lead Independent Director works closely with the independent directors to provide objective oversight of our business and facilitates communications with the Board, the identification of matters for consideration by the Board and management, and the formulation of appropriate guidance to be provided by the independent directors. The Lead Independent Director also routinely engages with our largest shareholders and other stakeholders and, along with the other independent directors and the fully independent Committees, as appropriate, provides input on the composition and design of the Board, and the leadership team’s approach to risk management. See “Board
Oversight of our Firm” for additional information.
We believe this leadership structure is effective and appropriate and currently serves us well. Our Chief Executive Officer utilizes the Board as a resource for insights and advice, while focusing his efforts on leading the business and leadership team. We benefit from our co-founders’ extensive knowledge and experience in the global investment management industry and the continuity they have provided as Carlyle transitioned from a private partnership to a public company. At the same time, we benefit from the broad range of perspectives of our independent directors, with a strong Lead Independent Director.
Annual Meeting Attendance
Directors are strongly encouraged to attend the Annual Meeting of Shareholders. All of our incumbent directors attended the
2024 Annual Meeting, except for one director due to a preexisting conflict.
Board and Committee Meetings
During 2024, the Board of Directors held 7 meetings, the Audit Committee held 10 meetings, the Compensation Committee held 6 meetings, and the Nominating and Corporate Governance Committee held 3 meetings. In 2024, each incumbent director attended at least 75% of each of the meetings of the Board and Committees on which he or she served during the period for which he or she was a director or Committee member, respectively. The independent directors of the Company also meet in executive session without management.
Board Committees
Our Board of Directors has three standing committees: the Audit Committee, the Compensation Committee, and the
Nominating and Corporate Governance Committee.

22	CARLYLE	Proxy Statement 2025

Corporate Governance

AUDIT COMMITTEE

William J. Shaw Chair Members: Sharda Cherwoo Lawton W. Fitt Derica W. Rice Meetings in 2024: 10
Principal Responsibilities:
The purpose of the Audit Committee is to provide assistance to the Board in fulfilling its obligations with respect to matters involving our accounting, auditing, financial reporting, internal control, and legal compliance functions, including, without limitation, assisting the Board’s oversight of:
•the quality and integrity of our financial statements,
•our compliance with legal and regulatory requirements,
•our independent registered public accounting firm’s qualifications and independence,
•the performance of our independent registered public accounting firm and our internal audit function,
•directly appointing, retaining, reviewing, and terminating our independent registered public accounting firm, and
•our technology and information security, including cybersecurity.
The members of our Audit Committee have not participated in the preparation of our financial statements at any time during the past three years and meet the financial sophistication requirements for service on an audit committee of a board of directors pursuant to the Nasdaq
Listing Rules relating to corporate governance matters. The Board has determined that
Mr. Shaw, Ms. Cherwoo, Ms. Fitt, and Mr. Rice are each an “audit committee financial expert”
within the meaning of Item 407(d)(5) of Regulation S-K.
The Audit Committee’s charter is available on our website at ir.carlyle.com.

COMPENSATION COMMITTEE

Anthony Welters Chair Members: Lawton W. Fitt Mark S. Ordan Derica W. Rice Meetings in 2024: 6
Principal Responsibilities:
Our Compensation Committee is responsible for, among other duties and responsibilities:
•reviewing and approving, or recommending to the Board for approval, all forms of compensation to be provided to, and employment agreements with, our executive officers,
•establishing and reviewing our overall compensation philosophy,
•reviewing and approving, or recommending to the Board for approval, awards under our equity incentive plan, and overseeing the administration of our equity incentive plan, and
•reviewing, approving and monitoring our Stock Ownership Guidelines and clawback policies
(including our Incentive Compensation Clawback Policy and our Dodd-Frank Incentive
Compensation Clawback Policy).
In addition, the Compensation Committee may delegate any or all of its responsibilities to a subcommittee of the Compensation Committee. The Compensation Committee may also delegate to one or more officers of the Company the authority to make certain grants and awards under the Company’s equity incentive plan to employees of the Company or its affiliates who are neither directors or executive officers, as the Compensation Committee deems appropriate and in accordance with the terms of such plan, provided that such delegation is in compliance with the plan and the laws of the State of Delaware.
The Compensation Committee’s charter is available on our website at ir.carlyle.com.

CARLYLE	Proxy Statement 2025	23

Corporate Governance

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Lawton W. Fitt Chair Members: Linda H. Filler Mark S. Ordan* Anthony Welters Meetings in 2024: 3 * Appointed on April 7, 2025.
Principal Responsibilities:
Our Nominating and Corporate Governance Committee is responsible for, among other duties and responsibilities:
•identifying candidates qualified to serve on our Board,
•reviewing the composition of the Board and its committees,
•developing and recommending to the Board corporate governance principles that are applicable to us,
•overseeing the evolution of the Board, and
•taking a leadership role in shaping our corporate governance, including oversight of and approach to sustainability strategy.
The Nominating and Corporate Governance Committee’s charter is available on our website at
ir.carlyle.com.

Compensation Committee Interlocks and Insider Participation
For a description of certain transactions between us and the members of our Compensation Committee, see “Certain
Relationships and Related Transactions.”
Governance Policy
The Board of Directors has a governance policy that addresses significant issues of corporate governance and sets forth procedures by which our Board carries out its responsibilities. The governance policy is available on our website at
ir.carlyle.com.
Code of Ethics for Financial Professionals
We have a Code of Conduct and a Code of Ethics for Financial Professionals, which apply to our principal executive officer, principal financial officer and principal accounting officer. Each of these codes is available on our website at ir.carlyle.com.
We intend to disclose any legally required amendment to or waiver of the Code of Ethics for Financial Professionals and any
waiver of our Code of Conduct on behalf of an executive officer or director either on our website or in a Current Report on
Form 8-K filing with the SEC.

24	CARLYLE	Proxy Statement 2025

Corporate Governance
STAKEHOLDER ENGAGEMENT
We engage with our fund investors, shareholders, portfolio companies, colleagues, and communities to help us set priorities, assess our progress, and enhance our corporate governance practices. We facilitate these conversations through consistent individual and small group meetings, industry conferences, Carlyle conferences, perception surveys, and engagements with various consultants and rating agencies. We are committed to ongoing communications with all our stakeholders.
In 2024, we continued to enhance our approach to stakeholder interactions and prioritized in-person engagement. Highlights from 2024 include:
•Hosted detailed quarterly earnings calls to discuss our results with up to 18 covering analysts and their teams as well as hundreds of external stakeholders, including our shareholders, for each call;
•Organized periodic and ongoing update calls, in-person meetings at investor offices, and virtual meetings with the vast majority of our external shareholders and a large number of domestic and international potential new shareholders;
•Attended various in-person investor conferences to present or discuss Carlyle’s opportunity set and growth objectives as well as our financial results, hosting several hundred current or potential new investors in individual or group meetings;
•Conducted periodic update calls with our fund investors to provide transparency regarding their investment as well as our global insights and perspectives during a time of significant uncertainty; and
•Held various Global Investor Conferences that were attended by our fund investors and employees.
Shareholder Engagement and Outreach
We conduct shareholder outreach throughout the year to engage with our shareholders on issues that are important to them.
The leadership team reports back to our Board of Directors on this engagement as well as specific issues to be addressed. For example, during our 2024 engagement, certain shareholders mentioned the minority support received for the shareholder proposal to lower our shareholder right to call a special shareholder meeting from 50 to 10 percent at the 2024 Annual Meeting of Shareholders and noted that, while the proposed 10 percent threshold was too low, the current 50 percent threshold may not be optimal. We will continue to listen to and engage with shareholders on the topic as we assess next steps on the matter.
Our Process and Approach

ENGAGEMENT	COMMUNICATION	FEEDBACK

The leadership team, Investor
Relations, and the Corporate
Secretary regularly engage with
our shareholders to solicit
feedback on a variety of
corporate governance matters,
including, among others,
executive compensation,
corporate governance, and
sustainability. Our directors also
engage with our shareholders.

We routinely interact and
communicate with our
shareholders through a number
of other forums, including
quarterly earnings
presentations and calls, SEC
filings, the Annual Report and
the Proxy Statement, the
Annual Meeting of
Shareholders, investor
meetings, and conferences.

We review shareholder
feedback and trends and
developments about corporate
governance matters with our
Board and the Nominating and
Corporate Governance
Committee as we seek to
enhance our corporate
governance profile and improve
our disclosures.

2024 ENGAGEMENT OVERVIEW

•60% of shares outstanding contacted	•51% of shares outstanding engaged	•63% of meetings with Board participation

The above percentages exclude shares that were beneficially held by Carlyle Group Management L.L.C. See “Compensation
Discussion and Analysis—Shareholder Engagement on Executive Compensation” for a discussion of our compensation-
related shareholder engagement initiatives and our 2024 say-on-pay vote results.

CARLYLE	Proxy Statement 2025	25
Audit Matters

Item 2	Ratification of Ernst & Young LLP as Our Independent Registered Public Accounting Firm for 2025

Our Audit Committee has selected Ernst & Young as our independent registered public accounting firm to perform the audit of our consolidated financial statements for 2025. Representatives of Ernst & Young are expected to be present at our Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

FOR	BOARD RECOMMENDATION
The Board unanimously recommends a vote “FOR” the ratification of the selection of Ernst & Young as our independent registered public accounting firm for 2025.

The appointment of Ernst & Young as our independent registered public accounting firm for 2025 is being submitted to our shareholders for ratification at the Annual Meeting. Our Board recommends that shareholders vote “FOR” the ratification of the selection of Ernst & Young as our independent registered public accounting firm. The submission of the appointment of
Ernst & Young is required neither by law nor by our bylaws. Our Board is nevertheless submitting this matter to our shareholders to ascertain their views. If our shareholders do not ratify the appointment, the selection of another independent registered public accounting firm may be considered by the Audit Committee. Even if the selection is ratified, the Audit
Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

26	CARLYLE	Proxy Statement 2025

Audit Matters
FEES PAID TO INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
The following table summarizes the aggregate fees, including expenses, for professional services provided by Ernst & Young for the years ended December 31, 2024 and 2023 (dollars in millions).

	Year Ended December 31, 2024
	The Carlyle Group Inc.		Carlyle Funds		Total
Audit Fees	$5.7	(a)	$34.7	(d)	$40.4
Audit-Related Fees	0.5	(b)	14.1	(e)	14.6
Tax Fees
Tax Compliance	1.4		0.4		1.8
Tax Advisory	4.8		0.1		4.9
Total Tax Fees	$6.2	(c)	$0.5	(d)	$6.7
All Other Fees	—		—		—
Total	$12.4		$49.3		$61.7

	Year Ended December 31, 2023
	The Carlyle Group Inc.		Carlyle Funds		Total
Audit Fees	$4.9	(a)	$33.8	(d)	$38.7
Audit-Related Fees	0.2	(b)	16.6	(e)	16.8
Tax Fees
Tax Compliance	1.1		0.5		1.6
Tax Advisory	2.0		0.6		2.6
Total Tax Fees	$3.1	(c)	$1.1	(d)	$4.2
All Other Fees	—		—		—
Total	$8.2		$51.5		$59.7
References to Carlyle refer to the Company and our consolidated subsidiaries and references to Carlyle Funds refer to investment funds and vehicles advised by Carlyle.
(a)Audit Fees consisted of fees for: (i) the audits of our consolidated financial statements included in our Annual Report on Form 10-K and our internal controls over financial reporting, and services required by statute or regulation; (ii) reviews of interim condensed consolidated financial statements included in our quarterly reports on Form 10-Q; and (iii) comfort letters, consents, and other services related to SEC and other regulatory filings. This also includes fees for accounting consultation billed as audit services.
(b)Audit-Related Fees consisted of due diligence in connection with acquisitions, and other audit and attest services not required by statute or regulation.
(c)Tax Fees consisted of fees for services rendered for tax compliance and tax planning and advisory services. We also use other accounting firms to provide these services.
(d)Ernst & Young also provided audit and tax services to certain investment funds managed by Carlyle in its capacity as the general partner or investment advisor. We also use other accounting firms to provide these services.
(e)Audit-Related Fees included assurance, merger and acquisition due diligence services provided in connection with contemplated investments by
Carlyle-sponsored investment funds, and attest services not required by statute or regulation. In addition, Ernst & Young provided audit, audit-related, tax, and other services to certain Carlyle fund portfolio companies, which are approved directly by the portfolio company’s management and are not included in the amounts presented here. We also use other accounting firms to provide these services.
PRE-APPROVAL POLICIES AND PROCEDURES
Our Audit Committee Charter, which is available on our website at www.carlyle.com under “Shareholders,” requires the Audit
Committee to approve in advance all audit and non-audit related services to be provided by our independent registered public accounting firm in accordance with the audit and non-audit related services pre-approval policy. All services reported in the
Audit, Audit-Related, and Tax categories above were approved by the Audit Committee.

CARLYLE	Proxy Statement 2025	27

Audit Matters
AUDIT COMMITTEE REPORT
Our Audit Committee consists of Mr. Shaw (Chair), Ms. Cherwoo, Ms. Fitt, and Mr. Rice. The purpose of the Audit Committee is to provide assistance to the Board of Directors in fulfilling its obligations with respect to matters involving our accounting, auditing, financial reporting, internal control, and legal compliance functions, including, without limitation, assisting the Board’s oversight of:
•the quality and integrity of our financial statements,
•our compliance with legal and regulatory requirements,
•our independent registered public accounting firm’s qualifications and independence,
•the performance of our independent registered public accounting firm and our internal audit function,
•directly appointing, retaining, reviewing, and terminating our independent registered public accounting firm, and
•our technology and information security, including cybersecurity.
The members of our Audit Committee meet the independence standards and financial sophistication requirements for service on an audit committee of a board of directors pursuant to the federal securities laws and Nasdaq Listing Rules relating to corporate governance matters. The Board has determined that Mr. Shaw, Ms. Cherwoo, Ms. Fitt, and Mr. Rice are each an
“audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K. The Audit Committee’s charter is available on our website at ir.carlyle.com.
As noted above, the Audit Committee is directly responsible for appointing, retaining, and reviewing our independent registered public accounting firm, Ernst & Young, which process includes, among other things, reviewing and evaluating the qualifications, performance, and independence of the audit partners responsible for our audit, and overseeing the required rotation of the lead audit partner. In appointing Ernst & Young, the Audit Committee considered, among other things, the quality and efficiency of the services, the technical capabilities of the engagement teams, and the engagement teams’ understanding of the Company’s business. The Audit Committee and the Board believe that the continued retention of Ernst & Young to serve as the Company’s independent registered public accounting firm is in the best interests of the Company and its shareholders and have recommended that shareholders ratify the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year 2025.
The Audit Committee discussed the auditors’ review of our quarterly financial information with the auditors prior to the release of such information and the filing of our quarterly reports with the SEC. The Audit Committee also reviewed and discussed with management and Ernst & Young our audited year-end financial statements.
In addition, the Audit Committee discussed with Ernst & Young the matters required to be discussed by the applicable standards of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC and received the written disclosures and the letter from Ernst & Young required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and discussed with the auditors the auditors’
independence. In determining Ernst & Young’s independence, the Audit Committee considered, among other things, whether
Ernst & Young’s provision of audit and non-audit services, and the amount of fees paid for such services, were compatible with the independence of the independent registered public accountants. The Audit Committee also discussed with the auditors and our financial management matters related to our internal controls over financial reporting. Based on these discussions and the written disclosures received from Ernst & Young, the Audit Committee recommended that the Board include the audited financial statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2024, for filing with the SEC.

William J. Shaw (Chair) Sharda Cherwoo Lawton W. Fitt Derica W. Rice

28	CARLYLE	Proxy Statement 2025
Executive Officers
Our leadership team operates under the strategic direction of our Chief Executive Officer. Below are the names, ages, and positions of our executive officers. There are no family relationships among any of our directors or executive officers.

Harvey M. Schwartz Chief Executive Officer and Director Age: 61

Mr. Schwartz is the Chief Executive Officer of Carlyle and member of the Board of Directors. He has served in such capacity since February 15, 2023, and is based in New York. Mr. Schwartz formerly worked at Goldman Sachs from 1997 to
2018, with his last position being President and Co-Chief Operating Officer. He also held numerous senior leadership positions including Chief Financial Officer and Global Co-Head of the Securities Division. Mr. Schwartz started his career at
J. B. Hanauer & Co., and then moved to First Interregional Equity Corporation. In 1989, he joined Citigroup, where he worked in the firm's credit training program and developed a specialty in structuring commodity derivatives. Mr. Schwartz serves on the board of One Mind, a nonprofit that accelerates collaborative research and advocacy to enable all individuals facing brain health challenges to build healthy, productive lives. Mr. Schwartz previously served on the board of Sofi
Technologies, Inc. from May 2021 through November 2024. He is involved in a range of investment and philanthropic endeavors that include a focus on mental health and developing future business leaders, including women and young people seeking a career in finance. Mr. Schwartz earned his BA from Rutgers University, where he is a member of the university’s Board of Governors and its Hall of Distinguished Alumni. He received his MBA from Columbia University.

John C. Redett Chief Financial Officer and Head of Corporate Strategy Age: 57

Mr. Redett is the Chief Financial Officer and Head of Corporate Strategy at Carlyle. He is based in New York. Mr. Redett joined Carlyle in 2007 as an investor on the Global Financial Services team. He formerly served as the sole Head of Global
Financial Services from 2020 to September 2023 and the Co-Head of Global Financial Services from 2016 to 2020.
Mr. Redett is a 25-year veteran of the financial services industry and has been deeply involved in the operations and management of many financial services businesses during his career. He has led or been a key contributor to some of
Carlyle’s significant investments across various subsectors of financial services, including Duff & Phelps, TCW, BankUnited,
Hilb Group, EPIC, DBRS, Central Pacific Bank, CFGI, PIB Group, and JenCap. He currently serves on the boards for Hilb
Group and NSM Insurance Group. Prior to joining Carlyle, Mr. Redett worked at Goldman Sachs from 2005 to 2007, and
JPMorgan from 2000 to 2005. He received an MBA from New York University and a BS from the University of Colorado.

CARLYLE	Proxy Statement 2025	29

Executive Officers

Lindsay P. LoBue Chief Operating Officer Age: 50

Ms. LoBue is the Chief Operating Officer of Carlyle. She is based in New York. Ms. LoBue is a member of Carlyle’s
Leadership and Operating Committees. Previously, she was Deputy COO of Carlyle from February 2024 to June 2024. Prior to that, Ms. LoBue spent over 20 years at Goldman Sachs, most recently as an Advisory Director working across global divisions on strategic growth initiatives. Before that, Ms. LoBue was a Partner in the Global Markets division, responsible for leading and managing client-facing businesses in a variety of areas. She managed the firm’s Investment Grade Corporate
Bond sales team, founded and led the Credit Products Group, and drove the revenue growth of the firm’s Structured
Products, Relative Value and Solutions, and Credit Derivatives franchise efforts. Prior to joining Goldman Sachs, Ms. LoBue was a Structured Products Salesperson and CMBS Research Analyst at J.P. Morgan. Ms. LoBue was also the founder of
Greenback Labs, a platform that focused on advancing emerging ideas and businesses by working with entrepreneurs to validate business ideas and execute growth strategies. Ms. LoBue is a Board Member of Enel Finance Americas, the
financing arm within the Enel Group, and she is a member of the Board of Regents at Boston College. Ms. LoBue has an
MBA in Finance and Marketing from NYU, and a Bachelor of Science in Marketing and Psychology from Boston College.

Jeffrey W. Ferguson General Counsel Age: 59

Mr. Ferguson is the General Counsel of Carlyle. He is based in Washington, DC. Mr. Ferguson joined Carlyle in 1999. In his capacity as the global General Counsel of Carlyle, he serves as the head of the firm’s legal and compliance functions. He is also a member of Carlyle’s Leadership, Operating, and Risk Committees. Prior to joining Carlyle, Mr. Ferguson worked as an attorney with Latham & Watkins and Vinson & Elkins. Mr. Ferguson received his law degree from University of Virginia School of Law in 1991. He also received an undergraduate degree in political science from University of Virginia, where he was a member of Phi Beta Kappa. Mr. Ferguson is a member of the bars of the District of Columbia and Virginia.

30	CARLYLE	Proxy Statement 2025
Compensation Matters

Item 3	Non-Binding Vote to Approve Named Executive Officer Compensation (“Say-on-Pay”)

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended, and the related rules of the SEC, we are including in these proxy materials a separate resolution subject to shareholder vote to approve, in a non-binding advisory vote, the compensation of our named executive officers as disclosed above. The text of the resolution in respect of Proposal 3 is as follows:
“RESOLVED, that the compensation paid to the Company’s named executive officers as disclosed in this Proxy
Statement pursuant to the rules of the SEC, including the Compensation Discussion and Analysis, compensation tables, and any related narrative discussion, is hereby APPROVED.”
In considering their vote, shareholders may wish to review with care the information on our compensation policies and decisions regarding the named executive officers presented in the Compensation Discussion and Analysis set forth below, including the Shareholder Engagement on Executive Compensation section that details our year-round shareholder engagement process.
In particular, shareholders should note that we base our executive compensation decisions on the following:
•a strong emphasis on financial performance, with an additional lens to assess against key strategic initiatives and individual performance,
•an appropriate link between compensation and the creation of shareholder value through equity awards, and
•long-term incentive awards that do not promote excessive risk taking.
While the results of the vote are non-binding and advisory in nature, the Board intends to carefully consider the results of the vote. The next non-binding vote to approve the compensation of our named executive officers is expected to be held at the Company’s 2026 Annual Meeting of Shareholders.

FOR	BOARD RECOMMENDATION
The Board recommends a vote “FOR” the approval of the compensation of our named executive officers.

CARLYLE	Proxy Statement 2025	31

Compensation Matters
COMPENSATION DISCUSSION AND ANALYSIS
CD&A At-A-Glance
Named Executive Officers
For the year ended December 31, 2024, our “named executive officers” or “NEOs” were:
•Harvey M. Schwartz (Chief Executive Officer)
•John C. Redett (Chief Financial Officer and Head of Corporate Strategy)
•Lindsay P. LoBue (Chief Operating Officer)
•Jeffrey W. Ferguson (General Counsel)
•Christopher Finn (Senior Advisor and Former Chief Operating Officer)
CD&A Highlights

SHAREHOLDER ENGAGEMENT ON EXECUTIVE COMPENSATION	34	COMPENSATION GOVERNANCE PRACTICES	50
		•Risk Mitigation
COMPENSATION PHILOSOPHY	35	•Insider Trading Policies and Procedures
COMPENSATION DECISION-MAKING PROCESS	36	•Hedging and Pledging
•Compensation Decisions		•Clawback Policies
•Compensation Consultant		•Executive Stock Ownership Guidelines
•Review of Reference Companies		•Perquisites
COMPENSATION ELEMENTS	37	•Tax and Accounting Considerations
•Overview of Compensation Elements		•Policies and Practices Related to the Timing of Equity Awards
•Base Salary
•Annual Cash Performance Awards
•Long-Term Equity Awards
•Other 2024 Compensation Opportunities

32	CARLYLE	Proxy Statement 2025

Compensation Matters
Compensation Highlights

WHAT WE DO:

  Align pay with firm performance and shareholder
interests, including through use of RSUs and PSUs
  Large majority of compensation is variable, and the
majority is delivered in equity
  Long-term incentive awards are denominated and
settled in equity
  Regularly engage with shareholders as part of our
year-round, proactive engagement
  Engage an independent compensation consultant that
works directly for our Compensation Committee and
does no work for management
  Tie incentive compensation to a clawback policy that
cover financial restatements, with one policy extending
beyond the mandates of the Dodd-Frank Act and
including recoupment upon detrimental activity

  Require our executive officers to own a minimum value
of shares of our common stock and retain a portion of
certain RSU and PSU awards for a fixed minimum
period following vesting
  Hold an annual Say-on-Pay vote and disclose response
to shareholder feedback
  Perform an annual compensation risk assessment
  For our CEO’s Sign-On PSU Award, full vesting requires
both 110% stock price appreciation over the 5-year
performance period and relative total shareholder return
(“TSR”) performance at the 60th percentile versus S&P
500 Financials Index constituent companies
  Require a qualifying termination of employment following
a change in control of Carlyle in order for any such
change in control to trigger accelerated vesting rights

WHAT WE DO NOT DO:

  No excise tax “gross-up” payments in the event of a
change in control
  No tax “gross-up” payment in perquisites for named
executive officers
  No defined benefit plan pension benefits for
executive officers
  No short sales or derivative transactions in our equity or hedging our common stock, and we generally prohibit
pledging of our stock absent prior approval

  No dividends paid in cash on unvested equity awards
  Do not count unvested PSUs or unexercised
stock options toward satisfaction of stock
ownership guidelines
  No repricing of underwater stock options
  No changes to performance targets for legacy
performance-vesting awards

CARLYLE	Proxy Statement 2025	33

Compensation Matters
CEO and Other NEOs Compensation Mix and Pay-for-Performance Incentive Strategy
Our executive compensation program is driven by our pay-for-performance incentive strategy, which is reflected through our use of annual performance bonuses and long-term incentives. The charts below show the mix of compensation for 2024, as reported in the Summary Compensation Table, for our CEO, Mr. Schwartz, and for our other named executive officers
(averaged as a group). This compensation mix reflects our pay-for-performance incentive strategy which, as discussed further below under “Shareholder Engagement on Executive Compensation,” we believe is favored by our shareholders and which has been further reinforced through our Stock Price Appreciation PSU Award Program.

CEO Pay Mix	Average Other NEO Pay Mix

96.4% Variable and At-Risk Pay	97.5% Variable and At-Risk Pay
We believe our pay-for-performance incentive strategy is driving value creation for our shareholders. Over Mr. Schwartz’s tenure from his start date on February 15, 2023 through December 31, 2024, we have achieved a TSR of over 50%. The chart below shows our stock price as of the last trading day of each month over the past two calendar years, which resulted in the corresponding achievement of stock price targets for Mr. Schwartz’s Sign-On PSU Award and the PSUs granted under the
Stock Price Appreciation PSU Award Program, as noted below. We believe this momentum is an indication that our awards are working as intended and creating long-term value for our shareholders and other stakeholders.

34	CARLYLE	Proxy Statement 2025

Compensation Matters
Shareholder Engagement on Executive Compensation
The Compensation Committee views shareholder feedback as an important input for its decisions on executive compensation. Our shareholder engagement program is an active, year-round process enabling open dialogue with our shareholders on various topics. In 2024, we reached out to shareholders representing over 60 percent of our outstanding shares with invitations to meet with our management and/or directors, including our then-serving Lead Independent Director and Chair of the Compensation
Committee. Meetings were held with shareholders representing over
51 percent of our outstanding shares, during which they provided valuable feedback that has meaningfully informed our decision-making.

2024 Engagement Overview •Year-round, proactive engagement •60% of shares outstanding contacted •51% of shares outstanding engaged •63% of meetings with Board participation
Please note that the above percentages exclude shares that were beneficially held by Carlyle Group Management L.L.C. At our 2024 Annual Meeting of Shareholders, 81% of votes were cast in favor of the say-on-pay resolution, which was a substantial increase from the 68% of votes cast in favor of the say-on-pay resolution at our 2023 Annual Meeting of
Shareholders. We believe this increase is a reflection of our responsiveness to the feedback we received from our shareholders as to the elements of compensation and compensation philosophy that are the most important to them, which have been incorporated into our decision-making process, as well as our ongoing shareholder engagement efforts.
Our Response to Shareholder Feedback
Given the breadth of our engagement, discussions covered a wide range of topics with priorities varying by shareholder. As it pertained to executive compensation, the majority of shareholders expressed support for our overall compensation program and believed that the Compensation Committee-designed programs reflected a robust assessment of performance. Many shareholders also supported and acknowledged the need to tailor equity awards to appropriately reward, retain, and incentivize key leaders. Our shareholders were particularly supportive of the structure of the PSUs granted under the Stock
Price Appreciation PSU Award Program in 2024 and the Sign-On PSU Award granted to Mr. Schwartz in 2023, which incentivize the achievement of rigorous stock price targets.
OUR YEAR-ROUND SHAREHOLDER ENGAGEMENT PROGRAM

Spring •Publish our Proxy Statement and Annual Report •Engage with shareholders on Proxy Statement voting items •Hold Annual Meeting of Shareholders	Summer •Discuss Annual Meeting voting results and shareholder feedback with Board to determine appropriate next steps, if any •Conduct Board self- assessment •Publish annual Sustainability Report	Fall •Engage with shareholders on topics such as governance, compensation, and sustainability •Review shareholder proposals, if any	Winter •Assess governance practices and policies •Review committee charters •Discuss shareholder feedback from fall engagement meetings with Board

The Board, the Compensation Committee, and the Nominating and Corporate Governance Committee remain committed to an ongoing dialogue with our shareholders and view these discussions and feedback as essential inputs into the oversight, design, and implementation of our executive compensation programs and governance evolution. For additional information on our year-round shareholder engagement program, see “Stakeholder Engagement—Shareholder Engagement and Outreach.”

CARLYLE	Proxy Statement 2025	35

Compensation Matters
Compensation Philosophy
Our compensation philosophy has three primary objectives—pay-for-performance, alignment, and balance—that help us deliver on our business goals and objectives for all our shareholders and other stakeholders:

PAY-FOR- PERFORMANCE	ALIGNMENT	BALANCE

Establish a clear relationship between performance and compensation	Align short-term and long-term incentives with our business, our shareholders and our fund investors	Provide competitive incentive opportunities, with an appropriate balance between short-term and long-term incentives

BUSINESS GOALS AND OBJECTIVES

We seek to incentivize our named executive officers and other senior leaders to achieve our goals and objectives and to execute and deliver strong financial results for all our shareholders and other stakeholders. We believe that a key to achieving our goals and objectives is an organized, unbiased approach to compensation that is transparent and agile in response to our business needs and an evolving economy and industry.

Pay-for-Performance
As a global investment firm that manages assets across three business segments, we rely on our named executive officers and other senior leaders to set the strategy for our overall business and manage our complex global operations. More broadly, we depend on our employees’ ability to find, select, and execute investments, oversee and improve portfolio company operations to create value for our investors, find and develop relationships with fund investors and other sources of capital, and provide other services that are essential to our success by supporting our investment teams, investor relations group, and the corporate infrastructure of our firm. In order for our named executive officers and other senior leaders to deliver strong financial results and lead our employees, it is important that they are compensated in a manner that incentivizes a pay-for-
performance culture and motivates them to excel and remain with our firm.
Alignment and Balance
To further drive alignment with our shareholders and fund investors, many of our senior Carlyle professionals (including our named executive officers) and other firm leaders invest a significant amount of their own capital in or alongside funds we advise. Certain of these individuals also either have been or may be allocated a portion of carried interest or incentive fees payable in respect of our investment funds, either through direct allocations in the applicable fund or through participation in our carried interest pool (CIP) program. We believe that aligning the interests of our named executive officers and other firm leaders with the interests of both our shareholders and fund investors has been a key contributor to our firm’s strong performance and growth and strikes an appropriate balance between short-term and long-term incentives.
Updated Compensation Program
Our realigned and updated compensation program announced in February 2024 has further served to embed pay-for-
performance, alignment, and balance within our compensation programs. Under the realigned program, we have placed a enhanced emphasis on increasing equity ownership across our employee base, including through our Bonus Deferral
Program, which resulted in the deferral of a significant portion of our named executive officers’ annual performance bonuses for 2024 (other than Mr. Schwartz, who has a prescribed bonus opportunity under his Employment Agreement) in the form of
RSU awards vesting over a period of three years, and through the grant of PSU awards that only vest based on the achievement of absolute stock price targets over a three-year period under our Stock Price Appreciation PSU Award Program.
We believe these awards have already motivated and will continue to motivate our senior leaders to grow our business, encourage their continued retention, and deliver value for and align the interests of our management team with our shareholders, fund investors, and other stakeholders.

36	CARLYLE	Proxy Statement 2025

Compensation Matters
Compensation Decision-Making Process
Compensation Decisions
Our Compensation Committee establishes and oversees our compensation philosophy and is responsible for reviewing and approving (or recommending for the Board’s approval) the compensation for all of our executive officers, including the annual base salary, annual performance bonus, and short- and long-term incentives (including allocations of carried interest and carried interest pool, as applicable) for each executive officer. Our Compensation Committee also reviews and approves awards under (or delegates such approval authority or recommends for the Board’s approval) and oversees the administration of The Carlyle Group Inc. Amended and Restated 2012 Equity Incentive Plan (the “Equity Incentive Plan”).
As part of our year-end compensation process, following a review of overall firm, investment fund and/or department, and individual performance, our Chief Executive Officer makes recommendations to the Compensation Committee regarding the form and amount of compensation opportunities for our NEOs (other than with respect to his own compensation). The
Compensation Committee takes these recommendations into account, in addition to the comparative market compensation data provided by Pay Governance, its independent compensation consultant, and its own review of overall firm, investment fund and/or department, and individual performance, to arrive at the compensation it approves (or recommends to the Board for approval).
Compensation Consultant
Pay Governance has been engaged by the Compensation Committee to serve as its independent compensation consultant.
In 2024, Pay Governance provided comparative market compensation data in order to provide a general understanding of current compensation practices, information on best practices and trends, and modeling of various alternative compensation structures.
Review of Reference Companies
In 2024, Pay Governance provided the Compensation Committee with historical compensation data from the following companies as a reference point in connection with the Compensation Committee’s evaluation of the compensation of our named executive officers:
•Apollo Global Management, Inc.
•Ares Management Corporation
•BlackRock Inc.
•Blackstone Inc.
•Blue Owl Capital Inc.
•Brookfield Asset
Management Ltd.
•The Goldman Sachs Group Inc.
•Jefferies Financial Group Inc.
•KKR & Co. Inc.
•Lazard Ltd.
•Morgan Stanley
•T. Rowe Price Group, Inc.
•TPG Inc.
During 2024, the Compensation Committee updated the companies used as a reference point in evaluating the compensation of our named executive officers (as reflected above) to take into account companies with businesses more similar to our own and to reflect where we see primary competition for business and talent. Given these areas of focus, our Compensation
Committee placed a particular emphasis on the practices of Apollo Global Management, Inc., Ares Management Corporation,
Blackstone Inc., Blue Owl Capital Inc., KKR & Co. Inc., and TPG Inc., in evaluating the compensation of our named executive officers.

CARLYLE	Proxy Statement 2025	37

Compensation Matters
Compensation Elements
The primary elements of our compensation program for our named executive officers are generally base salary, annual performance bonuses, and long-term incentives, including the ownership of restricted stock units (“RSUs”). We periodically review the compensation of our key employees, including our named executive officers and, from time to time, we may implement new plans or programs or otherwise make changes to the compensation structure relating to current or future key employees.
Overview of Compensation Elements
Cash and Long-Term Equity Incentives

Compensation Element		CEO	Other NEOs	Purpose and Alignment

Cash	Base Salary			Provides a base compensation floor. Not intended to be a significant element of compensation.

	Annual Performance Bonus			Rewards achievement of key strategic and financial priorities.

Long-Term Equity Awards Granted in 2024 Granted February 2024	Annual/ Discretionary Time- Vesting RSUs			Generally awarded annually based on prior year performance. Aligns our NEOs with our shareholders through share ownership. Promotes continued retention of our NEOs.

Bonus Deferral Program RSUs
Converts a portion of the annual performance bonus otherwise payable in cash to an RSU award vesting over 3 years.
Further drives alignment between our NEOs and our shareholders by promoting share ownership.

Stock Price Appreciation Program PSUs
Drives stock price appreciation by linking vesting to rigorous stock price appreciation targets over 3 years, with 60% appreciation required for full vesting.
Designed based on the feedback received from shareholders and further aligns our NEOs with our shareholders.

Long-Term Equity Awards Granted in 2025 Granted February 2025	Annual/ Discretionary Time- Vesting RSUs			Generally awarded annually based on prior year performance. Aligns our NEOs with our shareholders through share ownership. Promotes continued retention of our NEOs.

Bonus Deferral Program RSUs
Converts a portion of the annual performance bonus otherwise payable in cash to an RSU award vesting over 3 years.
Further drives alignment between our NEOs and our shareholders by promoting share ownership.

Stock Price Appreciation Program PSUs
Drives stock price appreciation by linking vesting to rigorous stock price appreciation targets over 3 years, with 60% appreciation required for full vesting.
Designed based on the feedback received from shareholders and further aligns our NEOs with our shareholders.

2023 CEO Sign-On Awards	Sign-On PSUs
Granted in connection with Mr. Schwartz’s hiring in February 2023.
Aligns the interests of our CEO with those of our shareholders.
With respect to the Sign-On PSUs, drives both stock price appreciation over 5 years and strong relative performance, with 110% appreciation and superior outperformance relative to the constituent companies in the S&P 500 Financial Index required for full vesting.

Sign-On RSUs

Legacy Long-Term Equity Awards	Performance- Vesting Strategic Equity Award Program RSUs Fourth Tranche (2024)
Fourth and final tranche of RSU awards granted in 2021 in connection with the implementation of our then-new Strategic Plan with
performance goals tied to FRE achievement in 2024.
Incentivized the retention of our executives and achievement of key financial performance metrics linked to the Strategic Plan.

38	CARLYLE	Proxy Statement 2025

Compensation Matters
Base Salary
We did not make any changes to the base salary paid to our named executive officers in 2024. We believe that our current base salary levels provide predictable cash flow for our named executive officers during the year, while still leaving a significant portion of our named executive officer’s compensation as variable, at-risk compensation contingent upon performance:

Name	2023 Base Salary	2024 Base Salary	% Change
Harvey Schwartz	$1,000,000	$1,000,000	—
John Redett	$500,000	$500,000	—
Lindsay LoBue	$500,000	$500,000	—
Jeffrey Ferguson	$500,000	$500,000	—
Christopher Finn	$500,000	$500,000	—
Annual Cash Performance Awards
Annual Performance Bonus Opportunity
Chief Executive Officer Annual Performance Bonus Opportunity
Pursuant to the terms of Mr. Schwartz’s Employment Agreement, for each calendar year during the term of his employment, he is eligible for an annual performance bonus with a target value of 300% of his base salary (a target value of $3,000,000 for
2024), and with a maximum value equal to 200% of his target opportunity (for a maximum opportunity of $6,000,000 for 2024).
The amount of any bonus paid to Mr. Schwartz is not guaranteed, but rather determined based on the level of attainment of
Company financial performance and individual performance measures.
For Mr. Schwartz’s annual performance bonus opportunity for 2024, the Compensation Committee determined that 50% would be determined formulaically based on Carlyle’s achievement of certain FRE targets, with goals set at the threshold (50% of target payout), target (100% of target payout) and maximum (200% of target payout) levels of performance.
For the remaining 50% of Mr. Schwartz’s annual performance bonus opportunity for 2024, the Compensation Committee determined that it would be determined based on the Compensation Committee’s evaluation of Mr. Schwartz’s and the
Company’s performance in the categories of (1) Leadership/Organizational Design, (2) Compensation Strategy, and
(3) Business Development Initiatives, with each category representing 1/3 of the remaining 50% of Mr. Schwartz’s annual performance bonus opportunity, each evaluated on a scale of 0-200%.
In February 2025, the Compensation Committee’s evaluated performance as described above and determined that Mr.
Schwartz’s final weighted achievement factor was 200% and awarded an annual performance bonus to Mr. Schwartz of
$6,000,000. The Compensation Committee’s evaluation of each component comprising the final weighted achievement factor is set forth on page 40 under “Chief Executive Officer Performance Bonus.”
Mr. Schwartz’s annual performance bonus for 2025 will be determined based on his level of attainment of financial and individual performance measures, including those related to the achievement of financial metrics, shareholder value creation, leadership, strategic planning and organizational design, and other similar measures as determined by the
Compensation Committee.

CARLYLE	Proxy Statement 2025	39

Compensation Matters
Other NEOs Annual Performance Bonus Opportunity
With respect to the annual performance bonus for our other NEOs, our Compensation Committee reviewed comparative market compensation data provided by its independent compensation consultant and overall firm, investment fund, and individual performance, and considered the recommendations of Mr. Schwartz, in determining the annual performance bonuses for 2024. For the full-year ended December 31, 2024, U.S. GAAP results included income before provision for income taxes of $1.4 billion and a margin on income before provision for income taxes of 25.7%. As announced in
February 2024, we updated our employee compensation program to further enhance alignment across all our shareholders and other stakeholders. The Compensation Committee considered the following significant firm accomplishments in 2024 in making such annual performance bonus determinations:
Please see “Other Named Executive Officer Annual Performance Bonuses” for an overview of the individuals accomplishments the Compensation Committee considered in making the annual performance bonus determinations for our other NEOs, and the amount of the annual performance bonuses for our other NEOs for 2024.
Bonus Deferral Program
As part of our realigned compensation program that we announced in February 2024, we implemented a Bonus Deferral
Program for annual performance bonuses for 2024, pursuant to which a portion of annual performance bonuses was mandatorily paid in the form of a grant of RSUs, with the amount of such deferral determined on a graduated basis, resulting in employees receiving higher annual performance bonuses having a greater proportion of such bonuses deferred in the form of a grant of RSUs. The Bonus Deferral Program generally applied to all of our employees receiving annual performance bonuses for 2024 over $175,000, except where there are contractual commitments otherwise (including for Mr. Schwartz, and a portion of the annual performance bonus for 2024 for Ms. LoBue). This was the second year of implementing our Bonus
Deferral Program, which applied to a broader population of employees and provided for higher rates of deferral than the initial implementation for annual performance bonuses for 2023, when the program applied a 10% flat rate of deferral for only certain senior employees. By paying a portion of annual performance bonuses in the form of RSU grants, our employees are aligned with our shareholders and incentivized to drive stock price appreciation and create value for our shareholders, while achieving the objectives of our realigned compensation program. By significantly increasing the rate of deferral and population covered for 2024 annual performance bonuses, we ensured that a broader base of our employees is aligned with shareholders and with each other.
Bonus Deferral Program RSUs for 2024 annual performance bonuses were granted to Messrs. Redett, Ferguson, and Finn and Ms. LoBue on February 1, 2025, and will be eligible to vest in three equal installments on February 1 of 2026, 2027, and
2028, generally subject to continued employment on each date. The grant date fair value of the Bonus Deferral Program RSU awards will be reflected as stock awards for 2025 in the Summary Compensation Table and in the Grants of Plan-Based
Awards in 2025 table in our Proxy Statement for our 2026 Annual Meeting of Shareholders. We may determine to pay a different percentage of annual performance bonuses in the form of RSUs under the Bonus Deferral Program in future years.

40	CARLYLE	Proxy Statement 2025

Compensation Matters
Chief Executive Officer Performance Bonus

Harvey M. Schwartz Chief Executive Officer and Director

Business Development Initiatives 16.66%
Leadership/ Organizational Design 16.66%
Compensation Strategy 16.66%
FRE 50%

2024 Annual Performance Bonus

Overall Achievement Rating:	200%

Annual Performance Bonus:	$6,000,000

	Financial Performance Metric Evaluation
Target Bonus Weight and Bonus Objective	Threshold (50% of Target Payout)	Target (100% of Target Payout)	Maximum (200% of Target Payout)	Achievement Rating	Weighted Payout

FRE				200%	100%

	Qualitative Performance Metric Evaluation
Target Bonus Weight and Bonus Objective	Performance Factors Considered	Achievement Rating	Weighted Payout

Business Development Initiatives
•Oversaw the disciplined deployment of capital and resources, with a focus on strategic capital allocation and dilution management and an intentional shifting of resource allocation to businesses with higher growth potential.
•Approved multiple strategic and organic growth initiatives, primarily focusing on semi-liquid offerings and business adjacencies, while instituting a structured and thorough diligence process.
•Developed and grew our wealth business by appointing new leadership to integrate and expand the wealth platform, strategically increasing headcount, raising $4.5 billion, launching two evergreen products, and securing significant mandates that expanded the wealth footprint and strengthened our presence in international markets.
•Drove significant progress in the insurance strategy, resulting in $77 billion
AUM for 2024, as well as over $19 billion committed to various Carlyle strategies, and positioned the insurance business for future growth through engagement in strategic dialogue with global insurers.
•Refocused and prioritized shareholder and limited partner relationships by participating in numerous shareholder meetings, limited partner meetings, and events reaching wealth advisors.
•Elevated Carlyle’s public profile with key stakeholders through media efforts across various channels and multiple direct engagements with key financial reporters.
		200%	33.33%

CARLYLE	Proxy Statement 2025	41

Compensation Matters

Target Bonus Weight and Bonus Objective	Performance Factors Considered		Achievement Rating	Weighted Payout

Leadership/ Organizational Design
•Continued to build senior leadership and governance structure at the corporate, segment, and function levels, enhanced succession planning for senior leadership roles, and led a structured review process to identify key talent and promote new leaders.
•Restructured the firm’s operating model to enhance efficiency, accountability, and decision-making, incorporating new management reporting processes, strategic business reviews, and refinements to promotion and compensation processes to retain top talent.
•Empowered senior leaders to build their leadership teams, focusing on promoting high-performers and strategic hires.
•Focused on improving private equity performance, including through targeted promotions to lead such efforts.
•Expanded employee engagement and internal communication through quarterly global town halls, in-office gatherings, and speaker series with senior leaders, facilitating better linkage and collaboration among employees across departments and geographies.
			200%	33.33%

Compensation Strategy
•Oversaw the design and launch of the Stock Price Appreciation PSU Award
Program to incentivize senior leaders best-positioned to drive growth with our shareholders by tying the awards to stock price performance.
•Developed the strategy around the expanded RSU Bonus Deferral Program, which strengthens the alignment of a broad group of employees with our shareholders and the overall success of the firm through enhanced equity ownership.
•Significantly improved FRE margin (46% for 2024 up from 37% in 2023) and cash compensation ratio (36% for 2024 down from 45% in 2023) by running the business more efficiently to drive growth and performance.
•Encouraged and rewarded scaling capital markets activity and cross-firm collaboration by enhancing the compensation structure for capital markets transactions, contributing to more than $163 million in transaction and portfolio advisory fees, net and other for 2024, more than double the $80 million in 2023.
•Reinforced a pay-for-performance culture, encouraging leaders to differentiate compensation based on individual, team, and firm results.
			200%	33.33%

	Final Weighted Achievement Factor:			200%
		Mr. Schwartz 2024 Annual Performance Bonus:	$6,000,000

42	CARLYLE	Proxy Statement 2025

Compensation Matters
Other Named Executive Officer Annual Performance Bonuses

John C. Redett Chief Financial Officer and Head of Corporate Strategy
	2024 Annual Performance Bonus:	$3,000,000

	Cash Portion:	$2,005,000

	RSU Deferral Portion:	$995,000

Drove Restructured Employee Compensation Program and Enhanced Pay-for-Performance Culture
•Oversaw the design and launch of the Stock Price Appreciation PSU Award Program and expansion of the RSU
Bonus Deferral Program, in order to strengthen alignment of employees with shareholders and the overall success of the firm.
•Significantly improved FRE margin (46% for 2024 up from 37% in 2023) and the cash compensation ratio (36% in
2024 down from 45% in 2023) by running the business more efficiently and implementing a strategic compensation alignment program.
•In collaboration with Mr. Schwartz and Ms. LoBue, reinforced a pay-for-performance culture, encouraging leaders to differentiate employee compensation based on individual, team, and firm results.
Strengthened Capital Management, Optimizing Capital and Resource Deployment
•Applied deep private equity expertise and institutional knowledge to drive disciplined capital deployment across investment strategies and business segments.
•Conducted strategic review of business units to develop and refine both short-term and long-term growth strategies.
•Focused on strategic capital allocation and dilution management, including increased repurchase activity, with approximately $555 million in shares of our common stock repurchased or withheld in 2024, thereby reducing total shares outstanding for the second consecutive year.
•In collaboration with Mr. Schwartz, guided multiple strategic and organic growth initiatives, including the launch of new retail-focused product offerings and adjacent opportunities, supported by a robust diligence and review process.
•Re-allocated resources and balance sheet capacity to higher potential business units to support sustained growth and profitability.
Enhanced Shareholder and Investor Engagement Strategy
•Drove our enhanced shareholder engagement strategy and strengthening of limited partner relationships by participating in extensive meetings and conferences in the United States and globally.
•Elevated Carlyle’s public profile with key stakeholders through media efforts across various investment channels, including multiple direct engagements with key financial reporters.
•Directed enhanced and year-round shareholder engagement efforts in connection with the Annual Meeting of
Shareholders, resulting in valuable and actionable feedback on compensation and governance matters.

CARLYLE	Proxy Statement 2025	43

Compensation Matters

Lindsay P. LoBue Chief Operating Officer
	2024 Annual Performance Bonus:	$3,000,000

	Cash Portion:	$2,405,000

	RSU Deferral Portion:	$595,000

Developed and Implemented New Strategic Approach to Firm Leadership and Governance
•Successfully transitioned to the role of Chief Operating Officer to provide, in collaboration with Mr. Schwartz, new leadership and strategic vision across our business.
•Led operations across our global platform, including active oversight across our business segments and functional teams, supporting new product development and growth initiatives and spearheading new projects to enhance operational efficiency and operating leverage.
•Oversaw key functions including Human Capital Management, Global Technology & Solutions, Corporate Affairs,
Global Research, Bank and Financial Institutions, and other operational and business teams, while actively managing strategic objectives and growth initiatives.
•Served as chair of the firm’s Operating Committee and as an active member of other key firm committees including our Leadership Committee, Risk Committee, New Products and Distribution Committee, Technology Investment
Committee, and other key governing groups at the firm.
•Served as a visible and active representative of the senior leadership of the firm in speaking at and attending numerous employee town hall meetings, employee resource group meetings, and other firm events that are key to maintaining our corporate culture and instilling our corporate values across the global employee base.
Enhanced Client Service and Initiatives
•Enhanced direct engagement with key clients and strategic partners, ensuring alignment between the firm’s operational capabilities and client needs.
•Leveraged years of client service experience to ensure the development of new business opportunities and products were driven by client needs.
•Led firm-wide initiatives to streamline investor interactions and enhance digital client experiences.
Strengthened Firm Operations and Strategic Growth Priorities
•Designed a strategic framework and operating model to enhance profitability, operational efficiency, and long-term sustainability.
•Drove numerous operating efficiency initiatives, including continued optimization of organizational structure and the creation of shared services.
•Strengthened financial oversight through the implementation of expense management tools, and procurement strategies.
•Drove evolved talent management and recruitment strategies to support growth.
•Oversaw the firm’s automation and technology transformation efforts, leveraging digital tools to improve operational efficiency and deliver business growth.
•Implemented enterprise-wide AI solutions, reducing manual processes and enhancing productivity, risk management, and investment execution.

44	CARLYLE	Proxy Statement 2025

Compensation Matters

Jeffrey W. Ferguson General Counsel
	2024 Annual Performance Bonus:	$1,000,000

	Cash Portion:	$805,000

	RSU Deferral Portion:	$195,000

Oversaw Global Legal and Compliance Team
•Oversaw our global Legal and Compliance team and provided counsel and guidance to senior management and other leaders across the firm on a wide range of legal and regulatory matters.
•Addressed legal and regulatory considerations applicable to our global investment advisory business and to our firm as a public company.
•Led the fund formation legal team that provides the legal framework and guidance to our current and upcoming investment funds across our three global business segments.
Led Firm Governance and Stewardship
•Focused on risk management and the continuing enhancement of our global compliance function in light of complex and evolving regulatory requirements.
•Managed the firm’s global litigation strategy and insurance program and oversaw several positive litigation outcomes in 2024.
•Partnered with the Chief Financial Officer and Head of Corporate Strategy and Chief Operating Officer to realize operational improvement and efficiencies within the Legal and Compliance team.

Christopher Finn Senior Advisor and Former Chief Operating Officer
	2024 Annual Performance Bonus:	$1,250,000

	Cash Portion:	$955,000

	RSU Deferral Portion:	$295,000

Streamlined and Rightsized Operations
•As Chief Operating Officer, implemented succession planning efforts to integrate Lindsay LoBue as our Deputy Chief
Operating Officer and then led efforts to seamlessly onboard her as our new Chief Operating Officer with no interruption to our operations.
•As Chief Operating Officer, conducted a strategic review of our businesses and then designed and implemented operational improvements to rightsize our personnel and operations and best deploy our talent and resources to meet key business needs in the business lines best poised for growth.
Leveraged Extensive Experience to Advise European Corporate Private Equity Funds
•As Senior Advisor, utilized his extensive prior experience with our Corporate Private Equity platform and service as
Head of Europe over two decades prior to serving as Chief Operating Officer and advised our European funds on strategic initiatives, including by serving on the investment committees and advising fund leadership.
Effective June 30, 2024, Mr. Finn retired from his role as Chief Operating Officer (and ceased serving as an executive officer) and transitioned to a role as Senior Advisor. Mr. Finn remains employed by the Company in this Senior
Advisor role.

CARLYLE	Proxy Statement 2025	45

Compensation Matters
Long-Term Equity Awards
Long-term equity awards are a foundation of our executive compensation program. The majority of the compensation for our
NEOs in any year is generally composed of equity awards, which provides for alignment between the interests of our NEOs and the interests of our shareholders. The following sets forth a summary of the PSU awards granted pursuant to our Stock
Price Appreciation PSU Award Program to Messrs. Schwartz, Redett, and Finn and Ms. LoBue, as well as RSU awards granted to Messrs. Redett, Ferguson, and Finn and Ms. LoBue during 2024 (in respect of 2023 performance), the RSU awards granted to Messrs. Redett and Ferguson and Ms. LoBue during 2025 (in respect of 2024 performance), and the performance results for previously granted performance-vesting RSUs aligned to our strategic plan.
Stock Price Appreciation PSU Award Program
Driving Alignment Between Senior Management Team and Shareholders
The Stock Price Appreciation PSU Award Program was designed based on the overwhelmingly positive feedback we received from our shareholders on the design of the Sign-On PSUs that were awarded to Mr. Schwartz in 2023, which incentivized the achievement of absolute stock price targets over a long-term performance period. Like the Sign-On PSUs, the PSU awards under this program are structured such that the applicable NEOs will receive value only if we deliver meaningful value for our shareholders over a long-term performance period. As described below, if the rigorous absolute stock price targets established for the applicable PSUs are not achieved, the PSUs will not vest. Based on shareholder feedback regarding furthering alignment between our NEOs and our shareholders, these PSU awards were granted in lieu of the One-Year Performance-
Vesting RSU awards we granted in prior years. The Compensation Committee viewed these PSU awards as important to align the senior management team with our shareholders, further incentivize long-term shareholder value creation, and reward outstanding performance.
PSU Award Structure
The PSUs are eligible to vest in three equal tranches, with each tranche subject to a performance-based vesting condition that requires achievement of an absolute stock price hurdle of 120%, 140%, and 160%, respectively, of the applicable starting share price, which was determined as the average closing price for a share of our common stock for the 30-trading day period immediately preceding the applicable grant date. An absolute stock price hurdle is deemed achieved when the average closing price for a share of our common stock over a period of 30 consecutive trading days (beginning and ending during the performance period) is equal to or greater than the associated hurdle.
The period for measuring stock price performance for purposes of the PSU awards begins on the applicable date of grant and ends on the third anniversary of the applicable date of grant. Any PSUs that do not vest by the last day of the applicable performance period will be forfeited for no consideration. The PSUs include certain termination-related vesting provisions, as described in further detail under “Executive Compensation Tables—Potential Payments Upon Termination or Change
in Control.”
In addition, each tranche of the PSUs is also subject to time-based vesting conditions requiring minimum service periods of one year, two years, and three years. If the performance condition for a tranche of the PSUs is achieved prior to achievement of the corresponding minimum service period, then such tranche will remain outstanding and will vest on the applicable anniversary of the grant date. If the minimum service period for a tranche of the PSUs is achieved prior to achievement of the corresponding performance condition, then the tranche will remain outstanding and eligible to vest on the first of the following dates to occur following the achievement of the corresponding performance condition(s), subject to continued service through such date: February 6 (for the PSU awards to Messrs. Redett and Finn and Ms. LoBue) or February 14 (for the PSU award to
Mr. Schwartz), May 1, November 1, and August 1.
Awards granted under this program align the applicable named executive officers with our shareholders as 30% of any vested shares issued to recipients of these awards generally must be retained by them until the earlier of (i) the first anniversary following the recipient’s termination of employment or (ii) three years following delivery of the applicable vested shares.
February 2024 PSU Awards
Messrs. Redett and Finn each received an award of 501,003 PSUs and Ms. LoBue received an award of 125,251 PSUs, in each case, on February 6, 2024 (resulting in a performance period for such PSU awards of February 6, 2024 to February 6,
2027). The number of PSUs awarded to Messrs. Redett and Finn and Ms. LoBue was determined as the quotient of $20 million (for Messrs. Redett and Finn) and $5 million (for Ms. LoBue) divided by the volume weighted average trading price for a share of our common stock for the 30-trading day period ending on the day prior to the grant date (i.e., $39.92 for the
30-trading day period beginning December 21, 2023 and ending February 5, 2024). The applicable starting stock price for

46	CARLYLE	Proxy Statement 2025

Compensation Matters
these PSU awards was $40.04, which was the average closing price for a share of our common stock for the 30-trading day period beginning December 21, 2023 and ending February 5, 2024, resulting in absolute stock price targets of $48.05, $56.06, and $64.06. The first stock price target for these PSU awards was achieved on November 6, 2024, and such PSUs vested on
February 6, 2025. On February 26, 2025, Mr. Finn voluntarily forfeited the final two tranches of his PSU award, comprised of
334,002 outstanding and unvested PSUs, in connection with his retirement and transition from the Chief Operating Officer role to a Senior Advisor role.
February 2024 PSU Awards to Messrs. Redett and Finn and Ms. LoBue

Minimum Service Periods

1 year	2 years	3 years

PSU Tranche 3 $64.06 (160% of starting share price)

PSU Tranche 2 $56.06 (140% of starting share price)

PSU Tranche 1 $48.05 (120% of starting share price) Target achieved: 11/6/24 Vested: 2/6/25
Mr. Schwartz received an award of 731,351 PSUs on February 14, 2024 (resulting in a performance period for such PSU award of February 14, 2024 to February 14, 2027). The number of PSUs awarded to Mr. Schwartz was determined as the quotient of $30 million divided by the volume weighted average trading price for a share of our common stock for the
30-trading day period ending on the day prior to the grant date (i.e., $41.02 for the 30-trading day period beginning
January 2, 2024 and ending February 13, 2024). The applicable starting stock price for this PSU award was $40.63, which was the average closing price for a share of our common stock for the 30-trading day period beginning January 2, 2024 and ending
February 13, 2024, resulting in absolute stock price targets of $48.76, $56.88, and $65.01. The first stock price target for this
PSU award was achieved on November 8, 2024, and such PSUs vested on February 14, 2025.
February 2024 PSU Award to Mr. Schwartz

Minimum Service Periods

1 year	2 years	3 years

PSU Tranche 3 $65.01 (160% of starting share price)

PSU Tranche 2 $56.88 (140% of starting share price)

PSU Tranche 1 $48.76 (120% of starting share price) Target achieved: 11/8/24 Vested: 2/14/25

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Compensation Matters
The grant date fair value of the PSU awards granted in February 2024 are reflected as stock awards for 2024 in the Summary
Compensation Table and in the Grants of Plan-Based Awards in 2024 table.
February 2025 PSU Award
In connection with her assumption of the Chief Operating Officer role, Ms. LoBue received an additional award of 281,796
PSUs on February 6, 2025 (resulting in a performance period for such PSU award of February 6, 2025 to February 6, 2028).
The number of PSUs awarded to Ms. LoBue was determined as the quotient of $15 million divided by the volume weighted average trading price for a share of our common stock for the 30-trading day period ending on the day prior to the grant date
(i.e., $53.23 for the 30-trading day period beginning December 20, 2024 and ending February 5, 2025). The applicable starting stock price for this PSU award was $53.26, which was the average closing price for a share of our common stock for the
30-trading day period beginning December 20, 2024 and ending February 5, 2025, resulting in absolute stock price targets of
$63.91, $74.56, and $85.22.
February 2025 PSU Award to Ms. LoBue

Minimum Service Periods

1 year	2 years	3 years

PSU Tranche 3 $85.22 (160% of starting share price)

PSU Tranche 2 $74.56 (140% of starting share price)

PSU Tranche 1 $63.91 (120% of starting share price)
The grant date fair value of the PSU award granted in February 2025 to Ms. LoBue will be reflected as a stock award for 2025 in the Summary Compensation Table and in the Grants of Plan-Based Awards in 2025 table in our Proxy Statement for our
2026 Annual Meeting of Shareholders.
2024 RSU Grants (2023 Performance) – Other Named Executive Officers
As part of our 2023 year-end compensation program, on February 6, 2024, we awarded annual time-vesting RSU grants to each of Messrs. Redett, Ferguson, and Finn based on their 2023 performance, leadership, overall responsibilities, and expected future contributions to the firm’s success. Additionally, on February 1, 2024, we granted to Ms. LoBue and on
February 6, 2024, we granted to Messrs. Redett, Ferguson, and Finn, RSUs under our Bonus Deferral Program, which reflected a mandatory deferral of 10% of their annual performance bonuses for 2023. The grant date fair value of these awards are reflected as stock awards for 2024 in the Summary Compensation Table and in the Grants of Plan-Based Awards in
2024 table.

Name	Number of Time- Vesting RSUs	Number of 2023 Bonus Deferral RSUs
John Redett	429,800	8,955
Lindsay LoBue	—	756
Jeffrey Ferguson	107,450	6,268
Christopher Finn	429,800	8,955

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Compensation Matters
2024 ANNUAL TIME-VESTING RSUs

Grant Date	February 6, 2024

Terms
The annual time-vesting RSUs are eligible to vest 40% on August 1, 2025, 30% on
August 1, 2026, and 30% on August 1, 2027, subject to the applicable named executive officer’s continued employment through each applicable vesting date.

2023 BONUS DEFERRAL RSUs

Grant Date	February 1, 2024 (for Ms. LoBue) and February 6, 2024 (for Messrs. Redett, Ferguson, and Finn)

Terms
The 2023 Bonus Deferral RSUs are eligible to vest in equal installments of 1/3 on each of the first three anniversaries of the applicable grant date, subject to the applicable named executive officer’s continued employment through each applicable vesting date.

2025 RSU Grants (2024 Performance) – Other Named Executive Officers
As part of our 2024 year-end compensation program, in February 2025, we awarded annual time-vesting RSU grants to
Messrs. Redett and Ferguson and Ms. LoBue based on their 2024 performance (as set forth above under “Other Named
Executive Officer Annual Performance Bonuses”), leadership, overall responsibilities, and expected future contribution to the firm’s success. The Bonus Deferral RSUs granted to Messrs. Redett and Ferguson and Ms. LoBue in February 2025 in
respect of their 2024 annual performance bonuses are discussed above under “Other Named Executive Officer Annual
Performance Bonuses.”
The grant date fair value of these awards will be reflected as stock awards for 2025 in the Summary Compensation Table and in the Grants of Plan-Based Awards in 2025 table in our Proxy Statement for our 2026 Annual Meeting of Shareholders.

Name	Number of Time- Vesting RSUs
John Redett	257,412
Lindsay LoBue	79,887
Jeffrey Ferguson	62,134
2025 ANNUAL TIME-VESTING RSUs

Grant Date	February 1, 2025

Terms
These time-vesting RSUs are eligible to vest 40% on August 1, 2026, 30% on August 1, 2027, and 30% on August 1, 2028, subject to the applicable named executive officer’s continued
employment through each applicable vesting date.

2024 Tranche of Performance-Vesting RSUs Aligned to Strategic Plan
The fourth and final tranche of the Strategic Equity performance-vesting RSUs granted to Messrs. Ferguson and Finn in
February 2021 had performance goals tied to Carlyle’s FRE performance during the 2024 performance year, which were aligned to our legacy strategic plan announced in February 2021, which outlined financial targets designed to be achieved by 2024. On February 6, 2025, following certification that the FRE target of $800 million for the 2024 performance year
(which target was established in February 2021) was achieved, 40% of the performance-vesting strategic equity awards granted to Messrs. Ferguson and Finn vested, resulting in the delivery of 30,935 and 46,402 shares of common stock to
Messrs. Ferguson and Finn, respectively. 25% of such shares must generally be retained by the applicable named executive officer until the earlier of (i) the first anniversary following the recipient’s termination of employment or (ii) February 2030.

Goal	Performance Required	Earned
Target (100% of Target Payout)
FRE		Achieved

CARLYLE	Proxy Statement 2025	49

Compensation Matters
Other 2024 Compensation Opportunities
Carried Interest and Incentive Fees
The general partners of our carry funds typically receive a special residual allocation of income, which we refer to as a carried interest, from our investment funds if investors in such funds achieve a specified threshold return. Similarly, the collateral managers of our structured credit funds are entitled to receive incentive fees from our credit funds if investors in such funds achieve a specified threshold return. While the “Carlyle Holdings” (as defined in “Certain Relationships and Related
Transactions—Conversion to a Corporation”) entities own controlling equity interests in these collateral managers and fund general partners, our senior Carlyle professionals and our other people who work in these operations directly own a portion of the carried interest in these entities or are allocated a portion of the incentive fees, in order to better align their interests with our own and with those of the investors in these funds. We generally seek to concentrate the direct ownership of carried interest in respect of each carry fund and the incentive fees in our structured credit funds among those of our professionals who directly work with that fund so as to align their interests with those of our fund investors and of our firm. Participation in carried interest and incentive fees is a significant element of compensation for many professionals in our industry, including amongst many of our competitors, and providing such participation to certain of our professionals is critical in order to retain and incentivize such professionals.
Mr. Schwartz and Ms. LoBue have not received any allocations of direct carried interest ownership or incentive fees at the fund level. Messrs. Ferguson and Finn previously received allocations of direct carried interest ownership at the fund level in respect of certain corporate private equity funds but have not received such allocations for subsequent funds.
In connection with his prior role as Head of our Financial Institutions Group, Mr. Redett has received allocations of direct carried interest ownership at the fund level in respect of certain of our Financial Institutions Group and U.S. Buyout and Growth
investment funds. These allocations were made in consideration of Mr. Redett’s extensive expertise in the management of the investments in such investment funds and because we believe that allocations of direct carried interest ownership to our investment professionals benefits our investment funds and our investors by aligning a significant component of compensation with the strong performance of such investment funds. The Compensation Committee would approve (or recommend for the
Board’s approval) any new allocations of direct carried interest ownership to any of our other executive officers, including to Mr. Redett. In 2024, Mr. Redett received additional allocations of direct carried interest ownership at the fund level in respect of certain investments Mr. Redett worked on in his prior role as the Head of our Financial Institutions Group. Other than this allocation to Mr. Redett, our NEOs did not receive any allocations of carried interest in 2024.
Carried interest, if any, in respect of any particular investment, is only paid in cash (or, as discussed below, in fully vested shares of our common stock) when the underlying investment is realized and the applicable fund is in a position to distribute carried interest. To the extent any “giveback” obligation is triggered, carried interest previously distributed by the fund would need to be returned to such fund. Our professionals who receive direct allocations of carried interest at the fund level are personally subject to the “giveback” obligation, pursuant to which they may be required to repay carried interest previously distributed to them, thereby reducing the amount of cash received by such recipients for any such year. There is no “giveback”
obligation with respect to incentive fees. Because the amount of carried interest and incentive fees payable is directly tied to the realized performance of the underlying investments within a fund, we believe this fosters a strong alignment of interests among the investors in those funds and the professionals who are allocated direct carried interest, which also indirectly benefits our shareholders. The percentage of carried interest owned at the fund level by individual professionals varies by year, by investment fund and, with respect to each carry fund, by investment. Ownership of carried interest by senior Carlyle professionals and other personnel at the fund level who are allocated carried interest is also subject to a range of vesting schedules. Vesting is tied to providing services over specified periods of time, which fosters retention and enhances the alignment of interests between our professionals who receive carried interest allocations, the firm and our fund investors.
Carried Interest Pool Program
In 2019, we implemented a program to provide certain employees with the opportunity to share in the potential future value of our investments made in a calendar year by certain investment funds across our global platform. The carried interest pool
(“CIP”) is structured so that the applicable annual CIP receives a portion of any carried interest proceeds Carlyle earns from investments made during the applicable calendar year. On an annual basis, participants receive cash distributions equivalent to the CIP value (comprising distributions received by the pool in respect of investments made during the applicable year)
multiplied by the participant’s allocation percentage for the respective annual CIP. The CIP allocations to our applicable named executive officers are subject to vesting schedules that are tied to providing services over specified periods of time.
The CIP made distributions to certain of our named executive officers in 2024, resulting in cash distributions of $161,233 to
Mr. Ferguson and $322,462 to Mr. Finn. Our Compensation Committee determines each year whether to make allocations in the applicable annual CIP to any named executive officer, and the amount of any allocations it determines to make.

50	CARLYLE	Proxy Statement 2025

Compensation Matters
Compensation Governance Practices
Risk Mitigation
Our compensation program includes significant elements that discourage excessive risk taking and focus the efforts of our employees on the long-term performance of the firm, which is also reflected in their compensation. For example, notwithstanding the fact that for accounting purposes we accrue compensation for performance allocations related to our carry funds upon appreciation of the valuation of our funds’ investments above certain specified threshold return hurdles, we only make cash payments to our employees related to carried interest when profitable investments have been realized and cash is distributed first to the investors in our funds, followed by the firm, and only then to employees of the firm. Moreover, if a carry fund fails to achieve specified investment returns due to diminished performance of later investments, a “giveback” obligation may be triggered, whereby carried interest previously distributed by the fund would need to be returned to such fund. Our professionals who receive direct allocations of carried interest at the fund level are personally subject to the “giveback”
obligation, pursuant to which they may be required to repay carried interest previously distributed to them, thereby reducing the amount of cash received by such recipients for any such year, which further discourages excessive risk-taking by our employees. Similarly, collateral managers of our structured credit funds are entitled to receive incentive fees from our credit funds that pay incentive fees only when the return on invested capital exceeds certain benchmark returns or other performance targets. In addition, our professional employees are eligible to, and frequently do choose to, invest their own capital in certain of the funds we manage, which directly aligns their interests with those of our fund investors. In many cases, these personal investments represent a significant portion of our employees’ after-tax compensation. These investments further encourage long-term thinking by directly aligning their interests to the long-term performance of our business.
Additionally, the following practices reflect our commitment to mitigating risk:
•Our executive compensation program is overseen by an independent Compensation Committee.
•Our CEO’s annual performance bonus opportunity is determined based on a balanced set of performance metrics, including a quantitative assessment of performance based on key metrics, and has a payout cap.
•Our CEO’s Sign-On PSU Award has both absolute metrics (absolute stock price achievement) and relative metrics (TSR performance relative to the constituent companies in the S&P 500® Financials Index).
•Awards under our Stock Price Appreciation PSU Award Program can only vest at target (and do not have unlimited upside potential).
•Our executive officers are subject to share ownership guidelines (including baseline share ownership guidelines, and award-specific post-vesting retention requirements).
Insider Trading Policies and Procedures
We have adopted policies and procedures governing the purchase, sale, and/or other disposition of our securities by our directors, officers, and employees and by Carlyle that are reasonably designed to promote compliance with insider trading laws, rules and regulations, and the listing standards of Nasdaq. A copy of The Carlyle Group Inc. Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K.
Hedging and Pledging
Pursuant to the Company’s insider trading policies, all Company employees, including the named executive officers, and directors are prohibited from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of registrant equity securities. In addition, all Company employees and directors are prohibited from taking “short” positions in Company securities. Company employees (including the named executive officers)
also may not pledge publicly traded Company securities or use such securities as collateral in connection with a loan or lending arrangement or engage in any similar activity that could trigger an involuntary sale of such securities, in each case, without the prior written consent of the Company’s General Counsel or Global Chief Compliance Officer and, in certain instances, the Board.
Based on these policies and as disclosed elsewhere in this Proxy Statement, such consent has been granted with respect to shares pledged to a third party to secure payment for a loan by Mr. Rubenstein, Carlyle’s Co-Founder and Co-Chairman of the
Board. See “Beneficial Ownership.” With respect to the shares pledged by Mr. Rubenstein as of April 4, 2025:
•None of the shares pledged were acquired through a Carlyle compensation plan.

CARLYLE	Proxy Statement 2025	51

Compensation Matters
•The pledged shares are not used to shift or hedge any economic risk in owning Carlyle shares. These shares collateralize a loan used to partially fund an outside personal business venture.
•As Mr. Rubenstein is a Co-Founder and Co-Chairman of the Board, Carlyle is pleased that Mr. Rubenstein pledged these shares instead of selling them and maintained his overall share ownership, which fully aligns his interests with those of our other shareholders.
•The pledged shares represent approximately 1.9% of Carlyle’s outstanding shares as of April 4, 2025, and therefore do not present any appreciable risk for investors or the Company.
•Mr. Rubenstein is one of the Company’s largest shareholders, and a substantial portion of his personal net worth is in the form of Company stock. Mr. Rubenstein has pledged approximately 23% of his total share ownership.
•In accordance with certain guidelines monitored by the Audit Committee, Mr. Rubenstein has established his financial capacity to repay the loan without resorting to the pledged shares. In addition, Mr. Rubenstein’s unpledged share ownership is very substantial and would likely be able to prevent any margin call.
No other Carlyle executive officer or Board member currently holds Carlyle securities that are pledged pursuant to a margin account, loan, or otherwise.
Clawback Policies
Incentive Compensation Clawback Policy
In 2021, the Compensation Committee adopted the Incentive Compensation Clawback Policy (the “Clawback Policy”) in order to ensure that incentive compensation is paid or awarded based on accurate financial results and the correct calculation of performance against incentive targets, and to create and maintain a culture that emphasizes integrity and accountability and reinforces our pay-for-performance compensation policy.
Under the Clawback Policy, if the Compensation Committee determines that “incentive compensation” (which includes annual performance bonuses and time-based and performance-based long-term incentive awards, including cash, RSUs, stock options, stock appreciation rights, restricted stock, performance share units or other equity-based awards) of its current and former Section 16 officers or the heads of its business segments was overpaid, in whole or in part, as a result of a restatement of the reported financial results of the Company or any of its segments due to material non-compliance with financial reporting requirements (unless due to a change in accounting policy or applicable law), or due to such incentive compensation being calculated on the basis of inaccurate information, then the Compensation Committee will determine, in its discretion and as permitted by and consistent with applicable law, whether to seek to recover or cancel any overpayment of incentive compensation paid or awarded based on the inaccurate financial information or results that were later restated.
The Clawback Policy also provides that if a covered person engages in any detrimental activity (as defined in the Clawback
Policy) as determined by the Compensation Committee, the Compensation Committee may, in its sole discretion, provide for one or more of the following: (i) cancellation of any or all of such covered person’s incentive compensation (determined as set forth above, and including future incentive compensation); or (ii) forfeiture by the covered person of any gain realized on the vesting or exercise of awards, and prompt repayment of any such gain to us.
The Compensation Committee may recoup amounts determined to be owed pursuant to the foregoing through all or any of
(a) requiring reimbursement of amounts previously paid in cash, (b) seeking recovery or forfeiture of any gain realized on the vesting, exercise, settlement, sale, transfer or other disposition of any time-based or performance-based equity awards,
(c) offsetting the recouped amount from any compensation otherwise owed to the covered individual, (d) cancelling outstanding vested or unvested time-based or performance-based equity awards, or (e) taking any other remedial or recovery action permitted by law.
Dodd-Frank Incentive Compensation Clawback Policy
In 2023, the Compensation Committee also adopted the Dodd-Frank Incentive Compensation Clawback Policy (the
“Dodd-Frank Clawback Policy”), which is administered by the Compensation Committee, is in addition to the existing Clawback
Policy, and is intended to comply with Nasdaq listing standards implementing Rule 10D-1 under the Exchange Act. The
Dodd-Frank Clawback Policy provides for mandatory recoupment of any excess incentive-based compensation received by current and former executive officers (including the named executive officers) on or after October 2, 2023 in the event of a restatement of the Company’s financial statements due to material non-compliance with any financial reporting requirement under federal securities laws. The policy applies to all “incentive compensation,” which includes any compensation received by our executive officers that is granted, earned, or vested based wholly or in part upon the attainment of a financial reporting measure, as defined in the listing standards.

52	CARLYLE	Proxy Statement 2025

Compensation Matters
Executive Stock Ownership Guidelines
In 2021, the Compensation Committee adopted Executive Stock Ownership Guidelines that apply to our executive officers.
The Executive Stock Ownership Guidelines provide that our Chief Executive Officer must own stock with a value equal to the greater of (1) $6 million and (2) 6.0 times the Chief Executive Officer’s base salary. However, Mr. Schwartz agreed in his
Employment Agreement to beneficially own shares of our common stock with a minimum aggregate value of $10,000,000 during the term of his employment. As a result, the current stock ownership guidelines for our executive officers is as follows:

Ownership Requirement (greater of)
	Value of Stock	Multiple of Annual Base Salary
Chief Executive Officer	$10 million	N/A
Other Executive Officers	$2.5 million	3x
For these purposes, we also count outstanding time-based restricted stock and restricted stock unit awards, deferred shares or units and shares or share equivalents held in our 401(k) plan or any other qualified or nonqualified savings, profit-sharing or deferred compensation accounts as shares being “owned” by the applicable individual. We do not count unvested performance-vesting equity awards or unexercised stock options towards satisfaction of our Executive Stock Ownership
Guidelines. Our covered executive officers are expected to be in compliance with these guidelines within 5 years of becoming subject to the guideline with respect to their then-current office. Our covered executive officers are also expected to retain at least 50% of the number of shares received upon the vesting or settlement of any company equity incentive award (net of taxes) until the guideline is satisfied or, if the covered executive officer is not in compliance within the required 5-year period,
75% of the number of shares received upon the vesting or settlement of any company equity incentive award (net of taxes).
The Compensation Committee has discretion to grant waivers or exceptions to these guidelines, including under circumstances of individual hardship. As of December 31, 2024, all of our covered executive officers were in compliance with our Executive Stock Ownership Guidelines, other than Ms. LoBue who is in a phase-in period for compliance with the
Executive Stock Ownership Guidelines.
Perquisites
Other than Mr. Schwartz’s personal use of a car service during 2024, our named executive officers received no or minimal perquisites from the Company. For any perquisites our named executive officers do receive or may receive in the future, we do not provide tax gross up payments in respect of any such perquisites.
Tax and Accounting Considerations
As one element of our review process, we consider the impact of accounting implications and tax treatment of significant compensation decisions. Section 162(m) of the Internal Revenue Code of 1986 (as amended, the “Code”) generally disallows publicly-listed companies from taking a tax deduction for compensation in excess of $1,000,000 paid to “covered employees,”
which “covered employees” can include the chief executive officer, the chief financial officer, the three other highest paid executive officers and certain individuals who were previously “covered employees.” As accounting standards and applicable tax laws change and develop, it is possible that we may consider revising certain features of our executive compensation program to align with our overall compensation philosophy and objectives. However, we believe that these accounting and tax considerations are only one aspect of determining executive compensation and should not unduly influence compensation program design elements that are consistent with our overall compensation philosophy and objectives. Accordingly, we retain the discretion to design and implement compensation elements and programs that may not be tax deductible and/or that could have adverse accounting consequences.
Policies and Practices Related to the Timing of Equity Awards
Our executive compensation program has historically not included awards of stock options. We have no policy, program, practice, or plan pertaining to the timing of stock option grants with respect to material non-public information. We also have not timed the release of material non-public information for the purpose of affecting the value of executive compensation.

CARLYLE	Proxy Statement 2025	53

Compensation Matters
COMPENSATION COMMITTEE REPORT
The current members of the Compensation Committee of the Board of Directors who are listed below have reviewed and discussed with management the foregoing Compensation Discussion and Analysis and, based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis should be included in this Proxy Statement.

Anthony Welters (Chair) Lawton W. Fitt Mark S. Ordan Derica W. Rice

54	CARLYLE	Proxy Statement 2025

Compensation Matters
EXECUTIVE COMPENSATION TABLES
Summary Compensation Table
The following table presents summary information concerning compensation of our named executive officers during the fiscal years indicated below. For our named executive officers who own direct carried interest allocations or allocations of incentive fees at the fund level, we have reported in the “All Other Compensation” column amounts that reflect the actual cash distributions received by our named executive officers in respect of such allocations during the relevant year. The Principal
Positions referenced below are as of January 1, 2025.

Name and Principal Position	Year	Salary ($)	Cash Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)		Total ($)
Harvey M. Schwartz	2024	1,000,000	—	22,513,410	6,000,000	(2)	76,766	(3)	29,590,176
Chief Executive Officer (principal executive officer)	2023	838,462	—	179,981,039	6,000,000		174,597		186,994,098

John C. Redett	2024	500,000	2,005,000	30,945,622	—		210	(4)	33,450,832
Chief Financial Officer (principal financial officer)	2023	500,000	2,250,000	—	—		79,346		2,829,346

Lindsay P. LoBue	2024	500,000	2,405,000	3,300,559	—		—		6,205,559
Chief Operating Officer
Jeffrey W. Ferguson	2024	500,000	805,000	4,630,597	—		160,687	(5)	6,096,284
General Counsel	2023	500,000	1,575,000	6,419,168	—		237,132		8,731,300
Christopher Finn	2024	500,000	955,000	30,945,622	—		386,057	(6)	32,786,679
Senior Advisor and Former Chief Operating Officer	2023	500,000	2,250,000	6,774,172	—		577,147		10,101,319
	2022	500,000	1,750,000	3,108,697	—		1,168,413		6,527,110
(1)This amount represents the aggregate grant date fair value of the RSUs and PSUs, as applicable, granted in the year shown, computed in accordance with
U.S. GAAP pertaining to equity-based compensation. For additional information regarding the determination of grant-date fair value see Note 14 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. For 2024, amounts reported reflect: (i) the PSUs awarded pursuant to our Stock Price Appreciation PSU Award Program to Messrs. Redett and Finn and Ms. LoBue on February 6, 2024
and to Mr. Schwartz on February 14, 2024, (ii) the annual time-vesting RSU awards that were granted to Messrs. Redett, Ferguson and Finn on
February 6, 2024 and (iii) the Bonus Deferral RSUs granted to Ms. LoBue on February 1, 2024 and to Messrs. Redett, Ferguson and Finn on
February 6, 2024. The grant date fair value of the PSU awards granted to Messrs. Schwartz, Redett and Finn and Ms. LoBue were computed in accordance with U.S. GAAP pertaining to equity-based compensation based upon the estimated outcome of the market conditions as of the grant date. The PSU awards granted under the Stock Price Appreciation PSU Award Program were subject to market conditions, and not performance conditions, as defined under ASC
Topic 718, and therefore did not have a maximum grant date fair value that differed from the grant date fair value reported in the table. On February 26, 2025,
Mr. Finn voluntarily forfeited the final two tranches of his PSU award, which were comprised of 334,002 outstanding and unvested PSUs.
(2)This amount represents Mr. Schwartz’s annual performance bonus in respect of 2024, which was determined based on the Compensation Committee’s evaluation of Mr. Schwartz’s and the Company’s performance as measured against pre-established performance measures that the Compensation Committee determined and communicated to Mr. Schwartz during 2024, the outcome with respect to which was substantially uncertain at the time such targets were established.
(3)This amount represents our payment of $76,766 in respect of Mr. Schwartz’s personal use of a car service.
(4)This amount represents actual cash distributions received by Mr. Redett in respect of direct carried interest allocations at the fund level of $210 in 2024.
(5)This amount represents cash distributions of $161,233 received by Mr. Ferguson in respect of his CIP interest in 2024, and a return in 2024 of $546 previously received by Mr. Ferguson in respect of his direct carried interest allocations at the fund level.
(6)This amount represents cash distributions of $63,595 received by Mr. Finn in respect of his direct carried interest allocations at the fund level in 2024 and
$322,462 received by Mr. Finn in respect of his CIP interest in 2024.

CARLYLE	Proxy Statement 2025	55

Compensation Matters
Grants of Plan-Based Awards in 2024
The following table presents information concerning grants of plan-based awards in 2024 to our named executive officers. The dollar amounts shown under the column heading “Grant Date Fair Value of Stock and Option Awards” in the table below were calculated in accordance with ASC Topic 718. In accordance with the SEC’s rules, any dividend equivalents that accrued on the executives’ RSUs and PSUs are not reported below because dividends were factored into the grant date fair value of these awards. For additional information regarding the determination of grant date fair value, see Note 14 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

		Estimated Future Payouts under Non- Equity Incentive Plan Awards			Estimated Future Payouts under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock (#)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Harvey M. Schwartz
CEO Performance Bonus(1)		$750,000	$3,000,000	$6,000,000
Stock Price Appreciation Program PSUs (2)	2/14/2024				243,784	731,351	731,351	—	$22,513,410
John C. Redett
2024 Annual Time-Vesting RSUs(3)	2/6/2024				—	—	—	429,800	$17,501,456
2023 Bonus Deferral RSUs(4)	2/6/2024				—	—	—	8,955	$364,648
Stock Price Appreciation Program PSUs(5)	2/6/2024				167,001	501,003	501,003	—	$13,079,518
Lindsay P. LoBue
2023 Bonus Deferral RSUs(4)	2/1/2024				—	—	—	756	$30,678
Stock Price Appreciation Program PSUs(5)	2/6/2024				41,751	125,251	125,251	—	$3,269,881
Jeffrey W. Ferguson
2024 Annual Time-Vesting RSUs(3)	2/6/2024				—	—	—	107,450	$4,375,364
2023 Bonus Deferral RSUs(4)	2/6/2024				—	—	—	6,268	$255,233
Christopher Finn
2024 Annual Time-Vesting RSUs(3)	2/6/2024				—	—	—	429,800	$17,501,456
2023 Bonus Deferral RSUs(4)	2/6/2024				—	—	—	8,955	$364,648
Stock Price Appreciation Program PSUs(5)	2/6/2024				167,001	501,003	501,003	—	$13,079,518
(1)Represents the Annual Performance Bonus opportunity pursuant to the terms of Mr. Schwartz’s Employment Agreement, the terms of which are summarized under “Annual Cash Performance Awards—Chief Executive Officer Performance Bonus” above. For purposes of the calculation of Mr. Schwartz’s threshold award, the amount reflected in the table assumes that the Company achieved threshold performance the award’s financial performance goal, which accounted for 25% of the award, resulting in 25% of the target award being earned. The actual amounts paid are described in the “Non-Equity Incentive Plan
Compensation” column of the Summary Compensation Table above.
(2)Represents the Stock Price Appreciation Program PSU grant awarded to Mr. Schwartz. This PSU grant is eligible to vest in three equal installments of 1/3 based on Mr. Schwartz’s continued service through at least February 14 of each of 2025, 2026, and 2027, respectively, and based on the attainment of
30-consecutive trading day average closing stock prices of $48.76, $56.88, and $65.01, respectively. The period for measuring the achievement of the stock price hurdles began on February 14, 2024, and ends on February 14, 2027. The grant date fair value of these PSUs was computed in accordance with U.S.
GAAP pertaining to equity-based compensation based upon the probable outcome of the market conditions as of the grant date.
(3)Represents annual time-vesting RSU grants awarded to Messrs. Redett, Ferguson, and Finn. These RSU grants will be eligible to vest 40% on
August 1, 2025, 30% on August 1, 2026, and 30% on August 1, 2027.
(4)Represents bonus deferral RSUs (relating to the portion of 2023 year-end annual performance bonuses that were deferred pursuant to our Bonus Deferral
Program) awarded to Messrs. Redett, Ferguson, and Finn and Ms. LoBue. These RSU grants will be eligible to vest in equal installments of 1/3 on, with respect to Ms. LoBue, each of February 1, 2025, February 1, 2026, and February 1, 2027, and with respect to Messrs. Redett, Ferguson, and Finn, each of
February 6, 2025, February 6, 2026, and February 6, 2027.
(5)Represents the Stock Price Appreciation Program PSU grants awarded to Messrs. Redett and Finn and Ms. LoBue. These PSU grants are eligible to vest in three equal installments of 1/3 based on the applicable named executive officer’s continued service through at least February 6 of each of 2025, 2026, and
2027, respectively, and based on the attainment of 30-consecutive trading day average closing stock prices of $48.05, $56.06, and $64.06, respectively. The period for measuring the achievement of the stock price hurdles began on February 6, 2024, and ends on February 6, 2027. The grant date fair value of these
PSUs was computed in accordance with U.S. GAAP pertaining to equity-based compensation based upon the probable outcome of the market conditions as of the grant date. On February 26, 2025, Mr. Finn voluntarily forfeited the final two tranches of his PSU award, which were comprised of 334,002 outstanding and unvested PSUs.

56	CARLYLE	Proxy Statement 2025

Compensation Matters
Narrative Disclosure to Summary Compensation Table and Grants
of Plan-Based Awards Table
Equity Incentive Plan Awards
In connection with our initial public offering, the firm adopted the Equity Incentive Plan (which was subsequently amended and restated to reflect our conversion to a corporation and was further amended and restated on June 1, 2021, May 30, 2023, and
May 29, 2024), which is a source of new equity-based awards and permits us to grant to our senior Carlyle professionals, employees, directors, and consultants awards of non-qualified options, stock appreciation rights, common stock, restricted stock, RSUs, phantom stock units, and other awards based on our common stock. Unvested annual discretionary RSUs generally will be forfeited upon termination of employment unless, in certain instances, such termination is within a fixed period following the occurrence of a Change in Control (as defined in the Equity Incentive Plan), due to the holder’s death or disability or due to the holder’s involuntary termination or retirement. For a description of the potential vesting that the named executive officers may be entitled to with respect to such RSU awards in connection with a Change in Control or certain terminations of employment see “—Potential Payments upon Termination or Change in Control” below. In addition, all vested and unvested annual/discretionary RSUs will be immediately forfeited in the event the holder is terminated for cause, or if such person materially breaches any applicable restrictive covenant. For RSU awards made in February 2018 and later, the award agreements generally contain non-solicitation provisions that restrict participants’ ability to solicit Carlyle investors or employees during the one-year period following a participant’s termination of the provision of services to Carlyle.
For any RSU awards granted to our NEOs on or after February 2024 (but not including any PSU awards granted pursuant to the Stock Price Appreciation PSU Award Program), if such RSUs are outstanding and unvested on the record date for the payment of a cash dividend on our shares of common stock that occurs on or after the beginning of the first calendar quarter commencing after the grant date, then on the payment date of such cash dividend, the applicable RSU award will be increased by a number of additional dividend equivalent RSUs determined by multiplying the dollar amount of the cash dividend paid by the number of RSUs outstanding on the payment date for such dividend, and dividing such product by the closing price for a share of our common stock on the payment date for such dividend. Any such additional dividend equivalent RSUs will be subject to the same terms and conditions as the RSUs with respect to which they were credited and will only vest as and when the underlying RSUs vest.
For more information regarding these RSUs granted to our named executive officers under the Equity Incentive Plan, including the vesting criteria, see the sections entitled “Compensation Elements—Long-Term Equity Awards” above.
Inducement Awards
In connection with the commencement of Mr. Schwartz’s service on February 15, 2023, Mr. Schwartz received an initial grant of 2,031,602 time-vesting RSUs (the “Sign-On RSU Award”) and 4,730,617 performance-vesting RSUs (the “Sign-On PSU
Award” and together with the Sign-On RSU Award, the “Schwartz Sign-On Awards”) pursuant to the Nasdaq “inducement award” exception under Nasdaq Listing Rule 5635(c)(4). Although these awards were not granted under the Equity Incentive
Plan, they are generally subject to the terms of the Equity Incentive Plan.
The Sign-On RSU Award vests ratably in four installments and requires Mr. Schwartz’s continuous service through
February 1 of each of 2024, 2025, 2026, and 2027, in each case, with settlement to occur on December 15 of the prior year, subject to clawback if the service requirement for that applicable year is not met.
Each tranche of the Sign-On PSU Award is subject to a performance-based vesting condition that requires achievement of an absolute stock price hurdle of $42.74, $51.29, $58.12, $64.96, and $71.80, respectively, which represents 125%, 150%, 170%,
190%, and 210%, respectively, of the starting share price of $34.19 (which was the average closing price for a share of our common stock for the 30-trading day period beginning January 3, 2023 and ending February 14, 2023). The period for measuring stock price performance began on February 15, 2023, and ends on January 31, 2028. An absolute stock price hurdle is deemed achieved when the average closing price for a share of our common stock over a period of 45 consecutive trading days (beginning and ending during the performance period) is equal to or greater than the associated hurdle. The two tranches of the Sign-On PSU Award tied to the achievement of average closing stock prices of $64.96 and $71.80 are also subject to an additional performance condition based on our relative TSR performance as measured against the performance of the companies included in the S&P 500® Financials Index as of February 15, 2023. Such relative TSR performance is measured on the date(s) that either (or both) of such stock price targets are achieved, and if our relative TSR performance is in the 60th percentile (or higher) of such group, Mr. Schwartz will vest in 100% of the applicable tranche(s), if our relative TSR performance is in the 50th percentile of such group, Mr. Schwartz will vest in 50% of the applicable tranche(s), and if our relative TSR performance is between the 50th and 60th percentile of such group, the number of RSUs earned in respect of the

CARLYLE	Proxy Statement 2025	57

Compensation Matters
applicable tranche(s) will be determined by linear interpolation between 50% and 100%. If our relative TSR performance is below the 50th percentile of such group, then 0% of the corresponding number of RSUs will be earned and the applicable tranche(s) of the Sign-On PSU Award will be forfeited for no consideration and without the opportunity to measure our relative
TSR performance again at a later date. In addition, each tranche of the Sign-On PSU Award is subject to time-based vesting conditions requiring minimum service through at least February 1 of 2024, 2025, 2026, 2027, and 2028 (respectively), which generally reflects minimum service periods of one year, two years, three years, four years, and five years (respectively). If the performance condition for a tranche of the Sign-On PSU Award is achieved prior to achievement of the corresponding minimum service period, then such tranche will remain outstanding and will vest on February 1 of the applicable year. If the minimum service period for a tranche of the Sign-On PSU Award is achieved prior to achievement of the corresponding performance condition(s), then the tranche will remain outstanding and eligible to vest on the first of the following dates to occur following the achievement of the corresponding performance condition(s), subject to continued service through such date: February 1, May 1, November 1, and August 1. Any PSUs under the Sign-On PSU Award that do not vest by
February 1, 2028, will be forfeited for no consideration.
If any of the RSUs under the Schwartz Sign-On Awards are outstanding and unvested on the record date for the payment of a cash dividend on our shares of common stock, then on the payment date of such cash dividend, the Sign-On RSU Award and the Sign-On PSU Award will be increased by a number of additional dividend equivalent RSUs/PSUs (as applicable), as set forth in the applicable award agreements. Any such additional dividend equivalent RSUs/PSUs (as applicable) will be subject to the same terms and conditions as the RSUs/PSUs (as applicable) under the Sign-On RSU Award/Sign-On PSU Award (as applicable) with respect to which they were credited. Mr. Schwartz must retain 25% of the net after-tax shares delivered in respect of the Schwartz Sign-On Awards until the first to occur of his termination of employment (including by reason of his death or disability) or a change in control of Carlyle.
Any RSUs under the Sign-On RSU Award and any PSUs under the Sign-On PSU Award generally will be forfeited upon a termination of employment unless, in certain instances, such termination is due to Mr. Schwartz’s involuntary termination
(including one that occurs within a fixed period following the occurrence of a Change in Control) or due to his death or disability. For a description of the potential vesting that Mr. Schwartz may be entitled to with respect to such RSU/PSU awards in connection with such terminations of employment see “—Potential Payments upon Termination or Change in Control” below.

58	CARLYLE	Proxy Statement 2025

Compensation Matters
Outstanding Equity Awards at 2024 Fiscal Year-End
The following table provides information regarding outstanding unvested equity awards held by our named executive officers as of December 31, 2024. The dollar amounts shown in the table below were calculated by multiplying the number of unvested
RSUs reported for the named executive officer by the closing market price of $50.49 per share on December 31, 2024, the last trading day of 2024. The number of RSUs and PSUs reported below include dividend equivalent units accrued as of
December 31, 2024 for time-vesting RSUs granted since February 1, 2024 and the Sign-on PSUs and Sign-on RSUs granted to Mr. Schwartz.

	Stock Awards
	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Number of Equity Incentive Shares or Units of Stock That Have Not Vested (#)		Market Value of Equity Incentive Shares or Units of Stock That Have Not Vested ($)
Harvey M. Schwartz	2,356,906	(1)	$119,000,184	3,544,681	(6)	$178,970,944
John C. Redett	615,971	(2)	$31,100,376	334,002	(7)	$16,863,761
Lindsay P. LoBue	42,521	(3)	$2,146,886	83,501	(8)	$4,215,966
Jeffrey W. Ferguson	278,802	(4)	$14,076,713	—		$—
Christopher Finn	802,316	(5)	$40,508,935	334,002	(7)	$16,863,761
(1)The amount reported for Mr. Schwartz is composed of 1,094,083 Sign-On RSUs (of which 547,042 will be eligible to vest on December 15, 2025 and 547,041 will be eligible to vest on December 15, 2026); 1,019,040 Sign-On PSUs that were earned as of the end of the fiscal year based on the attainment of the second stock price target for such award and that vested on February 1, 2025, the date on which the applicable minimum service requirement was satisfied;
and 243,783 Stock Price Appreciation PSUs that were earned as of the end of the fiscal year based on the attainment of the first stock price target for such award and that vested on February 14, 2025, the date on which the applicable minimum service requirement was satisfied.
(2)The amount reported for Mr. Redett is composed of 3,053 bonus deferral RSUs that vested on February 6, 2025; 175,923 discretionary/annual time-vesting
RSUs that will be eligible to vest on August 1, 2025; 3,053 bonus deferral RSUs that will be eligible to vest on February 6, 2026; 131,943 discretionary/annual time-vesting RSUs that will be eligible to vest on August 1, 2026; 3,056 bonus deferral RSUs that will be eligible to vest on February 6, 2027; 131,942 discretionary/annual time-vesting RSUs that will be eligible to vest on August 1, 2027; and 167,001 Stock Price Appreciation PSUs that were earned as of the end of the fiscal year based on the attainment of the first stock price target for such award and that vested on February 6, 2025, the date on which the applicable minimum service requirement was satisfied.
(3)The amount reported for Ms. LoBue is composed of 255 bonus deferral RSUs that vested on February 1, 2025; 255 bonus deferral RSUs that will be eligible to vest on February 1, 2026; 261 bonus deferral RSUs that will be eligible to vest on February 1, 2027; and 41,750 Stock Price Appreciation PSUs that were earned as of the end of the fiscal year based on the attainment of the first stock price target for such award and that vested on February 6, 2025, the date on which the applicable minimum service requirement was satisfied.
(4)The amount reported for Mr. Ferguson is composed of 30,935 time-based strategic equity RSUs that vested on February 1, 2025; 2,136 bonus deferral RSUs that vested on February 6, 2025; 71,691 discretionary/annual time-vesting RSUs and 25,305 additional 2023 time-vesting RSUs that will be eligible to vest on
August 1, 2025; 2,136 bonus deferral RSUs that will be eligible to vest on February 6, 2026; 55,232 discretionary/annual time-vesting RSUs and 25,305 additional 2023 time-vesting RSUs that will be eligible to vest on August 1, 2026; 2,141 bonus deferral RSUs that will be eligible to vest on February 6, 2027;
32,986 discretionary/annual time-vesting RSUs that will be eligible to vest on August 1, 2027; and 30,935 performance-vesting strategic equity RSUs that were earned as of the end of the fiscal year based on 2024 performance and vested on February 6, 2025, the date we certified the attainment of the established performance metrics.
(5)The amount reported for Mr. Finn is composed of 46,402 time-based strategic equity RSUs that vested on February 1, 2025; 3,053 bonus deferral RSUs that vested on February 6, 2025; 218,854 discretionary/annual time-vesting RSUs and 8,620 additional 2023 time-vesting RSUs that will be eligible to vest on
August 1, 2025; 3,053 bonus deferral RSUs that will be eligible to vest on February 6, 2026; 165,313 discretionary/annual time-vesting RSUs and 8,620 additional 2023 time-vesting RSUs that will be eligible to vest on August 1, 2026; 3,056 bonus deferral RSUs that will be eligible to vest on February 6, 2027;
131,942 discretionary/annual time-vesting RSUs that will be eligible to vest on August 1, 2027; 46,402 performance-vesting strategic equity RSUs that were earned as of the end of the fiscal year based on 2024 performance and vested on February 6, 2025, the date we certified the attainment of the established performance metrics; and 167,001 Stock Price Appreciation PSUs that were earned as of the end of the fiscal year based on the attainment of the first stock price target for such award and that vested on February 6, 2025, the date on which the applicable minimum service requirement was satisfied.
(6)The amount reported for Mr. Schwartz is composed of 3,057,113 Sign-On PSUs, which are the final three tranches of Mr. Schwartz’s Sign-On PSU Award and which are subject to a performance-based vesting condition requiring achievement of absolute stock price targets of $58.12, $64.96, and $71.80 (respectively)
over a period of 45 consecutive trading days during the performance period beginning February 15, 2023 and ending February 1, 2028, and with the $64.96 and $71.80 tranches subject to an additional performance-based vesting condition relating to TSR (linked to the 60th percentile of the constituent companies included in the S&P 500® Financials Index as of February 15, 2023), and a time-based vesting condition requiring minimum service through at least
February 1 of 2026, 2027, and 2028 (respectively), or, if the performance-based vesting condition(s) are not satisfied as of the applicable minimum service date, the first to occur of February 1, May 1, November 1, and August 1 following the date on which the applicable performance-based vesting condition(s) are satisfied; and 487,568 Stock Price Appreciation PSUs, which are the final two tranches of Mr. Schwartz’s Stock Price Appreciation Program PSU Award, the
performance-vesting and service-vesting conditions of which are described under “Compensation Discussion and Analysis—Compensation Elements—Long-
Term Equity Awards—Stock Price Appreciation PSU Award Program.” The foregoing number of PSUs reported reflects the total number of PSUs outstanding and for which the applicable performance condition has not been satisfied as of December 31, 2024, even though the performance period will not end until
February 14, 2027 with respect to the Stock Price Appreciation PSUs and February 1, 2028 with respect to the Sign-On PSUs, and vesting is contingent on meeting absolute stock price hurdles and, for certain tranches of the Sign-On PSU Award, the Company’s relative TSR performance. There is no assurance that these PSUs will be earned.

CARLYLE	Proxy Statement 2025	59

Compensation Matters
(7)The amount reported for Messrs. Redett and Finn is composed of 334,002 Stock Price Appreciation PSUs, which are the final two tranches of Messrs.
Redett and Finn’s Stock Price Appreciation Program PSU Awards, the performance-vesting and service-vesting conditions of which are described under “Compensation Discussion and Analysis—Compensation Elements—Long-Term Equity Awards—Stock Price Appreciation PSU Award Program.”
The foregoing number of PSUs reported reflects the total number of PSUs outstanding and for which the applicable performance condition has not been satisfied as of December 31, 2024, even though the performance period will not end until February 6, 2027, and vesting is contingent on meeting absolute stock price hurdles. There is no assurance that these PSUs will be earned. Mr. Finn voluntarily forfeited these 334,002 PSUs on
February 26, 2025.
(8)The amount reported for Ms. LoBue is composed of 83,501 Stock Price Appreciation PSUs, which are the final two tranches of Ms. LoBue’s 2024 Stock
Price Appreciation Program PSU Award, the performance-vesting and service-vesting conditions of which are described under “Compensation
Discussion and Analysis—Compensation Elements—Long-Term Equity Awards—Stock Price Appreciation PSU Award Program.” The foregoing number of PSUs reported reflects the total number of PSUs outstanding and for which the applicable performance condition has not been satisfied as of December 31, 2024, even though the performance period will not end until February 6, 2027, and vesting is contingent on meeting absolute stock price hurdles. There is no assurance that these PSUs will be earned.
Option Exercises and Stock Vested in 2024
As we have never issued any options, our named executive officers had no option exercises during the year ended December 31, 2024. Certain of our named executive officers had equity awards vest during the year ended
December 31, 2024, as reflected below. The number of RSUs and PSUs reported below for Mr. Schwartz include dividend equivalent units accrued on the applicable tranches of the Sign-On RSU Award and Sign-On PSU Award as of the applicable vesting date.

	Stock Awards
	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(6)
Harvey M. Schwartz(1)	1,542,890	$69,661,829
John C. Redett	—	$—
Lindsay P. LoBue	—	$—
Jeffrey W. Ferguson(2)	129,274	$5,806,395
Christopher Finn(3)	168,471	$7,457,636
(1)The value for Mr. Schwartz is based on the value of 995,848 shares received upon the vesting of PSUs under his Sign-On PSU Award (including dividend equivalent units credited on such PSUs) on May 1, 2024 and 547,042 shares received upon the vesting of RSUs under his Sign-On RSU Award (including dividend equivalent units credited on such RSUs) on December 15, 2024.
(2)The value for Mr. Ferguson is based on the value of 15,467 shares received upon the vesting of RSUs on February 1, 2024, 36,460 shares received upon the vesting of RSUs on February 6, 2024 and 77,347 shares received upon the vesting of RSUs on August 1, 2024.
(3)The value for Mr. Finn is based on the value of 23,201 shares received upon the vesting of RSUs on February 1, 2024, 59,937 shares received upon the vesting of RSUs on February 6, 2024 and 85,333 shares received upon the vesting of RSUs on August 1, 2024.
(4)The value realized on vesting was calculated by multiplying the number of shares of common stock received upon vesting by the closing market price per share of common stock on the applicable vesting date.
Pension Benefits for 2024
We do not provide pension benefits to our named executive officers.
Nonqualified Deferred Compensation for 2024
We do not provide defined contribution plans for the deferral of compensation on a basis that is not tax-qualified.
Potential Payments Upon Termination or Change in Control
Other than as described below, none of our named executive officers are entitled to any additional payments or benefits upon termination of employment, upon a change in control of our company or upon retirement, death or disability. The number of
RSUs and PSUs reported below include dividend equivalent units accrued as of December 31, 2024 for time-vesting RSUs granted since February 1, 2024 and the Sign-On RSU Award and Sign-On PSU Award granted to Mr. Schwartz.

60	CARLYLE	Proxy Statement 2025

Compensation Matters
Severance Arrangements
Chief Executive Officer
Mr. Schwartz’s Employment Agreement provides that upon either (i) an involuntary termination of Mr. Schwartz’s employment by Carlyle without Cause (as defined in the Employment Agreement) or (ii) Mr. Schwartz’s resignation from his employment with Carlyle for Good Reason (as defined in the Employment Agreement), in exchange for Mr. Schwartz’s execution and non-revocation of a release of claims, resignation from all offices and directorships then held with Carlyle and its affiliates and compliance with restrictive covenants, Mr. Schwartz will be entitled to receive cash severance, payable in a lump sum within
60 days following the termination date, equal to (a) one and one-half (1.5) times the sum of (i) his annual base salary plus
(ii) his target annual bonus amount and (b) a prorated portion of his target annual bonus for the year of termination (with such proration determined based on the number of days served in the year of termination through the termination date over the number of days in such year). Mr. Schwartz would also be entitled to a subsidy for continued health insurance coverage under
COBRA for so long as he is eligible (or until he is eligible for substantially equivalent health insurance coverage in connection with new employment, if earlier), or a taxable monthly payment in lieu thereof to the extent required by applicable law.
Had Mr. Schwartz’s employment been involuntarily terminated by Carlyle without Cause or by Mr. Schwartz for Good Reason, in either case, on December 31, 2024, the last business day of 2024, Mr. Schwartz would have been entitled to (i) a cash payment of $9,000,000 (which is the sum of (a) one and one-half (1.5) times the sum of Mr. Schwartz’s annual base salary of
$1,000,000 plus Mr. Schwartz’s target annual bonus amount of $3,000,000, plus (b) Mr. Schwartz’s target annual bonus for
2024 of $3,000,000) and (ii) a monthly subsidy for continued health insurance coverage under COBRA for so long as he is eligible (or until he is eligible for substantially equivalent health insurance coverage in connection with new employment, if earlier), or a taxable monthly payment in lieu thereof ($987.06 per month based on 2024 rates).
Mr. Schwartz’s Employment Agreement also provides that if the foregoing types of termination (an involuntary termination by
Carlyle without Cause or Mr. Schwartz’s resignation for Good Reason) occurs within either (1) the two-year period following the occurrence of a Change in Control (as defined in the Equity Incentive Plan) or (2) the period commencing upon the execution of an agreement between Carlyle and another entity or entities, the consummation of which would result in a Change in
Control and ending on the date that such Change in Control occurs or, if earlier, the date that such agreement is terminated without the consummation of a Change in Control (each, a “Change in Control Period”), then, subject to the same conditions for payment set forth above, Mr. Schwartz would be entitled to receive the same payments and benefits set forth above, except that the amount of the severance payment will be determined as two (2) times the sum of (i) Mr. Schwartz’s annual base salary plus (ii) Mr. Schwartz’s annual target bonus amount (rather than one and one-half (1.5) times for the payment set forth above for a qualifying termination outside of the context of a Change in Control).
Had Mr. Schwartz’s employment been involuntarily terminated by Carlyle without Cause or by Mr. Schwartz for Good Reason, in either case, during a Change in Control Period and on December 31, 2024, the last business day of 2024, Mr. Schwartz would have been entitled to (i) a cash payment of $11,000,000 (which is the sum of (a) two (2) times the sum of Mr. Schwartz’s annual base salary of $1,000,000 plus Mr. Schwartz’s target annual bonus amount of $3,000,000, plus (b) Mr. Schwartz’s target annual bonus for 2024 of $3,000,000) and (ii) a monthly subsidy for continued health insurance coverage under COBRA for so long as he is eligible (or until he is eligible for substantially equivalent health insurance coverage in connection with new employment, if earlier), or a taxable monthly payment in lieu thereof ($987.06 per month based on 2024 rates).
If Mr. Schwartz’s employment is terminated as a result of his death or “Disability” (as defined in the Employment Agreement), then Mr. Schwartz (or his estate) shall be entitled to a prorated portion of Mr. Schwartz’s target annual bonus for the year of termination (with such proration determined based on the number of days served in the year of termination through the termination date over the number of days in such year).
Had Mr. Schwartz’s employment been terminated as a result of his death or Disability, in either case, on December 31, 2024, the last business day of 2024, Mr. Schwartz (or his estate) would have been entitled to payment of $3,000,000, which is
Mr. Schwartz’s target annual bonus amount for 2024.

CARLYLE	Proxy Statement 2025	61

Compensation Matters
Other Named Executive Officers
Pursuant to the terms of the Employment Agreement we entered into with Ms. LoBue on September 28, 2023, if we terminate
Ms. LoBue without “Cause” or if Ms. LoBue resigned for “Good Reason” (as such terms are defined in the Employment
Agreement), Ms. LoBue would be entitled to receive, in exchange for her timely execution and non-revocation of a release of claims in our favor, cash severance equal to the sum of (i) 25% of her annual base salary plus (ii) if such termination occurs after October 16, 2024 and before October 16, 2025 (i.e., after the first anniversary of the commencement of her employment and on or before the second anniversary of the commencement of her employment), her minimum guaranteed annual performance for 2024 of $1,000,000, to the extent not yet paid. Had such a termination of employment occurred on
December 31, 2024, the last business day of 2024, Ms. LoBue would have been entitled to receive cash severance in the amount of $1,125,000. Ms. LoBue is not entitled to receive any additional cash payments in connection with a termination of her service due to her death or disability.
None of Messrs. Redett, Ferguson, or Finn are entitled to receive cash severance in connection with a termination of their employment.
Long-Term Equity Awards
Chief Executive Officer Sign-On Awards
Mr. Schwartz’s Sign-On RSU Award agreement provide that upon either (i) an involuntary termination of Mr. Schwartz’s employment by Carlyle without Cause or (ii) Mr. Schwartz’s resignation from his employment with Carlyle for Good Reason, in either case, while any portion of the Sign-On RSU Award remains outstanding and unvested, Mr. Schwartz will immediately vest in the next tranche of the Sign-On RSU Award that would have vested if not for such termination, and any other outstanding and unvested portion of the Sign-On RSU Award would be forfeited. If such a termination occurs while any portion of the Sign-On PSU Award remains outstanding and unvested, then Mr. Schwartz will immediately vest in any tranche(s) of the
Sign-On PSU Award for which the applicable performance target(s) have been achieved but for which the applicable minimum service period(s) have not been achieved as of the date of such termination, and Mr. Schwartz would vest in any tranche(s) of the Sign-On PSU Award for which the applicable performance target(s) are achieved following the termination date based on a
45-trading day measurement period beginning no later than the date of such termination of employment. In addition, any remaining portion of the Sign-On PSU Award that does not vest in accordance with the foregoing would remain outstanding and unvested for the duration of the performance period, and Mr. Schwartz would be eligible to vest in a pro-rata portion of such PSUs for which the performance target(s) are satisfied, reduced by the number of PSUs that were earned prior to or in connection with such termination of employment.
Had Mr. Schwartz’s employment been involuntarily terminated by Carlyle without Cause or by Mr. Schwartz for Good Reason, in either case, on December 31, 2024, the last trading day of 2024, Mr. Schwartz would have vested in the following number of
RSUs and PSUs, having the following value based on our closing market price of $50.49 per share on December 31, 2024, the last trading day of 2024: (i) 547,042 RSUs under the Sign-On RSU Award, with an aggregate value of $27,620,151 and
(ii) 1,019,040 PSUs under the Sign-On PSU Award, with an aggregate value of $51,451,330 because the performance target for the second tranche of the Sign-On PSU Award was achieved on December 11, 2024 (but not in any additional PSUs, because the performance targets for the remaining three unvested tranches of the Sign-On PSU Award were not achieved in the 45-trading day period following December 31, 2024), and Mr. Schwartz would remain eligible to vest in up to 1,171,893
PSUs underlying the Sign-On PSU Award (which is 23/60 of the 3,057,113 PSUs underlying the Sign-On PSU Award outstanding as of December 31, 2024, after taking into account the 1,019,040 PSUs underlying the second tranche of the
Sign-On PSU Award that would vest in connection with such termination), with an aggregate value (as of December 31, 2024)
of $59,168,878 if the applicable performance conditions are satisfied during the performance period ending January 31, 2028.
If there is a Change in Control involving the acquisition of 50% or more of the total voting power of our shares of common stock, including by way of merger, consolidation or otherwise, while any portion of the Sign-On PSU Award remains outstanding and unvested, the corresponding stock price hurdle achievement associated with any unvested tranche of the
Sign-On PSU Award will be measured as of the second to last trading day immediately preceding the date on which such
Change in Control occurs, and if such stock price achievement is between two hurdles, the hurdle associated with the higher stock price will be deemed achieved in part based on linear interpolation between the two stock price hurdles. In addition, the achievement of the relative TSR goal for any such tranche (to the extent applicable) will be measured as of the date of first public announcement of the Change in Control transaction. Any tranche that becomes earned upon a Change in Control pursuant to the foregoing will remain outstanding and subject to satisfaction of the associated service-based vesting condition.
Had there been such a Change in Control transaction on December 31, 2024, the last trading day of 2024, none of the PSUs underlying the previously unearned portion of the Sign-On PSU Award would have been deemed earned, because the performance condition for the second tranche of the Sign-On PSU Award had already been achieved, and our closing price on

62	CARLYLE	Proxy Statement 2025

Compensation Matters
December 27, 2024, the second to last trading day immediately preceding December 31, 2024, was $50.87, which is between two hurdles which had already been achieved.
If Mr. Schwartz’s employment is involuntarily terminated by Carlyle without Cause or by Mr. Schwartz for Good Reason, in either case, during a Change in Control Period (as defined under his employment agreement) and while any portion of the
Sign-On RSU Award remains outstanding and unvested, then any such outstanding and unvested portion of the Sign-On RSU
Award will immediately vest as of the date of such termination of service. Had Mr. Schwartz’s employment been involuntarily terminated by Carlyle without Cause or by Mr. Schwartz for Good Reason, in either case, during a Change in Control Period and on December 31, 2024, the last trading day of 2024, Mr. Schwartz would have vested in the 1,094,083 outstanding and unvested RSUs underlying the Sign-On RSU Award, having a value of $55,240,251 based on our closing market price of
$50.49 per share on December 31, 2024, the last trading day of 2024.
If there is a Change in Control involving the acquisition of 50% or more of the total voting power of our shares of common stock, including by way of merger, consolidation or otherwise, and Mr. Schwartz’s employment is terminated by Carlyle without
Cause or by Mr. Schwartz for Good Reason, in either case within two (2) years following such Change in Control and while any portion of the Sign-On PSU Award remains outstanding and unvested, then any tranche of the Sign-On PSU Award for which the applicable performance conditions have been satisfied as of the date of such termination will become vested as of the date of such termination. Had there been such a Change in Control transaction and Mr. Schwartz’s employment was terminated by
Carlyle without Cause or by Mr. Schwartz for Good Reason on December 31, 2024, the last trading day of 2024, 1,019,040
PSUs underlying the Sign-On PSU Award, having a value of $51,451,330 based on our closing market price of $50.49 per share on December 31, 2024, would have vested because the performance target for the second tranche of the Sign-On PSU
Award was achieved on December 11, 2024.
If there is a Change in Control involving a change in the constitution of the majority of directors serving on the Board and
Mr. Schwartz’s employment is terminated without Cause or by Mr. Schwartz for Good Reason, in either case within two (2)
years following such Change in Control and while any portion of the Sign-On PSU Award remains outstanding and unvested, then such unvested portion of the Sign-On PSU Award will be treated in the same manner as if Mr. Schwartz’s employment was terminated without Cause or by Mr. Schwartz for Good Reason outside of a Change in Control Period, except that such previously unvested portion that becomes vested in connection with such termination of employment will not be subject to proration. This treatment will also apply if Mr. Schwartz’s employment is terminated without Cause or by Mr. Schwartz for Good
Reason, in either case, after the execution by Carlyle and another entity or entities of an agreement the consummation of which would result in a Change in Control and, at the time of the termination of Mr. Schwartz’s employment, such Change in
Control has not occurred. Had either of these events occurred on December 31, 2024, the last business day of 2024,
Mr. Schwartz would have vested in 1,019,040 PSUs underlying the Sign-On PSU Award, having a value of $51,451,330 based on our closing market price of $50.49 per share on December 31, 2024, because the performance target for the second tranche of the Sign-On PSU Award was achieved on December 11, 2024, and Mr. Schwartz would have remained eligible to vest in the remaining 3,057,113 PSUs underlying the Sign-On PSU Award outstanding as of December 31, 2024, with an aggregate value of $154,353,636 (based on our closing market price of $50.49 per share on December 31, 2024) if the applicable performance conditions are satisfied during the relevant performance period.
If Mr. Schwartz’s employment is terminated as a result of his death or Disability while any portion of his Sign-On RSU Award remains outstanding and unvested, Mr. Schwartz will immediately vest in the next tranche of the Sign-On RSU Award that would have vested if not for such termination, and any other outstanding and unvested portion of the Sign-On RSU Award would be forfeited. If Mr. Schwartz’s employment is terminated as a result of his death or Disability while any portion of the
Sign-On PSU Award remains outstanding and unvested, then Mr. Schwartz (or his estate) will immediately vest in any tranche(s) of the Sign-On PSU Award for which the applicable performance target(s) have been achieved but for which the applicable minimum service period(s) have not been achieved as of the date of such termination, and, if applicable,
Mr. Schwartz (or his estate) will immediately vest in a portion of any other tranche(s) of the Sign-On PSU Award for which the applicable performance target(s) have not been achieved as of the date of such termination, determined as the product of
(1) the PSUs covered by each such outstanding tranche for which the applicable performance target(s) have not been achieved, times (2) 50%, and prorated based on the number of months during which Mr. Schwartz was employed by Carlyle prior to such termination of employment (rounded up to the nearest whole month) over 60. Any remaining outstanding and unvested portion of the Sign-On PSU Award would be forfeited.
Had Mr. Schwartz’s employment been terminated as a result of Mr. Schwartz’s death or Disability, in either case, on
December 31, 2024, the last business day of 2023, Mr. Schwartz would have vested in the following number of RSUs and
PSUs, having the following value based on our closing market price of $50.49 per share on December 31, 2024, the last trading day of 2024: (i) 547,042 RSUs under the Sign-On RSU Award (which is the tranche of the Sign-On RSU Award next-scheduled to vest on December 15, 2025), with an aggregate value of $27,620,151, (ii) 1,019,040 PSUs under the
Sign-On PSU Award (because the performance target for the second tranche of the Sign-On PSU Award was achieved on
December 11, 2024), with an aggregate value of $51,451,330, and (iii) 585,946 PSUs under the Sign-On PSU Award (which is

CARLYLE	Proxy Statement 2025	63

Compensation Matters
the product of (1) 3,057,113 of the remaining PSUs outstanding under the Sign-On PSU Award as of such date, times (2) 50%, and pro-rated by 23/60), with an aggregate value of $29,584,414.
Stock Price Appreciation Program PSUs
For purposes of the PSUs awarded to Messrs. Schwartz, Redett, and Finn and Ms. LoBue pursuant to the Stock Price
Appreciation PSU Award Program in February 2024, upon the occurrence of the applicable named executive officer’s death or termination due to Disability (as defined in the Equity Incentive Plan), any PSUs for which the applicable stock price vesting condition has been satisfied but for which the applicable service condition has not been satisfied as of the date of such event will vest. In addition, if the applicable named executive officer’s employment is terminated by Carlyle without Cause, subject to such named executive officer’s execution of a release of claims in favor of Carlyle and continued compliance with any restrictive covenants to which such named executive officer is subject, any PSUs for which the applicable stock price vesting condition has been satisfied but for which the applicable service condition has not been satisfied as of the effective date of such termination will vest. Had any such termination of employment occurred on December 31, 2024, the last business day of
2024, because the performance target for the first tranche of each such award of PSUs had been achieved as of such time, each of Messrs. Schwartz, Redett, and Finn and Ms. LoBue would have vested in the following numbers of PSUs, having the following values based on our closing market price of $50.49 per share on December 31, 2024: Mr. Schwartz - 243,783 PSUs with a value of $12,308,604; Mr. Redett - 167,001 PSUs with a value of $8,431,881; Ms. LoBue - 41,750 PSUs with a value of
$2,107,958; and Mr. Finn - 167,001 PSUs with a value of $8,431,881.
If there is a Change in Control that meets the requirements under Section 2(g)(i) of the Equity Incentive Plan (regarding the acquisition of 50% or more of the total voting power of our shares of common stock, including by way of merger, consolidation or otherwise) while any portion of the PSUs remain outstanding and unvested, the corresponding stock price hurdle associated with any unvested tranche of the PSUs will be measured as of the second to last trading day immediately preceding the date on which such Change in Control occurs and based on the value of the consideration paid for each share of our common stock in the Change in Control transaction (rather than based on the 30 consecutive trading day average closing stock price), and if such value is between two stock price hurdles, the hurdle associated with the higher stock price will be deemed achieved in part based on linear interpolation between the two stock price hurdles. Any tranche that becomes earned upon a Change in
Control pursuant to the foregoing will remain outstanding and subject to satisfaction of the associated service-based vesting condition, and any tranche that is not earned pursuant to the foregoing will be forfeited. Had there been such a Change in
Control transaction on December 31, 2024, the last trading day of 2024, each of Messrs. Schwartz, Redett, and Finn and
Ms. LoBue would have been deemed to have earned the following numbers of PSUs, having the following values based on our closing market price of $50.49 per share on December 31, 2024, because our closing price on December 27, 2024, the second to last trading day immediately preceding December 31, 2024, was $50.87, which is between the first and second stock price hurdle, with the second stock price hurdle having not yet been achieved: Mr. Schwartz - 63,347 PSUs with a value of $3,198,391; Mr. Redett - 58,794 PSUs with a value of $2,968,510; Ms. LoBue - 14,698 PSUs with a value of $742,103; and
Mr. Finn - 58,794 PSUs with a value of $2,968,510.
If there is a Change in Control and the applicable named executive officer’s employment is terminated by Carlyle without
Cause within two (2) years following such Change in Control, or if such a termination occurs after the date that definitive documentation for a sale transaction is entered into but before such transaction has been consummated and, in either case, while any portion of the PSUs remain outstanding and unvested, then any PSUs that remain outstanding as of the date of such termination (after application of the foregoing treatment for a Change in Control that meets the requirements of Section 2(g)(i)
of the Equity Incentive Plan) will vest. Had these events occurred on December 31, 2024, the last trading day of 2024, each of
Messrs. Schwartz, Redett, and Finn and Ms. LoBue would have vested in the PSUs that were deemed earned pursuant to the foregoing paragraph, having the values set forth above.
The Stock Price Appreciation Program PSUs awarded to Ms. LoBue in February 2025 contain the same terms as set forth above. Because no such PSUs were outstanding as of December 31, 2024, the last business day of 2024, if any of the foregoing events had occurred on December 31, 2024, there would have been no effect on such PSUs.
Other Awards Held by Named Executive Officers
Upon the occurrence of a termination of employment because of death or Disability (as defined in the Equity Incentive Plan), any unvested time-vesting RSUs held by Messrs. Redett, Ferguson, and Finn and Ms. LoBue will automatically be deemed vested as of immediately prior to such termination of employment. In addition, with respect to the unvested performance-
vesting strategic equity RSUs held by Messrs. Ferguson and Finn (the final tranche of which vested on February 6, 2025), such RSUs would have vested in full if such termination occurred prior to completion of the performance period or at actual performance if such termination occurred after completion of the performance period but prior to the February 6, 2025 vesting date. Had such a termination of employment occurred on December 31, 2024, the last business day of 2024, each of

64	CARLYLE	Proxy Statement 2025

Compensation Matters
Messrs. Redett, Ferguson, and Finn and Ms. LoBue would have vested in the following numbers of RSUs, having the following values based on our closing market price of $50.49 per share on December 31, 2024: Mr. Redett - 448,970 RSUs with an aggregate value of $22,668,496 (which is comprised of 439,808 discretionary/annual time-vesting RSUs and 9,162 Bonus
Deferral RSUs); Ms. LoBue - 771 Bonus Deferral RSUs with an aggregate value of $38,928; Mr. Ferguson - 278,802 RSUs with an aggregate value of $14,076,713 (which is comprised of 159,909 discretionary/annual time-vesting RSUs, 50,610 additional 2023 time-vesting RSUs, 6,413 Bonus Deferral RSUs, 30,935 time-vesting strategic equity RSUs, and 30,935 performance-vesting strategic equity RSUs based on actual performance); Mr. Finn - 635,315 RSUs with an aggregate value of $32,077,055 (which is comprised of 516,109 discretionary/annual time-vesting RSUs, 17,240 additional 2023 time-vesting
RSUs, 9,162 Bonus Deferral RSUs, 46,402 time-vesting strategic equity RSUs, and 46,402 performance-vesting strategic equity RSUs based on actual performance).
For purposes of the Bonus Deferral RSUs held by Messrs. Redett, Ferguson, and Finn and Ms. LoBue, if the applicable named executive officer’s employment is terminated by Carlyle without “Cause” (as defined in the applicable RSU award agreement), subject to such named executive officer’s execution of a release of claims in favor of Carlyle and continued
compliance with any restrictive covenants to which such named executive officer is subject, any unvested Bonus Deferral
Program RSUs will remain eligible to vest on the scheduled vesting dates. Had such a termination of employment occurred on
December 31, 2024, the last business day of 2024, each of Messrs. Redett, Ferguson, and Finn and Ms. LoBue would have remained eligible to vest in the following numbers of RSUs on the regular vesting schedule, having the following values based on our closing market price of $50.49 per share on December 31, 2024: Mr. Redett - 9,162 Bonus Deferral RSUs with a value of $462,590; Ms. LoBue - 771 Bonus Deferral RSUs with a value of $38,928; Mr. Ferguson - 6,413 Bonus Deferral RSUs with a value of $323,793; and Mr. Finn - 9,162 Bonus Deferral RSUs with a value of $462,590.
In addition, for purposes of the Bonus Deferral RSUs, if the applicable named executive officer retires (which, for purposes of the Bonus Deferral RSUs, means the termination of the applicable named executive officer’s employment after having reached age 55 and with at least five full years of service with Carlyle, and after satisfaction of any contractual notice requirements), subject to such named executive officer’s continuing compliance with any restrictive covenants to which such named executive officer is subject, any unvested Bonus Deferral Program RSUs will remain eligible to vest on the scheduled vesting dates. Had such a termination of employment occurred on December 31, 2024, the last business day of 2024, each of Messrs. Redett,
Ferguson, and Finn would have been eligible to vest in the following numbers of RSUs on the regular vesting schedule, having the following values based on our closing market price of $50.49 per share on December 31, 2024: Mr. Redett - 9,162 Bonus
Deferral RSUs with a value of $462,590; Mr. Ferguson - 6,413 Bonus Deferral RSUs with a value of $323,793; and Mr. Finn -
9,162 Bonus Deferral RSUs with a value of $462,590. Ms. LoBue would not have been eligible to vest in her Bonus Deferral
RSUs as she would not have yet satisfied the retirement criteria.
With respect to the time-vesting strategic equity RSUs previously held by Messrs. Finn and Ferguson (the final tranche of which vested on February 1, 2025), upon the occurrence of a Change in Control (as defined in the Equity Incentive Plan), any such RSUs would automatically be deemed vested as of immediately prior to the occurrence of such Change in Control, and with respect to the performance-vesting strategic equity RSUs previously held by Messrs. Ferguson and Finn (the final tranche of which vested on February 6, 2025), upon the occurrence of a Change in Control any such RSUs would have vested in full if such Change in Control occurred prior to completion of the performance period or at actual performance if such Change in
Control occurred after completion of the performance period but prior to the February 6, 2025 vesting date. Had such a
Change in Control occurred on December 31, 2024, the last business day of 2024, each of Messrs. Ferguson and Finn would have vested in the following numbers of RSUs, having the following values based on our closing market price of $50.49 per share on December 31, 2024: Mr. Ferguson - 61,870 RSUs with an aggregate value of $3,123,817 (which is comprised of
30,935 time-vesting strategic equity RSUs and 30,935 performance-vesting strategic equity RSUs based on actual performance) and Mr. Finn - 92,804 RSUs with an aggregate value of $4,685,674 (which is comprised of 46,402 time-vesting strategic equity RSUs and 46,402 performance-vesting strategic equity RSUs based on actual performance).
In addition, for purposes of the time-vesting awards granted following January 1, 2022 to Messrs. Redett, Ferguson, Finn and
Ms. LoBue, upon the occurrence of a termination of the applicable named executive officer’s employment without “Cause” (as defined in the applicable RSU award agreement) that occurs within 12 months following the occurrence of a Change in
Control, any such unvested time-vesting RSUs will automatically be deemed vested as of immediately prior to the occurrence of such termination of employment. Had such a termination occurred on December 31, 2024, the last business day of 2024, then in addition to any RSUs that would have vested in accordance with the prior paragraph as a result of the Change in
Control that would have preceded such termination (to the extent applicable), each of Messrs. Redett, Ferguson, and Finn and
Ms. LoBue would have vested in the following additional numbers of RSUs, having the following values based on our closing market price of $50.49 per share on December 31, 2024: Mr. Redett - 448,970 RSUs with an aggregate value of $22668,496
(which is comprised of 439,808 discretionary/annual time-vesting RSUs and 9,162 Bonus Deferral RSUs); Ms. LoBue - 771
Bonus Deferral RSUs with an aggregate value of $38,928; Mr. Ferguson - 216,932 RSUs with an aggregate value of
$10,952,897 (which is comprised of 159,909 discretionary/annual time-vesting RSUs, 50,610 additional 2023 time-vesting

CARLYLE	Proxy Statement 2025	65

Compensation Matters
RSUs, and 6,413 Bonus Deferral RSUs); and Mr. Finn - 542,511 RSUs with an aggregate value of $27,391,381 (which is comprised of 516,109 discretionary/annual time-vesting RSUs, 17,240 additional 2023 time-vesting RSUs, and 9,162 Bonus
Deferral RSUs).
Restrictive Covenants
Mr. Schwartz’s Employment Agreement and the award agreement for his 2024 award of PSUs include restrictive covenants limiting his ability during the term of his employment and for 12 months following a termination of employment to solicit
Carlyle’s employees or investors or participate in any capacity in any transactions that Carlyle was actively considering investing in or offering to invest in prior to the termination date. Mr. Schwartz’s Employment Agreement also includes restrictive covenants limiting his ability to compete with Carlyle during the term of his employment and for 12 months following a termination of employment. Mr. Schwartz is also subject to confidentiality covenants and may not disclose publicly or discuss our private placement fundraising efforts or the name of any fund vehicle that has not had a final closing with any member of the press. Mr. Schwartz and Carlyle are subject to certain cooperation covenants following a termination of employment and perpetual mutual non-disparagement obligations.
Messrs. Redett, Ferguson, and Finn and Ms. LoBue, pursuant to the terms of restrictive covenant agreements with Carlyle, their Employment Agreement, and/or the award agreements for certain RSU and/or PSU awards (as applicable) have agreed to (i) a notice period covenant, pursuant to which they must provide 6 months’ advance notice of their intent to resign or retire from Carlyle, (ii) a non-competition covenant restricting their ability to compete with Carlyle during their employment and for a period of 12 months following the earlier of (a) the date they provide notice of their intent to terminate their employment with
Carlyle and (b) the termination of their employment with Carlyle, and (iii) a non-solicitation covenant restricting their ability to solicit Carlyle’s employees and investors or participate in any capacity in any transactions that Carlyle was actively considering investing in or offering to invest in for a period of 12 months following the termination of their employment.

66	CARLYLE	Proxy Statement 2025

Compensation Matters
PAY RATIO DISCLOSURE
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of
Regulation S-K, we are providing the following information regarding the ratio of the total annual compensation for our principal executive officer to the median of the annual total compensation of all our employees (other than our principal executive officer) (the “CEO Pay Ratio”). Our CEO Pay Ratio is a reasonable estimate calculated in a manner consistent with Item
402(u). However, due to the flexibility afforded by Item 402(u) in calculating the CEO Pay Ratio, our CEO Pay Ratio may not be comparable to the CEO pay ratios presented by other companies.
Identification of Median Employee
As of December 31, 2024, we employed more than 2,300 individuals, including 725 investment professionals, located in 29 offices across four continents. In 2023, in accordance with SEC rules, we re-identified our median employee using our global employee population as of October 31, 2023. To identify our median employee, we used annual base salary and bonuses earned (guaranteed and discretionary) in 2023. Application of our consistently applied compensation measure identified seven employees with the same annual base salary and bonuses earned (guaranteed and discretionary) in 2023. We identified our median employee from this group of seven employees by reviewing the components of their total annual compensation and selecting the employee whose title, tenure, and components of compensation most accurately reflected the compensation of a typical employee. We calculated the annual total compensation for this median employee in accordance with the requirements of the Summary Compensation Table. We have determined there has been no change in our employee population or employee compensation arrangements during the last completed fiscal year that would significantly impact the CEO Pay Ratio for 2024. Accordingly, we have used the same median employee we identified in 2023 for purposes of calculating our CEO
Pay Ratio for 2024.
2024 Pay Ratio
For 2024, the total compensation for Mr. Schwartz, our principal executive officer as of December 31, 2024, was $29,590,176.
For 2024, our median employee’s annual total compensation was $269,443. Based on the aggregate principal executive officer total compensation, our CEO Pay Ratio for 2024 was 110:1.
EQUITY COMPENSATION PLAN INFORMATION
The table set forth below provides information concerning the awards that have been and may be issued under equity compensation plans approved by security holders and equity compensation plans not approved by security holders, in each case, as of December 31, 2024:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column)(3)
Equity compensation plans approved by security holders	26,152,352	(1)	—	30,091,970
Equity compensation plans not approved by security holders	5,170,236	(2)	—	—
Total	31,322,588		—	30,091,970
(1)Reflects the outstanding number of restricted stock units granted under the Equity Incentive Plan as of December 31, 2024. The amounts reported in the table assume maximum performance for any performance-vesting RSUs which have not vested as of December 31, 2024.
(2)Consists of 5,170,236 shares of our common stock as of December 31, 2024, which may be issued upon (i) the vesting and settlement of outstanding RSUs, including any accrued dividend equivalent RSUs, in accordance with the terms of the Global Restricted Stock Unit Agreement, by and between the Company and Harvey M. Schwartz, and (ii) the vesting and settlement of outstanding PSUs, including any accrued dividend equivalent PSUs, in accordance with the terms of the Performance-Based Restricted Stock Unit Agreement, by and between the Company and Mr. Schwartz (collectively, the "”Schwartz Sign-On
Awards”), but does not include an indeterminate number of dividend equivalent RSUs and PSUs that may be accrued on such awards in connection with the future declaration and payment of dividends on shares of our common stock. The Schwartz Sign-On Awards were granted to Mr. Schwartz in reliance on the employment inducement exemption provided under the Nasdaq Listing Rule 5635(c)(4).
(3)Consists of shares of our common stock available for future issuance under our Equity Incentive Plan, including nonqualified stock options, stock appreciation rights, RSUs, restricted stock, performance-based awards and other equity-based awards.

CARLYLE	Proxy Statement 2025	67

Compensation Matters
PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between executive “compensation actually paid” (as determined in accordance with the rules prescribed under Item 402(v)) to (i) each individual who has served as our principal executive officer (“PEO”) during any or all of 2020, 2021, 2022, 2023, and 2024 and (ii) our other non-PEO named executive officers (determined as an average, as set forth below) during each of 2020, 2021, 2022, 2023, and 2024 and our financial performance.

	Summary Compensation Table Total for:				Compensation Actually Paid to:				Average Summary Compensation Table Total for Non-PEO Named Executive Officers(1),(2)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(1),(2)	Value of Initial Fixed $100 Investment Based on:		Net Income (in millions)	Fee Related Earnings (FRE) (in millions)(4)
Year	Harvey M. Schwartz	William E. Conway, Jr.	Kewsong Lee	Glenn A. Youngkin	Harvey M. Schwartz(2)	William E. Conway, Jr.(2)	Kewsong Lee(2)	Glenn A. Youngkin(2)			Total Shareholder Return	Peer Group Total Shareholder Return(3)
2024	$29,590,176	$—	$—	$—	$122,266,110	$—	$—	$—	$19,634,839	$27,674,579	$186	$215	$1,091.1	$1,104.6
2023	$186,994,098	$500,000	$—	$—	$236,419,177	$500,000	$—	$—	$8,516,160	$8,242,865	$145	$156	$(496.7)	$859.4
2022	$—	$500,000	$40,775,405	$—	$—	$500,000	$(61,692,601)	$—	$14,108,893	$5,716,546	$102	$127	$1,284.7	$834.4
2021	$—	$—	$42,322,501	$—	$—	$—	$123,088,136	$—	$29,363,977	$41,878,583	$181	$162	$3,045.2	$598.1
2020	$—	$—	$16,384,203	$12,064,228	$—	$—	$20,465,591	$(31,426,807)	$6,925,930	$7,628,276	$102	$115	$382.8	$519.7
(1)The non-PEO named executive officers in 2024 consist of Messrs. Redett, Ferguson, and Finn and Ms. LoBue, in 2023 consist of Messrs. Redett, Finn, Ferguson, Larson, and Buser, in 2022 and 2021 consist of Messrs. Buser,
Clare, Finn, and Larson, and in 2020 consists of Messrs. Buser, Clare, Ferguson, and Finn (as applicable, the “Non-PEO NEOs”).
(2)To calculate the “compensation actually paid,” the following amounts were deducted from and added to the applicable “Summary Compensation Table Total” set forth above:

	Summary Compensation Total	Deductions of Reported Equity Values from Summary Compensation Total(a)	Equity Award Adjustments to Summary Compensation Total(b)	“Compensation Actually Paid”
Harvey M. Schwartz
2024	$29,590,176	$(22,513,410)	$115,189,344	$122,266,110
Average of Non-PEO Named Executive Officers
2024	$19,634,839	$(17,455,600)	$25,495,340	$27,674,579
(a)Represents the grant date fair value of equity-based awards granted in each year, as reflected in the “Stock Awards” column.

68	CARLYLE	Proxy Statement 2025

Compensation Matters
(b)Reflects adjustments to the value of Stock Awards, as calculated in accordance with the rules prescribed under Item 402(v) and in accordance with ASC Topic 718, which included the categories of adjustments for each year as set forth below. The values shown below include the fair value of accrued dividend equivalent units as of the applicable date, to the extent applicable. For additional information regarding the determination of fair value, see
Note 2 and Note 14 to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

	Year End Fair Value of Awards Granted During Year that Remained Outstanding and Unvested at Year End	Year Over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in a Prior Year that Remained Outstanding and Unvested at Year End	Fair Value as of Vesting Date of Equity Awards Granted and Vested in Same Year	Change in Fair Value from Prior Year End to Vesting Date for Equity Awards Granted in a Prior Year that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions During Year	Total Equity Award Adjustments
Harvey M. Schwartz
2024	$28,832,275	$71,053,502	$—	$15,303,567	$—	$115,189,344
Average of Non-PEO Named Executive Officers
2024	$24,062,819	$1,046,995	$—	$385,526	$—	$25,495,340
(3)The Peer Group for these purposes is the Dow Jones U.S. Asset Manager Index.
(4)Our company-selected measure is Fee Related Earnings (“FRE”). FRE is described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Key Financial Measures—Non-GAAP
Financial Measures—Fee Related Earnings” in our Annual Report on Form 10-K. For a reconciliation of non-GAAP measures to the corresponding GAAP measures, please see Appendix A: Reconciliation of
Non-GAAP Measures.

CARLYLE	Proxy Statement 2025	69

Compensation Matters
Narrative Disclosure to Pay Versus Performance
The following graph shows the relationship between the “compensation actually paid” to each of Messrs. Schwartz, Conway,
Lee, and Youngkin and the average of the “compensation actually paid” to our Non-PEO NEOs (in each case, with
“compensation actually paid” calculated as set forth above in accordance with the rules prescribed under Item 402(v) of
Regulation S-K) in 2020, 2021, 2022, 2023, and 2024 and our cumulative TSR measured starting from December 31, 2019 for each covered fiscal year. This graph also shows the relationship between our TSR performance and the TSR performance of the Peer Group in the Pay Versus Performance Table (which is the Dow Jones U.S. Asset Manager Index)
over the same period.
“Compensation Actually Paid” vs. Company TSR and Company TSR v. Peer Group TSR

250.0
200.0
150.0
100.0
50.0
—
(50.0)
"Compensation Actually Paid" (in millions)
$200
$150
$100
$50
TSR Value of Fixed $100 Investment
2020
2021
2022
2023
2024

■	Harvey M. Schwartz
■	Kewsong Lee
■	Glenn A. Youngkin
■	William E. Conway, Jr.
■	Non-PEO NEOs
Company TSR
Peer Group TSR

The following graph shows the relationship between the “compensation actually paid” to each of Messrs. Schwartz, Conway,
Lee, and Youngkin and the average of the “compensation actually paid” to our non-PEO NEOs (in each case, with
“compensation actually paid” calculated as set forth above in accordance with the rules prescribed under Item 402(v)) in 2020,
2021, 2022, 2023, and 2024 and our net income performance in 2020, 2021, 2022, 2023, and 2024. The 2023 net income figure includes a $1.1 billion charge to performance allocations and incentive fee related compensation expense as part of our updated compensation program.
“Compensation Actually Paid” vs. Net Income

"Compensation Actually Paid" (in millions)
250.0
200.0
150.0
100.0
50.0
—
(50.0)
(100.0)
Net Income (in millions)
3,000
2,000
1,000
—
(1,000)
2020
2021
2022
2023
2024

■	Harvey M. Schwartz
■	Kewsong Lee
■	Glenn A. Youngkin
■	William E. Conway, Jr.
■	Non-PEO NEOs
Net Income

70	CARLYLE	Proxy Statement 2025

Compensation Matters
The following graph shows the relationship between the “compensation actually paid” to each of Messrs. Schwartz, Conway,
Lee, and Youngkin and the average of the “compensation actually paid” to our non-PEO NEOs (in each case, with
“compensation actually paid” calculated as set forth above in accordance with the rules prescribed under Item 402(v)) in 2020,
2021, 2022, 2023, and 2024 and the performance of our company-selected measure, fee related earnings, in 2020, 2021,
2022, 2023, and 2024.
“Compensation Actually Paid” vs. FRE

"Compensation Actually Paid" (in millions)
250.0
200.0
150.0
100.0
50.0
—
(50.0)
1,000
750
500
250
—
FRE (in millions)
2020
2021
2022
2023
2024

■	Harvey M. Schwartz
■	Kewsong Lee
■	Glenn A. Youngkin
■	William E. Conway, Jr.
■	Non-PEO NEOs
FRE

Tabular List of Most Important Performance Measures
The following provides a list of the performance measures that we believe are the most important performance measures used to link compensation actually paid to company performance for 2024. We are providing this list in accordance with Item 402(v)
of Regulation S-K to provide information on performance measures used by the Compensation Committee to determine NEO compensation. For more information, see the Compensation Discussion and Analysis above.

Fee Related Earnings
Stock Price Performance
Inflows
Fee Related Earnings Margin
Relative TSR Performance

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

CARLYLE	Proxy Statement 2025	71

Compensation Matters
DIRECTOR COMPENSATION
Overview
No additional remuneration is paid to our employees or advisors for service as a director or on committees of the Board of
Directors. Certain of the directors are employees or advisors to Carlyle and have received compensation or other payments in respect of their services in such capacities. See “Certain Relationships and Related Person Transactions—Other
Transactions.” In addition, each director is reimbursed for reasonable out-of-pocket expenses incurred in connection with such service.
In 2024, each director who was not an employee of or advisor to Carlyle received an annual retainer at the annual rates set forth below, which includes an additional cash retainer for our Lead Independent Director and the Chairpersons for each of our
Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. In February 2024, based on comparative market data provided by Pay Governance, as well as considerations regarding the efforts of the directors on behalf of the Company during the prior year and anticipated continuing efforts, the Compensation Committee evaluated the compensation for directors who are not employees of or advisors to Carlyle and determined to recommend to the Board, and the Board approved, a $10,000 increase to the cash-based portion of the annual retainer, a $15,000 increase to the RSU-
based portion of the annual retainer, and a $5,000 increase to the additional cash retainer for the Chairperson of our Audit
Committee, each of which are reflected in the annual rates set forth below. The same annual rates will apply in 2025 (subject to participation in the deferral and stock election opportunities described below).

Annual Retainers	2024 Annual Rate
Cash-Based Portion of Annual Retainer	$140,000
RSU-Based Portion of Annual Retainer	$205,000
Additional Annual Cash Retainer for Lead Independent Director	$65,000
Additional Annual Cash Retainer for Chairperson of Audit Committee	$40,000
Additional Annual Cash Retainer for Chairperson of Compensation Committee	$25,000
Additional Annual Cash Retainer for Chairperson of Nominating and Corporate Governance Committee	$25,000
The RSU-based portion of the annual retainer for 2024 was granted on May 1, 2024. These RSUs will vest on May 1, 2025.
Deferral Program
In October 2024, upon the recommendation of the Compensation Committee, the Board approved a program (the “Director
Deferral Program”) pursuant to which our directors who are not employees of or advisors to Carlyle have the opportunity to elect to defer (i) receipt of shares of our common stock the director would have received upon vesting of RSUs granted as part of their annual retainer in the form of deferred RSUs under the Equity Incentive Plan and/or (ii) receipt of all or a portion of their cash compensation earned for their service on our Board in the form of fully vested shares of our common stock or deferred
RSUs under the Equity Incentive Plan. Deferred RSUs received under the Director Deferral Program may be settled, at the director’s election, upon (i) such director’s retirement from the Board, (ii) a date certain, or (iii) the earlier of such director’s retirement from the Board and a date certain. Vested deferred RSUs shall be entitled to dividend equivalent payments upon payment by the Company of dividends on shares of the Company’s common stock in the same form and amount equal to the amount of such dividends and are not subject to deferral under the Director Deferral Program.
Stock Ownership Guidelines
The Company maintains Stock Ownership Guidelines requiring non-employee directors to own an amount equal to five times the base annual cash retainer within five years of the date of a director’s appointment to the Board. All of the non-employee directors who have served on our Board for five years or more, Ms. Fitt and Messrs. Hance, Shaw, and Welters, are currently in compliance with this stock ownership requirement. Non-employee directors who have been appointed to the Board in the last five years (Mr. Rice, who was appointed to the Board effective March 8, 2021; Ms. Filler and Mr. Ordan, who were appointed to the Board effective April 1, 2022; Ms. Cherwoo who was appointed to the Board effective June 1, 2023; and
Ms. Beschloss who was appointed to the Board effective May 1, 2024) are in a phase-in period for compliance with this stock ownership requirement, although Ms. Filler and Messrs. Ordan and Rice are also in compliance with the stock ownership requirement. As noted above, in 2024 the base annual cash retainer paid to each director who was not an employee of or

72	CARLYLE	Proxy Statement 2025

Compensation Matters
advisor to Carlyle was increased by $10,000, which increased the minimum stock ownership requirement accordingly.
The non-employee directors have five years from the date of such increase to acquire any additional shares needed to meet this incremental additional stock ownership requirement. Under the Stock Ownership Guidelines, unvested restricted stock or
RSU awards with time-based vesting terms and deferred RSUs will count as shares “owned” for purposes of the Stock
Ownership Guidelines.
2024 Director Compensation Table
The following table provides the director compensation for Mr. Hance and our non-employee directors for 2024:

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Total
Afsaneh Beschloss(2)	$93,334	$198,859	$292,193
Sharda Cherwoo	$140,000	$198,859	$338,859
Linda H. Filler	$140,000	$198,859	$338,859
Lawton W. Fitt	$230,000	$198,859	$428,859
James H. Hance, Jr.(3)	$—	$—	$—
Mark S. Ordan	$140,000	$198,859	$338,859
Derica W. Rice	$140,000	$198,859	$338,859
Dr. Thomas S. Robertson(4)	$58,334	$—	$58,334
William J. Shaw	$180,000	$198,859	$378,859
Anthony Welters	$165,000	$198,859	$363,859
(1)The reference to “stock” in this table refers to RSUs. Amounts represent the grant date fair value of the RSU awards granted to each director who is not an employee of or advisor to the Company on May 1, 2024 (other than Dr. Robertson, who did not receive an RSU award on May 1, 2024 because of his pending retirement) computed in accordance with U.S. GAAP pertaining to equity-based compensation. For additional information regarding the computation of grant date fair value, see Note 14 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31,
2024.
(2)Ms. Beschloss was appointed as a director on May 1, 2024. Therefore, the cash fees reported for Ms. Beschloss reflects the prorated portion of the annual cash retainer earned from the date of her appointment.
(3)As Mr. Hance is an Operating Executive, no additional remuneration is paid to him as a director. Mr. Hance’s compensation is discussed in “Certain
Relationships and Related Transactions.”
(4)Dr. Robertson retired as a director effective as of May 29, 2024. Because of Dr. Robertson’s pending retirement, Dr. Robertson did not receive an RSU award on May 1, 2024.
The following table provides information regarding outstanding unvested equity awards held by our non-employee directors who served during 2024 as of December 31, 2024:

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(1)
Afsaneh Beschloss	5,004	$252,652
Sharda Cherwoo	5,004	$252,652
Linda H. Filler	5,004	$252,652
Lawton W. Fitt	5,004	$252,652
Mark S. Ordan	5,004	$252,652
Derica W. Rice	5,004	$252,652
Dr. Thomas S. Robertson(2)	—	$—
William J. Shaw	5,004	$252,652
Anthony Welters	5,004	$252,652
(1)The dollar amounts shown under this column were calculated by multiplying the number of unvested RSUs held by the director by the closing market price of
$50.49 per share on December 31, 2024, the last trading day of 2024.
(2)Dr. Robertson retired as a director effective May 29, 2024.

CARLYLE	Proxy Statement 2025	73
Certain Relationships and
Related Transactions
STATEMENT OF POLICY REGARDING TRANSACTIONS
WITH RELATED PERSONS
Our Board of Directors has adopted a written statement of policy regarding transactions with related persons, which we refer to as our “related person policy.” Our related person policy requires that a “related person” (as defined in paragraph (a) of
Item 404 of Regulation S-K) must promptly disclose to our General Counsel any “related person transaction” (defined as any transaction that is anticipated would be reportable by us under Item 404(a) of Regulation S-K in which we were or are to be a participant and the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest) and all material facts with respect thereto. The General Counsel will then promptly communicate that information to our Audit Committee or another independent body of the Board. No related person transaction will be executed without the approval or ratification of our Audit Committee or another independent body of our Board. It is our policy that directors interested in a related person transaction will recuse themselves from any vote of a related person transaction in which they have an interest.
CONVERSION TO A CORPORATION
Effective January 1, 2020, we converted from a Delaware limited partnership to a Delaware corporation named The Carlyle
Group Inc. In connection with the Conversion, holders of partnership units in Carlyle Holdings I L.P., Carlyle Holdings II L.P., and Carlyle Holdings III L.P. (collectively, “Carlyle Holdings”) exchanged such units for an equivalent number of shares of common stock and certain other restructuring steps occurred. In connection with the Conversion, on January 1, 2020, the Tax
Receivable Agreement, dated as of May 2, 2012, was amended and the Registration Rights Agreement with Senior Carlyle
Professionals, dated as of May 8, 2012, was amended and restated, in each case, to give effect to and reflect the Conversion.
In connection with the Conversion, on January 1, 2020, we entered into stockholder agreements with William E. Conway, Jr.,
Daniel A. D’Aniello, and David M. Rubenstein (collectively, the “Co-Founders” and such agreements, the “Stockholder
Agreements”). See “Stockholder Agreements” below for additional information.
In connection with the Conversion, the Carlyle Holdings partnership units that were held by the limited partners of Carlyle
Holdings were exchanged for an equivalent number of shares of common stock, including 17,000 Carlyle Holdings partnership units that were exchanged by Carlyle Group Management L.L.C., the former general partner of The Carlyle Group L.P.
Holders of Carlyle Holdings partnership units received cash payments aggregating approximately $344 million, which is equivalent to $1.50 per Carlyle Holdings partnership unit exchanged in the Conversion, payable in five annual installments of
$0.30 each year beginning in January 2020, with the final installment having been paid in January 2024. Of this aggregate amount, Messrs. Conway, D’Aniello, Rubenstein, Ferguson, Finn, Hance, and Redett received $66,749,466, $66,749,466,
$70,499,466, $941,724, $312,432, $377,070, and $67,445, respectively. None of our independent directors nor Mr. Schwartz and Ms. LoBue were limited partners of the Carlyle Holdings partnerships and did not receive any payments related to the foregoing. The payment obligations were unsecured obligations of the Company or a subsidiary thereof, subordinated in right of payment to indebtedness of the Company and its subsidiaries, and did not bear interest.
STOCKHOLDER AGREEMENTS
Pursuant to the Stockholder Agreements, each co-founder has the right to designate one director to our Board of Directors for so long as such co-founder and/or his “Founder Group” (as defined in the Stockholder Agreements) beneficially owns at least
5% of our issued and outstanding common stock. In addition, each co-founder has the right to designate a second director to our Board until the earlier of (x) such time as the co-founder and/or his Founder Group ceases to beneficially own at least 20 million shares of common stock and (y) January 1, 2027. For so long as at least one co-founder is entitled to designate two directors to our Board, the co-founders then serving on the Board may (i) designate a co-founder to serve as co-chair of the
Board and (ii) designate a co-founder to serve on each of the Compensation and Nominating and Corporate Governance
Committees of the Board, subject to applicable law and listing standards.

74	CARLYLE	Proxy Statement 2025

Certain Relationships and Related Transactions
CO-FOUNDERS’ NON-COMPETITION AND
NON-SOLICITATION AGREEMENTS
We have non-competition agreements with each of our co-founders, Messrs. Conway, D’Aniello, and Rubenstein. Each co-
founder agreed that during the period he is a controlling partner (as defined in the non-competition agreement) and for the period of three years thereafter (the “Restricted Period”), he will not engage in any business or activity that is competitive with our business. Each founder agreed that during the Restricted Period, he will not solicit any of our employees, or employees of our subsidiaries, to leave their employment with us or otherwise terminate or cease or materially modify their relationship with us or employ or engage any such employee. In addition, during the Restricted Period, each co-founder will not solicit any of our fund investors to invest in any funds or activities that are competitive with our businesses and will not pursue or otherwise seek to develop any investment opportunities under active consideration by Carlyle.
During the Restricted Period, each co-founder is required to protect and only use “proprietary information” that relates to our business in accordance with strict restrictions placed by us on its use and disclosure. Each co-founder agreed that during the
Restricted Period he will not disclose any of the proprietary information, except (i) as required by his duties on behalf of Carlyle or with our consent or (ii) as required by virtue of subpoena, court, or governmental agency order or as otherwise required by law or (iii) to a court, mediator, or arbitrator in connection with any dispute between such co-founder and us.
In the case of any breach of the non-competition, non-solicitation, confidentiality, and investment activity limitation provisions, each co-founder agrees that we will be entitled to seek equitable relief in the form of specific performance and injunctive relief.
TAX RECEIVABLE AGREEMENT
In connection with our initial public offering, we entered into a tax receivable agreement with the limited partners of the Carlyle
Holdings partnerships whereby we agreed to pay to such limited partners 85% of the amount of cash tax savings, if any, in
U.S. federal, state, and local income tax realized as a result of increases in tax basis resulting from exchanges of Carlyle
Holdings partnership units for common units of The Carlyle Group L.P.
From and after the consummation of the Conversion, holders of Carlyle Holdings partnership units do not have any rights to payments under the tax receivable agreement except for payment obligations pre-existing at the time of the Conversion with respect to exchanges that have occurred prior to the Conversion.
For the year ended December 31, 2024, we made payments in respect of exchanges made prior to the Conversion pursuant to the tax receivable agreement to Messrs. Conway, D’Aniello, Redett, Finn (including in his individual capacity, to a trust for the benefit of Mr. Finn’s family, and to a limited liability company of which Mr. Finn is the manager), and Ferguson of $242,560,
$241,981, $3,314, $28,904, and $11,322, respectively.
REGISTRATION RIGHTS AGREEMENT
We have entered into an amended and restated registration rights agreement pursuant to which TCG Carlyle Global Partners
L.L.C., an entity wholly owned by our senior Carlyle professionals, has the right to request that we register the sale of shares of common stock held by our pre-IPO owners an unlimited number of times and may require us to make available shelf registration statements permitting sales of shares of common stock into the market from time to time over an extended period.
In addition, TCG Carlyle Global Partners L.L.C. has the ability to exercise certain piggyback registration rights in respect of shares of common stock held by our pre-IPO owners in connection with registered offerings requested by other registration rights holders or initiated by us.
FIRM USE OF PRIVATE AIRCRAFT
An entity controlled by Mr. Rubenstein owns an aircraft that may be used for Carlyle’s business in the ordinary course of our operations. Carlyle incurred $1,298,444 for the use of the aircraft for the year ended December 31, 2024, all of which was paid directly to the manager of the aircraft and a significant portion of which ultimately was paid to or for the benefit of Mr.
Rubenstein. The hourly rates that Carlyle paid for the use of the aircraft were based on current market rates for chartering private aircraft of the same type. Mr. Rubenstein paid the purchase price of the aircraft himself and bore all operating, personnel, and maintenance costs associated with the operation of the aircraft for non-Carlyle purposes.

CARLYLE	Proxy Statement 2025	75

Certain Relationships and Related Transactions
INVESTMENTS IN AND ALONGSIDE CARLYLE FUNDS
Our directors and executive officers are permitted to coinvest their own capital in and alongside our investment funds. The opportunity to invest in and alongside our investment funds is also available to all of our senior Carlyle professionals and to those of our employees whom we have determined have a status that reasonably permits us to offer them these types of investments in compliance with applicable laws. We encourage our eligible professionals to invest in and alongside our investment funds because we believe that such investing further aligns the interests of our professionals with those of our fund investors and our firm. Our directors and executive officers may also transfer or purchase outstanding interests in our investment funds, whereupon the interests may remain not subject to or may no longer be subject to management fees, incentive fees, or carried interest in some cases.
Coinvestments are investments in investment vehicles or other assets on the same terms and conditions as those available to the applicable fund, except that these coinvestments generally are not subject to management fees, incentive fees, or carried interest. These coinvestments are funded with our professionals’ own “after-tax” cash and not with deferral of management or incentive fees. Coinvestors are responsible for their pro-rata share of partnership and other general and administrative fees and expenses. In addition, our directors and executive officers are permitted to invest their own capital directly in investment funds we advise, in most instances not subject to management fees, incentive fees, or carried interest. We intend to continue our coinvestment program and we expect that our eligible professionals, including our senior Carlyle professionals and our directors and executive officers, collectively will continue to invest significant amounts of their own capital in and alongside the investment funds that we advise or manage.
Certain members of our Board of Directors are employees of Carlyle (Messrs. Schwartz, Conway, D’Aniello, and Rubenstein)
and one member of our Board of Directors is an Operating Executive of Carlyle (Mr. Hance) and each also own investments in and alongside our investment funds. The amount invested in and alongside our investment funds during 2024 by certain of our directors and by our executive officers (and their family members and investment vehicles), including amounts funded pursuant to third party capital commitments assumed by such persons, was $1,278,211 for Mr. Schwartz; $874,479 for
Mr. Redett; $191,182,225 for Mr. Conway; $36,790,195 for Mr. D’Aniello; $24,302,546 for Mr. Rubenstein; $1,846 for Ms.
LoBue; $348,406 for Mr. Ferguson; $736,747 for Mr. Finn; $514,018 for Mr. Hance; $410,360 for Mr. Shaw; $3,977,793 for
Mr. Welters; and $198,441 for Mr. Larson.
OTHER TRANSACTIONS
Mr. Hance, a member of our Board of Directors, is an Operating Executive of Carlyle and received, for the year ended
December 31, 2024, an operating executive fee in respect of his service in such capacity of $250,010 and, on May 1, 2024, a grant of 5,004 restricted stock units. Mr. Hance was also previously allocated direct carried interest ownership at the fund level in respect of certain corporate private equity funds. For the year ended December 31, 2024, Mr. Hance did not receive any distributions in respect of such carried interest.
The co-founders of our firm, Messrs. Conway, D’Aniello, and Rubenstein, are members of our Board of Directors and as employees of Carlyle each received, for the year ended December 31, 2024, a salary of $500,000.

76	CARLYLE	Proxy Statement 2025
Beneficial Ownership
The following table sets forth information regarding the beneficial ownership of our common stock as of April 4, 2025 (unless otherwise indicated below) by each person known to us to beneficially own more than 5% of any class of our outstanding voting securities, each of our directors and named executive officers and all directors and executive officers as a group. As of
January 1, 2025, the irrevocable proxy granted to Carlyle Group Management L.L.C. over shares of common stock beneficially owned by senior Carlyle professionals expired pursuant to its terms. Unless otherwise indicated, the address for each beneficial owner listed in the table below is 1001 Pennsylvania Avenue, NW, Washington, DC 20004.

	Common Stock Beneficially Owned
Name of Beneficial Owner	Number	% of Class
The Vanguard Group(1)	24,876,188	6.9%
BlackRock Inc.(2)	21,846,507	6.1%
Capital World Investors(3)	20,008,088	5.5%
Harvey M. Schwartz	1,489,265	*
John C. Redett	120,905	*
William E. Conway, Jr.	29,999,644	8.3%
David M. Rubenstein(4)	29,249,644	8.1%
Daniel A. D’Aniello	32,504,102	9.0%
Jeffrey W. Ferguson	814,731	*
Christopher Finn(5)	245,685	*
Lindsay P. LoBue	18,775	*
Afsaneh Beschloss(6)	5,004	*
Sharda Cherwoo(6)	10,713	*
Linda H. Filler(6)	16,478	*
Lawton W. Fitt(6)	68,408	*
James H. Hance, Jr.(6)	306,853	*
Mark S. Ordan(6)	16,478	*
Derica W. Rice(5), (6)	24,656	*
William J. Shaw(6)	68,408	*
Anthony Welters(6)	51,070	*
All executive officers and directors as a group (16 persons)(6)	94,765,134	26.3%
*Less than 1%.
(1)Reflects shares of common stock beneficially owned by The Vanguard Group based on the Schedule 13G filed by The Vanguard Group on February 13, 2024.
The address of The Vanguard Group is 100 Vanguard Blvd, Malvern, PA 19355.
(2)Reflects shares of common stock beneficially owned by BlackRock Inc. based on the Schedule 13G filed by BlackRock Inc. on November 8, 2024.
The address of BlackRock Inc. is 50 Hudson Yards, New York, NY 10001.
(3)Reflects shares of common stock beneficially owned by Capital World Investors based on the Schedule 13G filed by Capital World Investors on
February 9, 2024. The address of Capital World Investors is 333 South Hope Street, 55th Floor, Los Angeles, California 90071.
(4)Includes 7,000,000 shares that have been pledged by Mr. Rubenstein to a third party to secure payment for a loan. For additional information, see
“Compensation Discussion and Analysis—Compensation Governance Practices—Hedging and Pledging.”
(5)Of the 379,685 shares of common stock shown in the table above for Mr. Finn, 13,595 shares of common stock are held in a family trust. Of the 24,656 shares of common stock shown in the table above for Mr. Rice, 4,193 shares of common stock are held indirectly by Mr. Rice’s spouse.
(6)The number of shares of common stock shown in the table above includes the following underlying RSUs that will vest within 60 days of April 4, 2025: 5,004 shares for each of Mses. Beschloss, Cherwoo, Filler, and Fitt and Messrs. Hance, Ordan, Rice, Shaw, and Welters.

CARLYLE	Proxy Statement 2025	77
Additional Information
HOW TO COMMUNICATE WITH THE BOARD
OF DIRECTORS
Anyone who would like to communicate with, or otherwise make his or her concerns known directly to any then-serving Lead
Independent Director, to the chairperson of any of the Audit, Compensation, and Nominating and Corporate Governance
Committees, or to the non-management or independent directors as a group, may do so by addressing such communications or concerns to our Corporate Secretary at The Carlyle Group, 1001 Pennsylvania Avenue, NW, Washington, DC 20004, who
will forward such communications to the appropriate party. Such communications may be done confidentially or anonymously.
CORPORATE GOVERNANCE MATERIALS AVAILABLE
ON OUR WEBSITE
On our website (ir.carlyle.com/governance) under the heading “Corporate Governance,” you can find, among other things, our:
•Governance Policy
•Audit Committee Charter
•Compensation Committee Charter
•Nominating and Corporate Governance Committee Charter
•Code of Conduct
•Code of Ethics for Financial Professionals
•Process for Reporting of Concerns
Information on our website is not, and will not be deemed to be, a part of this Proxy Statement or incorporated into any of our other filings with the SEC.
OTHER BUSINESS
As of the date hereof, there are no other matters that our Board intends to present, or has reason to believe others will present, at our Annual Meeting. If other matters come before our Annual Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

78	CARLYLE	Proxy Statement 2025
Frequently Asked Questions

When and where is our Annual Meeting?
We will be holding our Annual Meeting virtually, on Thursday, May 29, 2025, at 9:00 a.m.
EDT, via the Internet at www.virtualshareholdermeeting.com/CG2025.
The virtual meeting format for the Annual Meeting enables full and equal participation by all of our shareholders from any place in the world at little to no cost. We designed the format of the virtual Annual Meeting to ensure that shareholders who attend our Annual
Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. At our virtual Annual Meeting, shareholders will be able to attend, vote, and submit questions via the Internet. Whether or not you plan to attend the Annual
Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in these proxy materials. Additional information can be found at
www.proxyvote.com.

How can I attend our Annual Meeting?
Shareholders as of the record date may attend, vote, and submit questions virtually at our
Annual Meeting by logging in approximately fifteen minutes before 9:00 a.m. EDT.
To log in, shareholders (or their authorized representatives) will need the control number provided on their proxy card, voting instruction form, or Notice. If you are not a shareholder or do not have a control number, you will not be able to participate. The availability of online voting may depend on the voting procedures of the organization that holds your shares.

Can I ask questions at the virtual Annual Meeting?
Shareholders as of our record date who attend and participate in our virtual Annual
Meeting at 9:00 a.m. EDT will have an opportunity to submit questions live via the
Internet during a designated portion of the meeting. Shareholders must have available their control number provided on their proxy card, voting instruction form, or Notice.
Questions submitted in accordance with the meeting rules of conduct will be answered during the meeting, subject to time constraints. Questions regarding claims or personal matters, including those related to employment issues, are not pertinent to meeting matters and therefore will not be answered.

What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during check-in or the meeting, please call the technical support number that will be posted on the virtual meeting platform log-in page. If there are any technical issues in convening or hosting the meeting, we will promptly post information to our website, including information on when the meeting will be reconvened.

What is included in our proxy materials?
Our proxy materials, which are available at www.proxyvote.com, include:
•Our Notice of 2025 Annual Meeting of Shareholders,
•Our Proxy Statement, and
•Our 2024 Annual Report to Shareholders.
If you received printed versions of these materials by mail (rather than through electronic delivery), these materials also included a proxy card or voting instruction form.

CARLYLE	Proxy Statement 2025	79

Frequently Asked Questions

How are we distributing our proxy materials?
To expedite delivery, reduce our costs, and decrease the environmental impact of our proxy materials, we used “Notice and Access” in accordance with an SEC rule that permits us to provide proxy materials to our shareholders over the Internet. On or about
April 17, 2025, we will send a Notice of Internet Availability of Proxy Materials to certain of our shareholders containing instructions on how to access our proxy materials online. If you received a Notice, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review all of the important information contained in the proxy materials. The Notice also instructs you on how you may submit your proxy via the Internet. If you received a Notice and would like to receive a copy of our proxy materials, follow the instructions contained in the Notice to request a copy electronically or in paper form on a one-time or ongoing basis.

Who can vote at our Annual Meeting?
You can vote your shares of common stock at our Annual Meeting if you were a shareholder at the close of business on April 4, 2025.
As of April 4, 2025, there were 360,881,683 shares of common stock outstanding, each of which entitles the holder to one vote for each matter to be voted on at our
Annual Meeting.

What is the difference between holding shares as a shareholder of record and as a beneficial owner of shares held in street name?
Shareholder of Record. If your shares of common stock are registered directly in your name with our transfer agent, Equiniti Trust Company, you are considered a “shareholder of record” of those shares. You may contact our transfer agent (by regular mail or phone) at:
Equiniti Trust Company
Operations Center
6201 15th Avenue
Brooklyn, NY 11219
Phone: (800) 937-5449
Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a bank, brokerage firm, broker-dealer, or other similar organization, then you are a beneficial owner of shares held in street name. In that case, you will have received these proxy materials from the bank, brokerage firm, broker-dealer, or other similar organization holding your account and, as a beneficial owner, you have the right to direct your bank, brokerage firm, or similar organization as to how to vote the shares held in your account.

How do I vote?
To be valid, your vote by Internet, telephone, or mail must be received by the deadline specified on the proxy card or voting information form, as applicable. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting.

80	CARLYLE	Proxy Statement 2025

Frequently Asked Questions

Can I change my vote after I have voted?
You can revoke your proxy at any time before it is voted at our Annual Meeting, subject to the voting deadlines that are described on the proxy card or voting instruction form, as applicable.
You can revoke your vote:
•By voting again by Internet or by telephone (only your last Internet or telephone proxy submitted prior to the meeting will be counted),
•By signing and returning a new proxy card with a later date,
•By obtaining a “legal proxy” from your account representative at the bank, brokerage firm, broker- dealer, or other similar organization through which you hold shares, or
•By voting at the Annual Meeting.
You may also revoke your proxy by giving written notice of revocation to the Corporate
Secretary at The Carlyle Group Inc., 1001 Pennsylvania Avenue, NW, Washington, DC
20004, which must be received no later than 5:00 p.m., Eastern Time, on May 28, 2025. If you intend to revoke your proxy by providing such written notice, we advise that you also send a copy via email to publicinvestor@carlyle.com.
If your shares are held in street name, we also recommend that you contact your broker, bank, or other nominee for instructions on how to change or revoke your vote.

How can I obtain an additional proxy card?
Shareholders of record can contact our Investor Relations team at The Carlyle Group
Inc., 1001 Pennsylvania Avenue, NW, Washington, DC 20004, Attention: Investor
Relations, telephone: (202) 729-5800, email: publicinvestor@carlyle.com.
If you hold your shares of common stock in street name, contact your account representative at the bank, brokerage firm, broker-dealer, or other similar organization through which you hold your shares.

How will my shares be voted if I do not vote at the Annual Meeting?
The proxy holders (that is, the persons named as proxies on the proxy card) will vote your shares of common stock in accordance with your instructions at the Annual Meeting
(including any adjournments or postponements thereof).

How will my shares be voted if I do not give specific voting instructions?
Shareholders of Record. If you indicate that you wish to vote as recommended by our
Board or if you sign, date, and return a proxy card but do not give specific voting instructions, then the proxy holders will vote your shares in the manner recommended by our Board on all matters presented in this Proxy Statement, and the proxy holders may determine in their discretion regarding any other matters properly presented for a vote at our Annual Meeting. Although our Board does not anticipate that any of the director nominees will be unable to stand for election as a director nominee at our Annual
Meeting, if this occurs, proxies will be voted in favor of such other person or persons as may be recommended by our Nominating and Corporate Governance Committee and
designated by our Board.
Beneficial Owners of Shares Held in Street Name. If your bank, brokerage firm, broker-
dealer, or other similar organization does not receive specific voting instructions from you, how your shares may be voted will depend on the type of proposal.
•Ratification of Ernst & Young LLP as our Independent Registered Public Accounting
Firm for 2025 (Item 2). NYSE rules allow your bank, brokerage firm, broker-dealer, or other similar organization to vote your shares only on routine matters. Proposal 2, the ratification of Ernst & Young as our independent registered public accounting firm for
2025, is the only matter for consideration at the meeting that NYSE rules deem to be routine.
•All Other Matters (Items 1 and 3). All other proposals are non-routine matters under
Nasdaq rules, which means your bank, brokerage firm, broker-dealer, or other similar organization may not vote your shares without voting instructions from you. Therefore, you must give your broker instructions in order for your vote to be counted.

CARLYLE	Proxy Statement 2025	81

Frequently Asked Questions

What is a Broker Non-Vote?
A “broker non-vote” occurs when your broker submits a proxy for the meeting with respect to the ratification of the appointment of independent registered public accounting firm but does not vote on non-discretionary matters because you did not provide voting instructions on these matters.

What is the quorum requirement for our Annual Meeting?
A quorum is required to transact business at our Annual Meeting. With respect to the election of directors, the holders of our outstanding shares of common stock entitled to vote as of April 4, 2025 who attend the Annual Meeting, provided that such holders represent at least one-third of our outstanding shares of common stock, represented either in person or by proxy, will constitute a quorum. With respect to the other matters to be voted on at the Annual Meeting, the holders of a majority of the outstanding shares of common stock entitled to vote as of April 4, 2025, represented in person or by proxy, will constitute a quorum. Abstentions, withhold votes, and shares represented by broker non-votes will be treated as present for quorum purposes. Virtual attendance at our
Annual Meeting constitutes presence in person for purposes of quorum at the meeting.

Who counts the votes cast at our Annual Meeting?	Representatives of Broadridge will tabulate the votes cast at our Annual Meeting, and Christopher Woods will act as the independent inspector of election.

Where can I find the voting results of our Annual Meeting?	We expect to announce the preliminary voting results at our Annual Meeting. The final voting results will be reported in a Current Report on Form 8-K filed with the SEC and posted on our website.

When will Carlyle hold an advisory vote on the frequency of Say-on-Pay votes?	The next advisory vote on the frequency of Say-on-Pay votes will be held no later than our 2027 Annual Meeting of Shareholders.

How do I obtain more information about Carlyle?
A copy of our 2024 Annual Report to Shareholders accompanies this Proxy Statement.
You also may obtain, free of charge, a copy of that document, our 2024 Annual Report on
Form 10-K, including our financial statements and schedules thereto, our Governance
Policy, our Code of Conduct, our Code of Ethics for Financial Professionals, and Audit
Committee charter by writing to: The Carlyle Group Inc., 1001 Pennsylvania Avenue, NW,
Washington, DC 20004, Attn: Investor Relations, telephone: (202) 729-5800, email:
publicinvestor@carlyle.com.
These documents, as well as other information about The Carlyle Group Inc., are also available on our website at ir.carlyle.com/governance.

How do I inspect the list of shareholders of record?
A list of the shareholders of record as of April 4, 2025 will be available for inspection during ordinary business hours at our headquarters at The Carlyle Group Inc., 1001
Pennsylvania Avenue, NW, Washington, DC 20004, for a period of 10 days prior to the
Annual Meeting.

How do I sign up for electronic delivery of proxy materials?
This Proxy Statement and our 2024 Annual Report to Shareholders are available at:
www.proxyvote.com. If you would like to help reduce our costs of printing and mailing future materials, you can agree to access these documents in the future over the Internet rather than receiving printed copies in the mail. For your convenience, you may find links to sign up for electronic delivery for both shareholders of record and beneficial owners who hold shares in street name at www.proxyvote.com.
Once you sign up, you will continue to receive proxy materials electronically until you revoke this preference.

82	CARLYLE	Proxy Statement 2025

Frequently Asked Questions

Who pays the expenses of this proxy solicitation?
Our proxy materials are being used by our Board in connection with the solicitation of proxies for our Annual Meeting. We pay the expenses of the preparation of proxy materials and the solicitation of proxies for our Annual Meeting. In addition to the solicitation of proxies by mail, certain of our directors, officers, or employees may solicit telephonically, electronically, or by other means of communication.
Our directors, officers, and employees will receive no additional compensation for any such solicitation.

What is “householding?”
In accordance with a notice sent to certain street name shareholders of common stock who share a single address, shareholders at a single address will receive only one copy of this Proxy Statement and our 2024 Annual Report to Shareholders unless we have previously received contrary instructions. This practice, known as “householding,” is designed to reduce our printing and postage costs. We currently do not “household” for shareholders of record.
If your household received a single set of proxy materials, but you would prefer to receive a separate copy of this Proxy Statement or our 2024 Annual Report to Shareholders, you
may contact us at The Carlyle Group Inc., 1001 Pennsylvania Avenue, NW, Washington,
DC 20004, Attn: Investor Relations, telephone: (202) 729-5800, email:
publicinvestor@carlyle.com, and we will deliver those documents to you promptly upon receiving the request.
You may request or discontinue householding in the future by contacting the broker, bank or similar institution through which you hold your shares. You may also change your householding preferences you may contact Broadridge, either by calling (866) 540-7095, or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood,
New York, 11717.
Shareholders also must satisfy the notification, timeliness, consent, and information requirements set forth in our amended and restated certification of incorporation.

How can I submit a Rule 14a-8 shareholder proposal at the 2026 Annual Meeting of Shareholders?
Shareholders who, in accordance with the SEC’s Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2026
Annual Meeting of Shareholders must submit their proposals to the Corporate Secretary by mail at The Carlyle Group, 1001 Pennsylvania Avenue, NW, Washington, DC 20004.
Proposals must be received on or before December 18, 2025. As the rules of the SEC make clear, however, simply submitting a proposal does not guarantee its inclusion.

How can I submit nominees or shareholder proposals in accordance with our amended and restated certificate of incorporation?
In accordance with our amended and restated certificate of incorporation, in order to properly bring director nominations or any other business, including shareholder proposals to be included in our proxy materials, before the 2026 Annual Meeting of
Shareholders, a shareholder’s notice of the matter that the shareholder wishes to present must be delivered to the Corporate Secretary by mail at The Carlyle Group, 1001
Pennsylvania Avenue, NW, Washington, DC 20004, in compliance with the procedures and along with the other information required by our amended and restated certificate of incorporation, not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the 2025 Annual
Meeting. As a result, any notice given by or on behalf of a shareholder pursuant to these provisions of our amended and restated certificate of incorporation must be received no earlier than January 29, 2026 and no later than February 28, 2026. In the event that the
2026 Annual Meeting of Shareholders is held more than 30 days before or more than 70 days after May 29, 2026, notice by the shareholder must be received no earlier than the
120th day prior to such annual meeting and no later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of the annual meeting is first made.
In addition to satisfying the foregoing requirements under our amended and restated
certificate of incorporation, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our Board’s nominees must provide notice that sets forth any additional information required by Rule 14a-19 under the Exchange Act no later than March 30, 2026.

CARLYLE	Proxy Statement 2025	83

Frequently Asked Questions
What vote is required for adoption or approval of each matter to be voted on?

Proposal	Required Vote	Board Recommendation

Item 1. Election of Directors Named in this Proxy Statement	A plurality of the votes cast (for each director nominee)	FOR all nominees Unless a contrary choice is specified, proxies solicited by our Board will be voted FOR the election of the director nominees

Item 2. Ratification of Ernst & Young LLP as our Independent Registered Public Accounting Firm for 2025	A majority of the votes cast	FOR the ratification of the appointment of Ernst & Young Unless a contrary choice is specified, proxies solicited by our Board will be voted FOR the ratification of the appointment

Item 3. Non-Binding Vote to Approve Named Executive Officer Compensation (“Say-on-Pay”)	A majority of the votes cast	FOR the approval of the compensation of our named executive officers Unless a contrary choice is specified, proxies solicited by our Board will be voted FOR the resolution

What are my choices for casting my vote on each matter to be voted on?

Proposal	Voting Options	Effect of Abstentions or Withhold Votes, as Applicable	Broker Discretionary Voting Allowed?	Effect of Broker Non-Votes

Item 1. Election of Directors Named in this Proxy Statement	FOR or WITHHOLD (for each director nominee).	No effect — will be excluded entirely from the vote with respect to the nominee from which they are withheld	No	No effect

Item 2. Ratification of Ernst & Young LLP as our Independent Registered Public Accounting Firm for 2025	FOR, AGAINST, or ABSTAIN	No effect — not counted as a “vote cast”	Yes	N/A

Item 3. Non-Binding Vote to Approve Named Executive Officer Compensation (“Say-on-Pay”)	FOR, AGAINST, or ABSTAIN	No effect — not counted as a “vote cast”	No	No effect

CARLYLE	Proxy Statement 2025	A-1
Appendix A: Reconciliations of
Non-GAAP Measures
DISTRIBUTABLE EARNINGS AND FEE
RELATED EARNINGS
Distributable Earnings, or “DE,” is a key performance benchmark used in our industry and is evaluated regularly by our chief operating decision maker (“CODM”), which is our Chief Executive Officer, in making resource deployment and compensation decisions and in assessing performance of our three reportable segments. The CODM also uses DE in budgeting, forecasting, and the overall management of our segments. We believe that reporting DE is helpful to understanding our business and that investors should review the same supplemental financial measure that the CODM uses to analyze our segment performance.
DE is intended to show the amount of net realized earnings without the effects of the consolidation of the Consolidated Funds.
DE is derived from our segment reported results, and is used to assess performance. Fee Related Earnings, or “FRE,” is a component of DE and is used to assess the ability of the business to cover base compensation and operating expenses from total fee revenues.
The following tables reconcile the Total Segments to our Income (Loss) Before Provision for Income Taxes for the years ended
December 31, 2024 and 2023:

	For the Year Ended December 31, 2024
(in millions)	Total Reportable Segments	Consolidated Funds	Reconciling Items		Carlyle Consolidated
Revenues	$3,655.4	$631.6	$1,138.8	(a)	$5,425.8
Expenses	$2,129.9	$610.3	$1,315.9	(b)	$4,056.1
Other income	$—	$24.0	$—	(c)	$24.0
Distributable earnings	$1,525.5	$45.3	$(177.1)	(d)	$1,393.7

	For the Year Ended December 31, 2023
(in millions)	Total Reportable Segments	Consolidated Funds	Reconciling Items		Carlyle Consolidated
Revenues	$3,405.1	$570.1	$(1,011.3)	(a)	$2,963.9
Expenses	$1,974.6	$460.3	$1,136.8	(b)	$3,571.7
Other income	$—	$6.9	$—	(c)	$6.9
Distributable earnings	$1,430.5	$116.7	$(2,148.1)	(d)	$(600.9)
(a)The Revenues adjustment principally represents unrealized performance revenues, unrealized principal investment income (loss) (including Fortitude), the principal investment loss from dilution of the indirect investment in Fortitude, revenues earned from the Consolidated Funds, which were eliminated in consolidation to arrive at the Company’s total revenues, adjustments for amounts attributable to non-controlling interests in consolidated entities, adjustments related to expenses associated with the investments in NGP Management and its affiliates that are included in operating captions or are excluded from the segment results, adjustments to reflect the reimbursement of certain costs incurred on behalf of Carlyle funds on a net basis, and the inclusion of tax expenses associated with certain foreign performance revenues, as detailed below:

	Year Ended December 31,
(in millions)	2024	2023
Unrealized performance and fee related performance revenues	$1,031.9	$(1,046.6)
Unrealized principal investment income	34.1	36.1
Principal investment loss from dilution of indirect investment in Fortitude	—	(104.0)
Adjustments related to expenses associated with investments in NGP Management and its affiliates	(13.1)	(13.8)
Non-controlling interests and other adjustments to present certain costs on a net basis	167.9	191.6
Elimination of revenues of Consolidated Funds	(82.0)	(74.6)
	$1,138.8	$(1,011.3)

A-2	CARLYLE	Proxy Statement 2025

Appendix A: Reconciliations of Non-GAAP Measures
The following table reconciles the total segments fund level fee revenue to the most directly comparable U.S. GAAP measure, the Company’s consolidated fund management fees, for the years ended December 31, 2024 and 2023:

	Year Ended December 31,
(in millions)	2024	2023
Total Reportable Segments - Fund level fee revenues	$2,403.8	$2,305.8
Adjustments(1)	(215.7)	(262.6)
Carlyle Consolidated - Fund management fees	$2,188.1	$2,043.2
(1)Adjustments represent the reclassification of NGP management fees from principal investment income, the reclassification of fee related performance revenues from business development companies and other products, management fees earned from Consolidated Funds, which were eliminated in consolidation to arrive at the Company’s fund management fees, and the reclassification of certain amounts included in portfolio advisory fees, net and other in the segment results that are included in interest and other income in the U.S. GAAP results.
(b)The Expenses adjustment represents the elimination of intercompany expenses of the Consolidated Funds payable to the Company, the inclusion of equity-based compensation, certain tax expenses associated with realized performance revenues related compensation, and unrealized performance revenues related compensation, adjustments related to expenses associated with the investment in NGP Management that are included in operating captions, adjustments to reflect the reimbursement of certain costs incurred on behalf of Carlyle funds on a net basis, changes in the tax receivable agreement liability, and charges and credits associated with Carlyle corporate actions and non-recurring items, as detailed below:

	Year Ended December 31,
(in millions)	2024	2023
Unrealized performance and fee related performance revenue compensation expense	$635.2	$612.6
Equity-based compensation	476.5	260.1
Acquisition or disposition-related charges and amortization of intangibles and impairment	136.6	145.3
Tax expense associated with certain foreign performance revenues related compensation	(1.0)	(1.0)
Non-controlling interests and other adjustments to present certain costs on a net basis	92.8	148.7
Other adjustments	21.2	11.6
Elimination of expenses of Consolidated Funds	(45.4)	(40.5)
	$1,315.9	$1,136.8
(c)The Other Income (Loss) adjustment results from the Consolidated Funds that were eliminated in consolidation to arrive at the Company’s total Other
Income (Loss).
(d)The following table is a reconciliation of Income (Loss) Before Provision for Income Taxes to Distributable Earnings and to Fee Related Earnings:

	Year Ended December 31,
(in millions, except per share amounts)	2024	2023
Income (loss) before provision for income taxes	$1,393.7	$(600.9)
Adjustments:
Net unrealized performance and fee related performance revenues	(396.7)	1,659.2
Unrealized principal investment income	(34.1)	(36.1)
Principal investment loss from dilution of indirect investment in Fortitude	—	104.0
Equity-based compensation(1)	476.5	260.1
Acquisition or disposition-related charges, including amortization of intangibles and impairment	136.6	145.3
Net income attributable to non-controlling interests in consolidated entities	(70.7)	(111.7)
Tax expense associated with certain foreign performance revenues	(1.0)	(1.0)
Other adjustments(2)	21.2	11.6
Distributable Earnings	$1,525.5	$1,430.5
Realized performance revenues, net of related compensation(3)	366.1	531.0
Realized principal investment income(3)	101.0	88.8
Net interest	46.2	48.7
Fee Related Earnings	$1,104.6	$859.4
Distributable Earnings	$1,525.5	$1,430.5
Less: Estimated current corporate, foreign, state and local taxes(4)	210.3	255.4
Distributable Earnings, net	$1,315.2	$1,175.1
Distributable Earnings, net per common share outstanding(5)	$3.66	$3.24
FRE margin(6)	46%	37%
Margin on income (loss) before provision for income taxes(7)	26%	(20%)
(1)Equity-based compensation includes amounts that are presented in principal investment income and general, administrative and other expenses in our
U.S. GAAP consolidated statements of operations.

CARLYLE	Proxy Statement 2025	A-3

Appendix A: Reconciliations of Non-GAAP Measures
(2)Includes charges (credits) related to Carlyle corporate actions and non-recurring items that affect period-to-period comparability and are not reflective of the Company’s operating performance.
(3)Refer to “Realized Net Performance Revenues and Realized Principal Investment Income” below for the reconciliations to the most directly comparable
U.S. GAAP measures.
(4)Estimated current corporate, foreign, state and local taxes represents the total U.S. GAAP Provision (benefit) for income taxes adjusted to include only the current tax provision (benefit) applied to Net income (loss) attributable to The Carlyle Group Inc. This adjustment, used to calculate Distributable
Earnings, Net attributable to common stockholders, reflects the benefit of deductions available to the Company on certain expense items that are excluded from the underlying calculation of Distributable Earnings, such as equity-based compensation expense, amortization of acquired intangible assets, and charges (credits) related to corporate actions and non-recurring items. Management believes that using the estimated current tax provision
(benefit) in this manner more accurately reflects earnings that are available to be distributed to common stockholders.
(5)Distributable Earnings, net per common share outstanding is calculated by dividing Distributable Earnings, net for each quarter by the number of common shares outstanding at each quarter end. For the purposes of this calculation, net common shares that were issued in the following quarter in connection with the vesting of restricted stock units were added to the common shares outstanding, as they participate in the dividend paid on common shares in the following quarter.
(6)FRE margin is calculated as Fee Related Earnings divided by Total Segment Fee Revenues. Effective December 31, 2023, we realigned our employee compensation program, which increased the proportion of our accrued performance allocations used to compensate our employees.
(7)Margin on income (loss) before provision for taxes is the most directly comparable U.S. GAAP measure to FRE margin, and is equal to Income (loss)
before provision for taxes divided by Total revenues.
REALIZED NET PERFORMANCE REVENUES AND
REALIZED PRINCIPAL INVESTMENT INCOME
See reconciliation to the most directly comparable U.S. GAAP measure below:

	Year Ended December 31, 2024
(in millions)	Carlyle Consolidated	Adjustments	Total Reportable Segments
Performance revenues	$2,015.7	$(939.8)	$1,075.9
Performance revenues related compensation expense	1,361.5	(651.7)	709.8
Net performance revenues	$654.2	$(288.1)	$366.1
Principal investment income (loss)	$238.7	$(137.7)	$101.0

	Year Ended December 31, 2023
(in millions)	Carlyle Consolidated	Adjustments	Total Reportable Segments
Performance revenues	$(88.6)	$1,026.9	$938.3
Performance revenues related compensation expense	1,103.7	(696.4)	407.3
Net performance revenues	$(1,192.3)	$1,723.3	$531.0
Principal investment income (loss)	$133.4	$(44.6)	$88.8
Adjustments to performance revenues and principal investment income (loss) relate to (i) unrealized performance allocations net of related compensation expense and unrealized principal investment income, which are excluded from the segment results, (ii) amounts earned from the Consolidated Funds, which were eliminated in the U.S. GAAP consolidation but were included in the segment results, (iii) amounts attributable to non-controlling interests in consolidated entities, which were excluded from the segment results, (iv) the reclassification of NGP performance revenues, which are included in principal investment income in the U.S. GAAP financial statements, (v) the reclassification of fee related performance revenues, which are included in fund level fee revenues in the segment results, and (vi) the reclassification of tax expenses associated with certain foreign performance revenues. Adjustments to principal investment income (loss) also include the reclassification of earnings for the investments in NGP Management and its affiliates to the appropriate operating captions for the segment results, the exclusion of charges associated with the investment in NGP Management and its affiliates that are excluded from the segment results and the exclusion of the principal investment loss from dilution of the indirect investment in Fortitude.

A-4	CARLYLE	Proxy Statement 2025

Appendix A: Reconciliations of Non-GAAP Measures
NET ACCRUED PERFORMANCE REVENUES
Accrued performance allocations, net of accrued giveback obligations is the U.S. GAAP measure most comparable to Net accrued performance revenues. The following is a reconciliation:

	As of December 31,
(in millions)	2024	2023
Accrued performance allocations, net of accrued giveback obligations(1)	$7,009.5	$6,125.9
Plus: Accrued performance allocations from NGP Carry Funds(2)	489.4	484.4
Less: Net accrued performance allocations presented as fee related performance revenues	—	(5.2)
Less: Accrued performance allocation-related compensation	(4,788.5)	(4,235.5)
Plus: Receivable for giveback obligations from current and former employees	11.5	11.5
Less: Deferred taxes on certain foreign accrued performance allocations	(19.0)	(27.1)
Plus/Less: Net accrued performance allocations/giveback obligations attributable to non-controlling interests in consolidated entities	0.2	7.4
Plus: Net accrued performance allocations attributable to Consolidated Funds, eliminated in consolidation	10.1	9.1
Net accrued performance revenues before timing differences	2,713.2	2,370.5
Plus/Less: Timing differences between the period when accrued performance allocations/giveback obligations are realized and the period they are collected/distributed	24.7	8.3
Net accrued performance revenues attributable to The Carlyle Group Inc.	$2,737.9	$2,378.8
(1)Accrued incentive fees are excluded from net accrued performance revenues.
(2)Accrued performance allocations from NGP funds are presented as investments in the consolidated balance sheet.
TOTAL INVESTMENTS ATTRIBUTABLE TO THE
CARLYLE GROUP INC.
Investments, excluding performance allocations, is the U.S. GAAP measure most comparable to Total investments attributable to The Carlyle Group Inc., net of CLO loans and other borrowings. The following is a reconciliation:

	As of December 31,
(in millions)	2024	2023
Investments, excluding performance allocations	$3,883.2	$3,785.4
Less: Amounts attributable to non-controlling interests in consolidated entities	(309.6)	(173.9)
Plus: Investments in Consolidated Funds, eliminated in consolidation	377.3	140.1
Less: Strategic equity method investments in NGP Management(1)	(369.2)	(370.3)
Less: Investment in NGP general partners-accrued performance allocations(1)	(489.4)	(484.4)
Total investments attribution to The Carlyle Group Inc.	3,092.3	2,896.9
Less: CLO loans and other borrowings collateralized by investments attributable to The Carlyle Group Inc.(2)	(271.6)	(408.8)
Total investments attributable to The Carlyle Group Inc., net of CLO loans and other borrowings	$2,820.7	$2,488.1
(1)We have equity interests in NGP Management Company, L.L.C. (“NGP Management”), the general partners of certain carry funds advised by NGP, and principal investments in certain NGP funds. These equity interests are accounted for as investments under equity method accounting. Total investments attributable to The Carlyle Group Inc. excludes the strategic equity method investments in NGP Management and investments in the general partners of certain NGP carry funds.
(2)Of the total CLO and other borrowings, $271.6 million and $408.8 million were collateralized by investments attributable to The Carlyle Group Inc. as of
December 31, 2024 and 2023, respectively.

CARLYLE

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THE CARLYLE GROUP INC.

The Board of Directors recommends that shareholders vote "FOR" the eight nominees:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) David M. Rubenstein
02) Daniel A. D'Aniello
03) Harvey M. Schwartz
04) Sharda Cherwoo
05) Linda H. Filler
06) James H. Hance, Jr.
07) Derica W. Rice
08) William J. Shaw

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
2. Ratification of Ernst & Young LLP as Independent Registered Public Accounting Firm for 2025	☐	☐	☐
3. Non-Binding Vote to Approve Named Executive Officer Compensation ("Say-on-Pay")	☐	☐	☐

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Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for The Carlyle Group Inc. 2025 Annual Meeting of Shareholders:

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V68655-P26074

THE CARLYLE GROUP INC.
Annual Meeting of Shareholders
May 29, 2025 9:00 AM EDT
This proxy is solicited by the Board of Directors

The undersigned shareholder of The Carlyle Group Inc. (the "Company") acknowledges receipt of the Notice of the 2025 Annual Meeting of Shareholders of the Company and the Proxy Statement and hereby appoints: Harvey Schwartz, John Redett, and Jeffrey Ferguson and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the 2025 Annual Meeting of Shareholders of the Company to be held virtually at www.virtualshareholdermeeting.com/CG2025 on May 29, 2025 at 9:00 a.m. EDT, and at any postponements or adjournments thereof, as indicated on this proxy (with discretionary authority under Proposal 1 to vote for a substitute nominee if any nominee is unable to serve or for good cause will not serve) and on such other matters as may properly come before said meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS, AND THE PROPOSALS (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAVE BEEN APPROVED BY THE BOARD OF DIRECTORS AND RECOMMENDED FOR APPROVAL BY THE SHAREHOLDERS.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR AT ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE IN REGARD TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” THE ELECTION OF ALL THE NOMINEES UNDER PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3.

PLEASE REFER TO THE COMPANY'S PROXY STATEMENT FOR A DISCUSSION OF EACH PROPOSAL.